PROSPECTUS
                                January 31, 2010

              DYNAMIC ENERGY FUND (CLASS I TICKER: DWGEX; CLASS II)
          DYNAMIC ENERGY INCOME FUND (CLASS I TICKER: DWEIX; CLASS II)
          DYNAMIC GLOBAL GROWTH FUND (CLASS I TICKER: DWGGX; CLASS II)
         DYNAMIC GROWTH NAVIGATOR FUND (CLASS I TICKER: DWGNX; CLASS II)
          DYNAMIC INFRASTRUCTURE FUND (CLASS I TICKER: DWGIX; CLASS II)
        DYNAMIC NATURAL RESOURCES FUND (CLASS I TICKER: DWNRX; CLASS II)
      DYNAMIC CONTRARIAN ADVANTAGE FUND (CLASS I TICKER: DWGVX; CLASS II)
            DYNAMIC DISCOVERY FUND (CLASS I TICKER: DWGDX; CLASS II)
      DYNAMIC GOLD & PRECIOUS METALS FUND (CLASS I TICKER: DWGOX; CLASS II)
       DYNAMIC NORTH AMERICAN VALUE FUND (CLASS I TICKER: DWNVX; CLASS II)
           DYNAMIC U.S. GROWTH FUND (CLASS I TICKER: DWUGX ; CLASS II)
            DYNAMIC U.S. VALUE FUND (CLASS I TICKER: DWUVX; CLASS II)
                       (COLLECTIVELY, THE "DYNAMIC FUNDS")
                       EACH A SERIES OF DUNDEEWEALTH FUNDS
                       (FORMERLY BHR INSTITUTIONAL FUNDS)


                               INVESTMENT ADVISER:
                               DUNDEEWEALTH US, LP

     The Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
            Any representation to the contrary is a criminal offense.

                              About This Prospectus


                                                                     Page
SUMMARY SECTIONS
    DYNAMIC ENERGY FUND.............................................. 1
    DYNAMIC ENERGY INCOME FUND....................................... 5
    DYNAMIC GLOBAL GROWTH FUND....................................... 9
    DYNAMIC GROWTH NAVIGATOR FUND.................................... 12
    DYNAMIC INFRASTRUCTURE FUND...................................... 15
    DYNAMIC NATURAL RESOURCES FUND................................... 18
    DYNAMIC CONTRARIAN ADVANTAGE FUND................................ 22
    DYNAMIC DISCOVERY FUND........................................... 25
    DYNAMIC GOLD & PRECIOUS METALS FUND.............................. 28
    DYNAMIC NORTH AMERICAN VALUE FUND................................ 32
    DYNAMIC U.S. GROWTH FUND......................................... 35
    DYNAMIC U.S. VALUE FUND.......................................... 38
MORE INFORMATION ABOUT THE FUNDS..................................... 42
MORE INFORMATION ABOUT RISK.......................................... 43
MORE INFORMATION ABOUT FUND INVESTMENTS.............................. 44
INFORMATION ABOUT PORTFOLIO HOLDINGS................................. 44
INVESTMENT ADVISER................................................... 44
INVESTMENT SUB-ADVISER............................................... 46
INVESTMENT TEAM...................................................... 46
MORE INFORMATION ABOUT PURCHASING, SELLING AND
    EXCHANGING FUND SHARES........................................... 48
OTHER POLICIES....................................................... 52
DIVIDENDS AND DISTRIBUTIONS.......................................... 55
TAXES................................................................ 55
FINANCIAL HIGHLIGHTS................................................. 58
HOW TO OBTAIN MORE INFORMATION ABOUT THE
    DUNDEEWEALTH FUNDS............................................... Back Cover

DYNAMIC ENERGY FUND

SUMMARY SECTION

Investment Objective: The investment objective of the Dynamic Energy Fund (the "Fund") is to seek long-term growth of capital.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------------------------------------------
                                                         Dynamic Energy Fund -          Dynamic Energy Fund -
                                                             Class I Shares                 Class II Shares
--------------------------------------------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your
investment)
--------------------------------------------------------------------------------------------------------------------
Redemption Fee (charged on any redemption or                       2.00%                          2.00%
exchange within 90 days of purchase)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that you
pay each year as a percentage of the value of your
investment)
--------------------------------------------------------------------------------------------------------------------
Management Fees                                                    0.95%                          0.95%
--------------------------------------------------------------------------------------------------------------------
Other Expenses (1)                                                 2.34%                          2.59%
--------------------------------------------------------------------------------------------------------------------
         Shareholder Servicing Fee                                 0.00%                          0.25%
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                               3.29%                          3.54%
--------------------------------------------------------------------------------------------------------------------
Fee Waivers and Reimbursements (2)                                (2.04)%                        (2.04)%
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Waiver              1.25%                          1.50%
--------------------------------------------------------------------------------------------------------------------


(1)   "Other Expenses" are estimated for the current fiscal year.

(2) The investment adviser (the "Adviser") has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.25% for Class I Shares and 1.50% for Class II Shares until March 13, 2012. If, during this period, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation.

Example: This example is intended to help you compare the cost of investing in the Dynamic Energy Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Dynamic Energy Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Dynamic Energy Fund would be:

-------------------------------------------------------------------------------
                                                  1 Year              3 Years
-------------------------------------------------------------------------------
Class I Shares                                     $127                 $397
-------------------------------------------------------------------------------
Class II Shares                                    $153                 $474
-------------------------------------------------------------------------------

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

Principal Investment Strategy: The Fund invests, under normal market conditions, at least 80% of its assets in securities of energy and alternative energy companies. Energy and alternative energy companies are those involved primarily in the exploration, research, development, production and distribution of a broad range of non-renewable and renewable energy sources. The Fund may invest in U.S. and foreign companies of any size, including small and mid capitalization companies, in order to achieve its objective.

To achieve its investment objective, the Fund's portfolio manager seeks to identify and make investments in well positioned companies involved in a broad range of energy and alternative energy activities. These businesses may be involved in the exploration, research, development, production and distribution of commodities including, but not limited to, fossil fuels, coal and uranium. Companies in which the Fund invests may also be involved in the development and distribution of products and services of traditional or alternative sources of power, including solar, wind and water. The Fund may, to the extent permitted by applicable law, also invest in Canadian income trusts. An income trust is an equity investment vehicle designed to distribute cash flow from an underlying business to investors. Canadian income trusts focused in the oil or gas industry are commonly referred to as energy income trusts or oil and gas royalty trusts. Canadian income trusts focused on activities in the power generation or distribution, water and pipeline industries are commonly referred to as utility income trusts.

Techniques such as fundamental analysis may be used to assess growth and value potential. In conducting fundamental analysis of companies that are being considered for purchase by the Fund, the management team evaluates the financial condition and management of a company, its industry and the overall economy. As part of this evaluation, the Sub-Adviser may:

      o     analyze financial data and other information sources;
      o     assess the quality of management; and
      o     conduct company interviews, where possible.

Principal Risks of Investing in the Fund: Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Price volatility is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.


Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund's investments.


The Fund is also subject to the risk that its primary market segment, investments in securities of companies involved in energy and alternative energy activities, may underperform other market segments or the equity markets as a whole. Moreover, the Sub-Adviser's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired result, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to select stocks.

The small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small cap companies may have limited product lines, markets and financial resources, and may depend upon relatively small management groups. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund's securities may go up or down in value depending on changes in the Canadian stock market, on the relative exchange rates of the U.S. dollar and the Canadian dollar, U.S. and Canadian political and economic developments, and U.S. and Canadian laws relating to investments in Canada. Canadian securities may also be less liquid, more volatile and harder to value than U.S. securities. The Canadian economy is highly dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy.

A Canadian income trust is an investment trust that holds assets that are income producing, the income from which is passed on to its security holders. A potential benefit of an income trust is its ability to generate constant cash flows. Income trusts have the potential to deliver higher yields than bonds. During periods of low interest rates, income trusts may achieve higher yields compared with cash investments. During periods of high interest rates, the opposite may be true. Income trusts may experience losses during periods of both low and high interest rates. Canadian income trusts focused in the oil or gas industry are commonly referred to as energy income trusts or oil and gas royalty trusts. Canadian income trusts focused on activities in the power generation or distribution, water and pipeline industries are commonly referred to as utility income trusts.

The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on global stocks of companies involved in energy, alternative energy or related activities.


Performance Information: The bar chart and performance table have been omitted because the Fund has not commenced operations. The Fund intends to compare its performance to the Morgan Stanley Capital International World Energy Index (MSCI World Energy Index). Updated performance information is available at www.dundeewealthus.com or by calling 1-888-572-0968.

Investment Adviser: DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.


Investment Sub-Adviser: Goodman & Company NY, Ltd.

Portfolio Managers:


--------------------------------------------------------------------------------
Oscar Belaiche                          Andrew Taylor
Vice President and Portfolio Manager    Portfolio Manager
Goodman & Company NY, Ltd.              Goodman & Company NY, Ltd.
Length of Service: Since Inception      Length of Service: Since Inception
--------------------------------------------------------------------------------

Purchasing, Selling and Exchanging Fund Shares: To purchase Class I Shares of the Fund for the first time, you must invest at least $100,000. To purchase Class II Shares of the Fund for the first time, you must invest at least $50,000. There is no minimum for subsequent investments.

You may purchase or redeem shares on any day that the New York Stock Exchange ("NYSE") is open for business (a Business Day).

Purchase and Redemption by Mail:
Regular Mail Address:                            Express Mail Address:
DundeeWealth Funds                               DundeeWealth Funds
C/O PNC Global Investment                        C/O PNC Global Investment
 Servicing (U.S.) Inc.                            Servicing (U.S.) Inc.
P.O. Box 9679                                    101 Sabin Street
Providence, RI 02940-9679                        Pawtucket, RI 02860-1427

Purchase by Wire: To open an account by wire, first call 1-888-572-0968 for details. To add to an existing account, wire your money using the instructions set forth below (be sure to include the Fund name and your account number):

Wiring Instructions:
PNC Bank, Philadelphia, PA
ABA #031000053
A/C 8611724522
RE: DundeeWealth Funds
REF: Dynamic Energy Fund
FBO: [Shareholder Name and Account Number]

Redemption Fee: The Fund charges a redemption fee for any redemption or exchange within 90 days of purchase of shares of the Fund.

Dividends, Capital Gains, and Taxes: The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Additionally, you will recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

DYNAMIC ENERGY INCOME FUND


SUMMARY SECTION

Investment Objective: The investment objective of the Dynamic Energy Income Fund (the "Fund") is to seek to achieve high income generation and long-term growth of capital.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------------------------------------------
                                                       Dynamic Energy Income Fund -   Dynamic Energy Income Fund -
                                                              Class I Shares                 Class II Shares
--------------------------------------------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your
investment)
--------------------------------------------------------------------------------------------------------------------
Redemption Fee (charged on any redemption or                       2.00%                          2.00%
exchange within 90 days of purchase)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that you
pay each year as a percentage of the value of your
investment)
--------------------------------------------------------------------------------------------------------------------
Management Fees                                                    0.95%                          0.95%
--------------------------------------------------------------------------------------------------------------------
Other Expenses (1)                                                48.85%                         49.10%
--------------------------------------------------------------------------------------------------------------------
         Shareholder Servicing Fee                                 0.00%                          0.25%
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              49.80%                         50.05%
--------------------------------------------------------------------------------------------------------------------
Fee Waivers and Reimbursements (2)                               (48.65)%                       (48.65)%
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Waiver              1.15%                          1.40%
--------------------------------------------------------------------------------------------------------------------


(1)   "Other Expenses" are estimated for the current fiscal year.

(2) The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.15% for Class I Shares and 1.40% for Class II Shares until March 13, 2012. If, during this period, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation.

Example: This example is intended to help you compare the cost of investing in the Dynamic Energy Income Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Dynamic Energy Income Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Dynamic Energy Income Fund would be:

--------------------------------------------------------------------------------
                                                  1 Year              3 Years
--------------------------------------------------------------------------------
Class I Shares                                     $117                $3,910
--------------------------------------------------------------------------------
Class II Shares                                    $143                $3,960
--------------------------------------------------------------------------------

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the period from when the Fund began investing according to its investment objectives on August 19, 2009, until September 30, 2009, the portfolio turnover rate was 20.50%, on a non-annualized basis, of the average value of its portfolio.

Principal Investment Strategy: The Fund invests, under normal market conditions, at least 80% of its assets in equity securities of energy and utility companies. Energy companies are involved primarily in the exploration, development, production, sale and distribution of oil and natural gas and/or other commodities such as fossil fuels, metals, minerals, wind and their by-products. Utility companies are energy-related companies and may be involved in multiple aspects of the development and distribution of power and water resources and/or the development of energy pipelines. The Fund may invest in companies of any size, including small and mid capitalization companies, in order to achieve its objective.


To achieve its investment objective, the Fund intends to invest primarily in U.S. and foreign energy and utility companies, and in equity securities of Canadian income trusts to the extent permitted by applicable law. When investing in an income trust, the Sub-Adviser purchases an equity investment vehicle designed to distribute cash flow from an underlying business to investors.

The Fund expects to declare and pay dividends, if any, quarterly, however it may declare and pay dividends more or less frequently, provided that the Fund intends to distribute its net investment income and make distributions of its net realized capital gains, if any, at least annually.

Techniques such as fundamental analysis may be used to assess capacity for income generation and capital appreciation. In conducting fundamental analysis of companies and income trusts that are being considered for purchase by the Fund, the management team evaluates the financial condition and management of a company or project, its industry and the overall economy. As part of this evaluation, the Sub-Adviser may:

      o     analyze financial data and other information sources;
      o     assess the quality of management; and
      o     conduct company interviews, where possible.

Principal Risks of Investing in the Fund: Since it purchases equity securities and income trust units that trade on stock exchanges, the Fund is subject to the risk that equity security and income trust unit prices will fall over short or extended periods of time. Price volatility is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.


Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund's investments.


The Fund is also subject to the risk that its primary market segment, investments in securities of companies involved in energy, alternative energy or related activities, may underperform other market segments or the equity markets as a whole. Moreover, the Sub-Adviser's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired result, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to select stocks.

The small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small cap companies may have limited product lines, markets and financial resources, and may depend upon relatively small management groups. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund's securities may go up or down in value depending on changes in the Canadian stock market, on the relative exchange rates of the U.S. dollar and the Canadian dollar, U.S. and Canadian political and economic developments, and U.S. and Canadian laws relating to investments in Canada. Canadian securities may also be less liquid, more volatile and harder to value than U.S. securities. The Canadian economy is highly dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy.

A Canadian income trust is an investment trust that holds assets that are income producing, the income from which is passed on to its security holders. The potential benefit of an income trust is its ability to generate constant cash flows. Income trusts have the potential to deliver higher yields than bonds. During periods of low interest rates, income trusts may achieve higher yields compared with cash investments. During periods of high interest rates, the opposite may be true. Income trusts may experience losses during periods of both low and high interest rates. Canadian income trusts focused in the oil or gas industry are commonly referred to as energy income trusts or oil and gas royalty trusts. Canadian income trusts focused on activities in the power generation or distribution, water and pipeline industries are commonly referred to as utility income trusts.


Dividends are not fixed and the level of dividends may vary over time. There is no guarantee that the issuers of the Fund's investments will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.


The Fund is non-diversified and invests in a limited number of securities. Therefore, the Fund's investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The Fund should only be purchased by investors seeking income generation and long-term growth of capital who can withstand the share price volatility of equity investing with a focus on global stocks of companies involved in energy, alternative energy or related activities.


Performance Information: The bar chart and performance table have been omitted because the Fund has not had a full calendar year of performance. The Fund intends to compare its performance to the Standard & Poor's/Toronto Stock Exchange Capped Energy Trust Index (S&P/TSX Capped Energy Trust Index). Updated performance information is available at www.dundeewealthus.com or by calling 1-888-572-0968.

Investment Adviser: DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.


Investment Sub-Adviser: Goodman & Company NY, Ltd.

Portfolio Managers:


--------------------------------------------------------------------------------
Oscar Belaiche                             Andrew Taylor
Vice President and Portfolio Manager       Portfolio Manager
Goodman & Company NY, Ltd.                 Goodman & Company NY, Ltd.
Length of Service: Since Inception         Length of Service: Since Inception
--------------------------------------------------------------------------------

Purchasing, Selling and Exchanging Fund Shares: To purchase Class I Shares of the Fund for the first time, you must invest at least $100,000. To purchase Class II Shares of the Fund for the first time, you must invest at least $50,000. There is no minimum for subsequent investments.

You may purchase or redeem shares on any day that the New York Stock Exchange ("NYSE") is open for business (a Business Day).

Purchase and Redemption by Mail:
Regular Mail Address:                            Express Mail Address:
DundeeWealth Funds                               DundeeWealth Funds
C/O PNC Global Investment                        C/O PNC Global Investment
 Servicing (U.S.) Inc.                            Servicing (U.S.) Inc.
P.O. Box 9679                                    101 Sabin Street
Providence, RI 02940-9679                        Pawtucket, RI 02860-1427

Purchase by Wire: To open an account by wire, first call 1-888-572-0968 for details. To add to an existing account, wire your money using the instructions set forth below (be sure to include the Fund name and your account number):

Wiring Instructions:
PNC Bank, Philadelphia, PA
ABA #031000053
A/C 8611724522
RE: DundeeWealth Funds
REF: Dynamic Energy Income Fund
FBO: [Shareholder Name and Account Number]

Redemption Fee: The Fund charges a redemption fee for any redemption or exchange within 90 days of purchase of shares of the Fund.

Dividends, Capital Gains, and Taxes: The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Additionally, you will recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

DYNAMIC GLOBAL GROWTH FUND

SUMMARY SECTION

Investment Objective: The investment objective of the Dynamic Global Growth Fund (the "Fund") is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------------------------------------------
                                                       Dynamic Global Growth Fund -   Dynamic Global Growth Fund -
                                                              Class I Shares                 Class II Shares
--------------------------------------------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your
investment)
--------------------------------------------------------------------------------------------------------------------
Redemption Fee (charged on any redemption or                       2.00%                          2.00%
exchange within 90 days of purchase)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that you
pay each year as a percentage of the value of your
investment)
--------------------------------------------------------------------------------------------------------------------
Management Fees                                                    0.85%                          0.85%
--------------------------------------------------------------------------------------------------------------------
Other Expenses (1)                                                 2.37%                          2.62%
--------------------------------------------------------------------------------------------------------------------
         Shareholder Servicing Fee                                 0.00%                          0.25%
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                               3.22%                          3.47%
--------------------------------------------------------------------------------------------------------------------
Fee Waivers and Reimbursements (2)                                (2.07)%                        (2.07)%
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Waiver              1.15%                          1.40%
--------------------------------------------------------------------------------------------------------------------


(1)   "Other Expenses" are estimated for the current fiscal year.

(2) The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.15% for Class I Shares and 1.40% for Class II Shares until March 13, 2012. If, during this period, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation.

Example: This example is intended to help you compare the cost of investing in the Dynamic Global Growth Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Dynamic Global Growth Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Dynamic Global Growth Fund would be:

--------------------------------------------------------------------------------
                                                  1 Year              3 Years
--------------------------------------------------------------------------------
Class I Shares                                     $117                 $365
--------------------------------------------------------------------------------
Class II Shares                                    $143                 $443
--------------------------------------------------------------------------------

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.


Principal Investment Strategy: The Fund invests in a portfolio consisting of equity securities of U.S. and foreign companies chosen according to a growth oriented investment approach. The Fund will invest significantly (at least 40% of its assets unless market conditions are deemed to be unfavorable by the Adviser or Sub-Adviser, in which case the Fund will invest at least 30% of its assets) in the securities of companies organized or primarily located outside of the U.S. or doing a substantial amount of business outside of the U.S. The Fund considers a company that derives at least 50% of its revenues from business outside the U.S. or has at least 50% of its assets outside the U.S. as doing a substantial amount of business outside the U.S. Based on the Sub-Adviser's view of the global capital markets, the Fund may invest from time to time in a limited number of countries and areas of the world. The Fund may invest in companies of any size, including small and mid capitalization companies, in order to achieve its objective.

When selecting investments for the Fund, the Sub-Adviser seeks to identify companies demonstrating strong current or prospective earnings growth relative to the overall market and relative to their peer group.

Techniques such as fundamental analysis may be used to assess potential investments for the Fund. In conducting fundamental analysis of companies that are being considered for purchase in the Fund, the management team evaluates the financial condition and management of a company, its industry and the overall economy. As part of this evaluation, the Sub-Adviser may:

     o   analyze financial data and other information sources;
     o   assess the quality of management; and
     o   conduct company interviews, where possible.

Principal Risks of Investing in the Fund: Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Price volatility is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.


Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund's investments.


A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends may experience less significant stock price declines during market downturns.

The Sub-Adviser expects a high portfolio turnover rate in excess of 300%.

The Fund is non-diversified and invests in a limited number of securities. Therefore, the Fund's investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing with a focus on global stocks.


Performance Information: The bar chart and performance table have been omitted because the Fund has not commenced operations. The Fund intends to compare its performance to the Morgan Stanley Capital International (MSCI) World Index. Updated performance information is available at www.dundeewealthus.com or by calling 1-888-572-0968.

Investment Adviser: DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.


Investment Sub-Adviser: Goodman & Company NY, Ltd.

Portfolio Manager:


Noah Blackstein
Vice President and Portfolio Manager
Goodman & Company NY, Ltd.
Length of Service: Since Inception

Purchasing, Selling and Exchanging Fund Shares: To purchase Class I Shares of the Fund for the first time, you must invest at least $100,000. To purchase Class II Shares of the Fund for the first time, you must invest at least $50,000. There is no minimum for subsequent investments.

You may purchase or redeem shares on any day that the New York Stock Exchange ("NYSE") is open for business (a Business Day).

Purchase and Redemption by Mail:
Regular Mail Address:                            Express Mail Address:
DundeeWealth Funds                               DundeeWealth Funds
C/O PNC Global Investment                        C/O PNC Global Investment
 Servicing (U.S.) Inc.                            Servicing (U.S.) Inc.
P.O. Box 9679                                    101 Sabin Street
Providence, RI 02940-9679                        Pawtucket, RI 02860-1427

Purchase by Wire: To open an account by wire, first call 1-888-572-0968 for details. To add to an existing account, wire your money using the instructions set forth below (be sure to include the Fund name and your account number):

Wiring Instructions:
PNC Bank, Philadelphia, PA
ABA #031000053
A/C 8611724522
RE: DundeeWealth Funds
REF: Dynamic Global Growth Fund
FBO: [Shareholder Name and Account Number]

Redemption Fee: The Fund charges a redemption fee for any redemption or exchange within 90 days of purchase of shares of the Fund.

Dividends, Capital Gains, and Taxes: The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Additionally, you will recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

DYNAMIC GROWTH NAVIGATOR FUND

SUMMARY SECTION

Investment Objective: The investment objective of the Dynamic Growth Navigator Fund (the "Fund") is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------------------------------------------
                                                         Dynamic Growth Navigator       Dynamic Growth Navigator
                                                           Fund - Class I Shares         Fund - Class II Shares
--------------------------------------------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your
investment)
--------------------------------------------------------------------------------------------------------------------
Redemption Fee (charged on any redemption or                       2.00%                          2.00%
exchange within 90 days of purchase)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that you
pay each year as a percentage of the value of your
investment)
--------------------------------------------------------------------------------------------------------------------
Management Fees                                                    0.95%                          0.95%
--------------------------------------------------------------------------------------------------------------------
Other Expenses (1)                                                 2.36%                          2.61%
--------------------------------------------------------------------------------------------------------------------
         Shareholder Servicing Fee                                 0.00%                          0.25%
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                               3.31%                          3.56%
--------------------------------------------------------------------------------------------------------------------
Fee Waivers and Reimbursements (2)                                (2.06)%                        (2.06)%
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Waiver              1.25%                          1.50%
--------------------------------------------------------------------------------------------------------------------


(1)   "Other Expenses" are estimated for the current fiscal year.

(2) The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.25% for Class I Shares and 1.50% for Class II Shares until March 13, 2012. If, during this period, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation.

Example: This example is intended to help you compare the cost of investing in the Dynamic Growth Navigator Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Dynamic Growth Navigator Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Dynamic Growth Navigator Fund would be:

--------------------------------------------------------------------------------
                                                  1 Year              3 Years
--------------------------------------------------------------------------------
Class I Shares                                     $127                 $397
--------------------------------------------------------------------------------
Class II Shares                                    $153                 $474
--------------------------------------------------------------------------------

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.


Principal Investment Strategy: The Fund represents an actively traded portfolio of equity securities of businesses located in the U.S. and around the world chosen according to a growth investment approach. The growth investment approach seeks to identify companies demonstrating the strongest earnings growth relative to the overall market and relative to their peer group. The Fund may invest in companies of any size, including small and mid capitalization companies, in order to achieve its objective.

Techniques such as fundamental analysis may be used to assess potential investments for the Fund. In conducting fundamental analysis of companies that are being considered for purchase in the Fund, the management team evaluates the financial condition and management of a company, its industry and the overall economy. As part of this evaluation, the Sub-Adviser may:

     o   analyze financial data and other information sources;
     o   assess the quality of management; and
     o   conduct company interviews, where possible.

Principal Risks of Investing in the Fund: Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Price volatility is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.


Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund's investments.


The small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends may experience less significant stock price declines during market downturns.

The Sub-Adviser expects a high portfolio turnover rate of between 75% and 150%.

The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on global stocks.


Performance Information: The bar chart and performance table have been omitted because the Fund has not commenced operations. The Fund intends to compare its performance to the Morgan Stanley Capital International (MSCI) World Index. Updated performance information is available at www.dundeewealthus.com or by calling 1-888-572-0968.

Investment Adviser: DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.


Investment Sub-Adviser: Goodman & Company NY, Ltd.

Portfolio Manager:


Alexander Lane
Portfolio Manager and Senior Analyst
Goodman & Company NY, Ltd.
Length of Service: Since Inception

Purchasing, Selling and Exchanging Fund Shares: To purchase Class I Shares of the Fund for the first time, you must invest at least $100,000. To purchase Class II Shares of the Fund for the first time, you must invest at least $50,000. There is no minimum for subsequent investments.

You may purchase or redeem shares on any day that the New York Stock Exchange ("NYSE") is open for business (a Business Day).

Purchase and Redemption by Mail:
Regular Mail Address:                            Express Mail Address:
DundeeWealth Funds                               DundeeWealth Funds
C/O PNC Global Investment                        C/O PNC Global Investment
 Servicing (U.S.) Inc.                            Servicing (U.S.) Inc.
P.O. Box 9679                                    101 Sabin Street
Providence, RI 02940-9679                        Pawtucket, RI 02860-1427

Purchase by Wire: To open an account by wire, first call 1-888-572-0968 for details. To add to an existing account, wire your money using the instructions set forth below (be sure to include the Fund name and your account number):

Wiring Instructions:
PNC Bank, Philadelphia, PA
ABA #031000053
A/C 8611724522
RE: DundeeWealth Funds
REF: Dynamic Growth Navigator Fund
FBO: [Shareholder Name and Account Number]

Redemption Fee: The Fund charges a redemption fee for any redemption or exchange within 90 days of purchase of shares of the Fund.

Dividends, Capital Gains, and Taxes: The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Additionally, you will recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

DYNAMIC INFRASTRUCTURE FUND

SUMMARY SECTION

Investment Objective: The investment objective of the Dynamic Infrastructure Fund (the "Fund") is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------------------------------------------
                                                        Dynamic Infrastructure Fund    Dynamic Infrastructure Fund
                                                             - Class I Shares               - Class II Shares
--------------------------------------------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your
investment)
--------------------------------------------------------------------------------------------------------------------
Redemption Fee (charged on any redemption or                       2.00%                          2.00%
exchange within 90 days of purchase)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that you
pay each year as a percentage of the value of your
investment)
--------------------------------------------------------------------------------------------------------------------
Management Fees                                                    0.95%                          0.95%
--------------------------------------------------------------------------------------------------------------------
Other Expenses(1)                                                 30.50%                         30.75%
--------------------------------------------------------------------------------------------------------------------
         Shareholder Servicing Fee                                 0.00%                          0.25%
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              31.45%                         31.70%
--------------------------------------------------------------------------------------------------------------------
Fee Waivers and Reimbursements(2)                                (30.20)%                       (30.20)%
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Waiver              1.25%                          1.50%
--------------------------------------------------------------------------------------------------------------------


(1)   "Other Expenses" are estimated for the current fiscal year.

(2) The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.25% for Class I Shares and 1.50% for Class II Shares until March 13, 2012. If, during this period, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation.

Example: This example is intended to help you compare the cost of investing in the Dynamic Infrastructure Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Dynamic Infrastructure Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Dynamic Infrastructure Fund would be:

--------------------------------------------------------------------------------
                                                  1 Year              3 Years
--------------------------------------------------------------------------------
Class I Shares                                     $127                $2,798
--------------------------------------------------------------------------------
Class II Shares                                    $153                $2,858
--------------------------------------------------------------------------------

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the period from when the Fund began investing according to its investment objectives on April 2, 2009, until September 30, 2009, the portfolio turnover rate was 60.18%, on a non-annualized basis, of the average value of its portfolio.

Principal Investment Strategy: The Fund invests, under normal market conditions, at least 80% of its assets in securities of publicly traded companies that hold infrastructure assets directly, as well as companies that own or manage infrastructure projects, or that are involved in the construction, development or maintenance of infrastructure assets. For the purposes of this policy, only publicly traded companies that hold at least 50% of their assets in infrastructure or derive at least 50% of their revenues or profits from infrastructure assets will be considered to hold infrastructure assets directly. The Fund may invest in companies of any size, including small and mid capitalization companies, in order to achieve its objective.

The Fund may invest in securities of infrastructure companies located in the U.S., Canada and in other foreign countries. Infrastructure assets are broadly defined as the basic facilities, services, and installations needed for the functioning of a community or society and may include but are not limited to the following areas: transportation (toll roads, airports, seaports and rail), energy (gas and electricity generation, transmission and distribution), water (pipelines and treatment plants), telecommunications (broadcast, satellite and cable) and social (hospitals, schools and prisons). The Fund may consider infrastructure investment opportunities occurring in both developed and developing countries with a goal of long-term capital appreciation.


Techniques such as fundamental analysis may be used to assess potential investments for the Fund. In conducting fundamental analysis of companies that are being considered for purchase in the Fund, the management team evaluates the financial condition and management of a company, its industry and the overall economy. As part of this evaluation, the Sub-Adviser may:

     o   analyze financial data and other information sources;
     o   assess the quality of management; and
     o   conduct company interviews, where possible.

Principal Risks of Investing in the Fund: Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Price volatility is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.


Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund's investments.


The Fund's securities may go up or down in value depending on changes in the Canadian stock market, on the relative exchange rates of the U.S. dollar and the Canadian dollar, U.S. and Canadian political and economic developments, and U.S. and Canadian laws relating to investments in Canada. Canadian securities may also be less liquid, more volatile and harder to value than U.S. securities. The Canadian economy is highly dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy.

The small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund is also subject to the risk that its primary market segment, investments in securities of infrastructure companies, may underperform other market segments or the equity markets as a whole. Moreover, the Sub-Adviser's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired result, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to select stocks.

The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on infrastructure stocks.

Performance Information: The bar chart and performance table have been omitted because the Fund has not had a full calendar year of performance. The Fund intends to compare its performance primarily to the Standard & Poor's Global Infrastructure Index (S&P Global Infrastructure Index) and secondarily to the Morgan Stanley Capital International (MSCI) World Index. Updated performance information is available at www.dundeewealthus.com or by calling 1-888-572-0968.

Investment Adviser: DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.


Investment Sub-Adviser: Goodman & Company NY, Ltd.

Portfolio Managers:


Oscar Belaiche                               Jason Gibbs
Vice President and Portfolio Manager         Portfolio Manager
Goodman & Company NY, Ltd.                   Goodman & Company NY, Ltd.
Length of Service: Since Inception           Length of Service: Since Inception

Purchasing, Selling and Exchanging Fund Shares: To purchase Class I Shares of the Fund for the first time, you must invest at least $100,000. To purchase Class II Shares of the Fund for the first time, you must invest at least $50,000. There is no minimum for subsequent investments.

You may purchase or redeem shares on any day that the New York Stock Exchange ("NYSE") is open for business (a Business Day).

Purchase and Redemption by Mail:
Regular Mail Address:                            Express Mail Address:
DundeeWealth Funds                               DundeeWealth Funds
C/O PNC Global Investment                        C/O PNC Global Investment
 Servicing (U.S.) Inc.                            Servicing (U.S.) Inc.
P.O. Box 9679                                    101 Sabin Street
Providence, RI 02940-9679                        Pawtucket, RI 02860-1427

Purchase by Wire: To open an account by wire, first call 1-888-572-0968 for details. To add to an existing account, wire your money using the instructions set forth below (be sure to include the Fund name and your account number):

Wiring Instructions:
PNC Bank, Philadelphia, PA
ABA #031000053
A/C 8611724522
RE: DundeeWealth Funds
REF: Dynamic Infrastructure Fund
FBO: [Shareholder Name and Account Number]

Redemption Fee: The Fund charges a redemption fee for any redemption or exchange within 90 days of purchase of shares of the Fund.

Dividends, Capital Gains, and Taxes: The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Additionally, you will recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

DYNAMIC NATURAL RESOURCES FUND

SUMMARY SECTION

Investment Objective: The investment objective of the Dynamic Natural Resources Fund (the "Fund") is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------------------------------------------
                                                         Dynamic Natural Resources      Dynamic Natural Resources
                                                           Fund - Class I Shares         Fund - Class II Shares
--------------------------------------------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your
investment)
--------------------------------------------------------------------------------------------------------------------
Redemption Fee (charged on any redemption or                       2.00%                          2.00%
exchange within 90 days of purchase)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that you
pay each year as a percentage of the value of your
investment)
--------------------------------------------------------------------------------------------------------------------
Management Fees                                                    0.95%                          0.95%
--------------------------------------------------------------------------------------------------------------------
Other Expenses (1)                                                 2.40%                          2.65%
--------------------------------------------------------------------------------------------------------------------
         Shareholder Servicing Fee                                 0.00%                          0.25%
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                               3.35%                          3.60%
--------------------------------------------------------------------------------------------------------------------
Fee Waivers and Reimbursements (2)                                (2.10)%                        (2.10)%
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Waiver              1.25%                          1.50%
--------------------------------------------------------------------------------------------------------------------


(1)   "Other Expenses" are estimated for the current fiscal year.

(2) The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.25% for Class I Shares and 1.50% for Class II Shares until March 13, 2012. If, during this period, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation.

Example: This example is intended to help you compare the cost of investing in the Dynamic Natural Resources Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Dynamic Natural Resources Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Dynamic Natural Resources Fund would be:

--------------------------------------------------------------------------------
                                                  1 Year              3 Years
--------------------------------------------------------------------------------
Class I Shares                                     $127                 $397
--------------------------------------------------------------------------------
Class II Shares                                    $153                 $474
--------------------------------------------------------------------------------

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

Principal Investment Strategy: The Fund invests, under normal market conditions, at least 80% of its assets in securities of companies which are involved primarily in resource-based activities and in instruments that derive their value from the value of natural resources. The Fund may invest in companies of any size, including small and mid capitalization companies, in order to achieve its objective.

The Fund invests primarily in equity securities of domestic and foreign businesses which are involved primarily in resource-based activities, including exploring for or exploiting base or ferrous metals, precious commodities (such as gold, silver, platinum, palladium and gems), oil, natural gas and other hydrocarbon products, lumber and lumber-related products, and other industrial materials. The Fund also may, to the extent consistent with applicable law, invest in Canadian income trusts relating to resource-based activities. An income trust is an equity investment vehicle designed to distribute cash flow from an underlying business to investors. The Fund does not intend to invest in agricultural or livestock-related businesses. Based on the Sub-Adviser's view of global resource supply and demand, the resource sector weightings within the portfolio may vary and, from time to time, a substantial portion of the Fund's assets may be in one resource sector.


For this Fund, the Sub-Adviser adheres to a focused investment philosophy, which emphasizes business perspective investing and is characterized by a portfolio of businesses generally held for the long term. Businesses are purchased when they trade at discounts to the Sub-Adviser's assessment of intrinsic value. Techniques such as fundamental analysis may be used to assess potential investments for the Fund. In conducting fundamental analysis of companies that are being considered for purchase in the Fund, the management team evaluates the financial condition and management of a company, its industry and the overall economy. As part of this evaluation, the Sub-Adviser may:

     o   analyze financial data and other information sources;
     o   assess the quality of management; and
     o   conduct company interviews, where possible.

Principal Risks of Investing in the Fund: Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Price volatility is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.


Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund's investments.


The Fund's securities may go up or down in value depending on changes in the Canadian stock market, on the relative exchange rates of the U.S. dollar and the Canadian dollar, U.S. and Canadian political and economic developments, and U.S. and Canadian laws relating to investments in Canada. Canadian securities may also be less liquid, more volatile and harder to value than U.S. securities. The Canadian economy is highly dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy.

A Canadian income trust generally is an investment trust that holds assets that are income producing, the income from which is passed on to its security holders. A potential benefit of an income trust is its ability to generate constant cash flows. Income trusts have the potential to deliver higher yields than bonds. During periods of low interest rates, income trusts may achieve higher yields compared with cash investments. During periods of high interest rates, the opposite may be true. Income trusts may experience losses during periods of both low and high interest rates. Canadian income trusts focused in the oil or gas industry are commonly referred to as energy income trusts or oil and gas royalty trusts. Canadian income trusts focused on activities in the power generation or distribution, water and pipeline industries are commonly referred to as utility income trusts.

The Fund is also subject to the risk that its primary market segment, investments in equity securities of businesses which explore for or exploit base or ferrous metals, precious commodities, oil, natural gas and other hydrocarbon products, lumber, and other industrial materials, may underperform other market segments or the equity markets as a whole. Moreover, the Sub-Adviser's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired result, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to select stocks.

The Fund is non-diversified and invests in a limited number of securities. Therefore, the Fund's investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on global stocks of businesses involved in resource-based activities.


Performance Information: The bar chart and performance table have been omitted because the Fund has not commenced operations. The Fund intends to compare its performance to the S&P Global Natural Resources Index. Updated performance information is available at www.dundeewealthus.com or by calling 1-888-572-0968.

Investment Adviser: DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.


Investment Sub-Adviser: Goodman & Company NY, Ltd.

Portfolio Managers:


Andrew Taylor                              Robert Cohen
Portfolio Manager                          Portfolio Manager
Goodman & Company NY, Ltd.                 Goodman & Company NY, Ltd.
Length of Service: Since Inception         Length of Service: Since Inception

Purchasing, Selling and Exchanging Fund Shares: To purchase Class I Shares of the Fund for the first time, you must invest at least $100,000. To purchase Class II Shares of the Fund for the first time, you must invest at least $50,000. There is no minimum for subsequent investments.

You may purchase or redeem shares on any day that the New York Stock Exchange ("NYSE") is open for business (a Business Day).

Purchase and Redemption by Mail:
Regular Mail Address:                            Express Mail Address:
DundeeWealth Funds                               DundeeWealth Funds
C/O PNC Global Investment                        C/O PNC Global Investment
 Servicing (U.S.) Inc.                            Servicing (U.S.) Inc.
P.O. Box 9679                                    101 Sabin Street
Providence, RI 02940-9679                        Pawtucket, RI 02860-1427

Purchase by Wire: To open an account by wire, first call 1-888-572-0968 for details. To add to an existing account, wire your money using the instructions set forth below (be sure to include the Fund name and your account number):

Wiring Instructions:
PNC Bank, Philadelphia, PA
ABA #031000053
A/C 8611724522
RE: DundeeWealth Funds
REF: Dynamic Natural Resources Fund
FBO: [Shareholder Name and Account Number]

Redemption Fee: The Fund charges a redemption fee for any redemption or exchange within 90 days of purchase of shares of the Fund.

Dividends, Capital Gains, and Taxes: The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Additionally, you will recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

DYNAMIC CONTRARIAN ADVANTAGE FUND


SUMMARY SECTION

Investment Objective: The investment objective of the Dynamic Contrarian Fund (the "Fund") is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------------------------------------------
                                                       Dynamic Contrarian Advantage   Dynamic Contrarian Advantage
                                                           Fund - Class I Shares         Fund - Class II Shares
--------------------------------------------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your
investment)
--------------------------------------------------------------------------------------------------------------------
Redemption Fee (charged on any redemption or                       2.00%                          2.00%
exchange within 90 days of purchase)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that you
pay each year as a percentage of the value of your
investment)
--------------------------------------------------------------------------------------------------------------------
Management Fees                                                    0.85%                          0.85%
--------------------------------------------------------------------------------------------------------------------
Other Expenses (1)                                                33.29%                         33.54%
--------------------------------------------------------------------------------------------------------------------
         Shareholder Servicing Fee                                 0.00%                          0.25%
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              34.14%                         34.39%
--------------------------------------------------------------------------------------------------------------------
Fee Waivers and Reimbursements (2)                               (32.99)%                       (32.99)%
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Waiver              1.15%                          1.40%
--------------------------------------------------------------------------------------------------------------------


(1)   "Other Expenses" are estimated for the current fiscal year.

(2) The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.15% for Class I Shares and 1.40% for Class II Shares until March 13, 2012. If, during this period, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation.

Example: This example is intended to help you compare the cost of investing in the Dynamic Contrarian Advantage Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Dynamic Contrarian Advantage Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Dynamic Contrarian Advantage Fund would be:

--------------------------------------------------------------------------------
                                                  1 Year              3 Years
--------------------------------------------------------------------------------
Class I Shares                                     $117                $2,963
--------------------------------------------------------------------------------
Class II Shares                                    $143                $3,021
--------------------------------------------------------------------------------

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the period from when the Fund began investing according to its investment objectives on April 3, 2009, until September 30, 2009, the portfolio turnover rate was 69.40%, on a non-annualized basis, of the average value of its portfolio.

Principal Investment Strategy: The Fund invests in a broadly diversified portfolio consisting of equity securities of U.S. and foreign companies chosen using a value oriented investment approach. The Sub-Adviser believes that dividend growth may be a strong indicator of future price performance, and therefore, seeks to identify high quality companies, selling at a discount to intrinsic value, that are expected to initiate or increase their dividends. Based on the Sub-Adviser's view of the global capital markets, the Fund may invest from time to time in a limited number of countries and areas of the world. The Fund may invest in companies of any size, including small and mid capitalization companies, in order to achieve its objective.

When selecting investments for the Fund, the Sub-Adviser screens a broad universe of stocks that are expected to initiate or increase their dividends using metrics that traditionally indicate a measure of value, including low price-to-cash-flow ratio, low-price-to-book ratio and low-price-to-earnings ratio. The Sub-Adviser then conducts fundamental analysis to distinguish those that merit investment from those that are inexpensive for a good reason. The Sub-Adviser also seeks to identify catalysts that may drive an increase in stock price.

In conducting fundamental analysis of companies that are being considered for purchase in the Fund, the management team evaluates the financial condition and management of a company, its industry and the overall economy. As part of this evaluation, the Sub-Adviser may:

     o   analyze financial data and other information sources;
     o   assess the quality of management; and
     o   conduct company interviews, where possible.

Principal Risks of Investing in the Fund: Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Price volatility is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.


Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund's investments.

The Sub-Adviser believes that value stocks tend to be inexpensive based on various measures of their intrinsic value. These stocks are inexpensive because they are out of investor favor for one or more reasons. The goal of the Sub-Adviser is to identify value stocks that will increase in price and ultimately reflect their intrinsic value over time. Risks that may prevent value stocks from appreciating include: the Sub-Adviser's inability to correctly estimate a stock's intrinsic value, the market's inability to realize the stock's intrinsic value over time, or a poorly performing business causing the intrinsic value of the stock to decline.

Dividends are not fixed and the level of dividends may vary over time. There is no guarantee that the issuers of the Fund's investments will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.


The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on global stocks.


Performance Information: The bar chart and performance table have been omitted because the Fund has not had a full calendar year of performance. The Fund intends to compare its performance to the Morgan Stanley Capital International
(MSCI) World Index. Updated performance information is available at www.dundeewealthus.com or by calling 1-888-572-0968.

Investment Adviser: DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.


Investment Sub-Adviser: Goodman & Company NY, Ltd.

Portfolio Manager:


David L. Fingold
Vice President and Portfolio Manager
Goodman & Company NY, Ltd.
Length of Service: Since Inception

Purchasing, Selling and Exchanging Fund Shares: To purchase Class I Shares of the Fund for the first time, you must invest at least $100,000. To purchase Class II Shares of the Fund for the first time, you must invest at least $50,000. There is no minimum for subsequent investments.

You may purchase or redeem shares on any day that the New York Stock Exchange ("NYSE") is open for business (a Business Day).

Purchase and Redemption by Mail:
Regular Mail Address:                            Express Mail Address:
DundeeWealth Funds                               DundeeWealth Funds
C/O PNC Global Investment                        C/O PNC Global Investment
 Servicing (U.S.) Inc.                            Servicing (U.S.) Inc.
P.O. Box 9679                                    101 Sabin Street
Providence, RI 02940-9679                        Pawtucket, RI 02860-1427

Purchase by Wire: To open an account by wire, first call 1-888-572-0968 for details. To add to an existing account, wire your money using the instructions set forth below (be sure to include the Fund name and your account number):

Wiring Instructions:
PNC Bank, Philadelphia, PA
ABA #031000053
A/C 8611724522
RE: DundeeWealth Funds
REF: Dynamic Contrarian Advantage Fund
FBO: [Shareholder Name and Account Number]

Redemption Fee: The Fund charges a redemption fee for any redemption or exchange within 90 days of purchase of shares of the Fund.

Dividends, Capital Gains, and Taxes: The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Additionally, you will recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

DYNAMIC DISCOVERY FUND

SUMMARY SECTION

Investment Objective: The investment objective of the Dynamic Discovery Fund (the "Fund") is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------------------------------------------
                                                             Dynamic Discovery              Dynamic Discovery
                                                                  Fund -                         Fund -
                                                              Class I Shares                 Class II Shares
--------------------------------------------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your
investment)
--------------------------------------------------------------------------------------------------------------------
Redemption Fee (charged on any redemption or                       2.00%                          2.00%
exchange within 90 days of purchase)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that you
pay each year as a percentage of the value of your
investment)
--------------------------------------------------------------------------------------------------------------------
Management Fees                                                    0.95%                          0.95%
--------------------------------------------------------------------------------------------------------------------
Other Expenses (1)                                                32.83%                         33.08%
--------------------------------------------------------------------------------------------------------------------
         Shareholder Servicing Fee                                 0.00%                          0.25%
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              33.78%                         34.03%
--------------------------------------------------------------------------------------------------------------------
Fee Waivers and Reimbursements (2)                               (32.53)%                       (32.53)%
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Waiver              1.25%                          1.50%
--------------------------------------------------------------------------------------------------------------------


(1)   "Other Expenses" are estimated for the current fiscal year.

(2) The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.25% for Class I Shares and 1.50% for Class II Shares until March 13, 2012. If, during this period, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation.

Example: This example is intended to help you compare the cost of investing in the Dynamic Discovery Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Dynamic Discovery Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Dynamic Discovery Fund would be:

--------------------------------------------------------------------------------
                                                  1 Year              3 Years
--------------------------------------------------------------------------------
Class I Shares                                     $127                $2,955
--------------------------------------------------------------------------------
Class II Shares                                    $153                $3,013
--------------------------------------------------------------------------------

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the period from when the Fund began investing according to its investment objectives on April 3, 2009, until September 30, 2009, the portfolio turnover rate was 69.79%, on a non-annualized basis, of the average value of its portfolio.

Principal Investment Strategy: The Fund will invest primarily in equity securities of domestic and foreign companies. The Fund may invest the majority of its assets in equity securities of small capitalization companies.

Investment analysis for this Fund follows a bottom-up approach, which emphasizes careful company specific analysis. Using a value investment approach, this Fund invests in companies that represent good value based on current stock price relative to the company's intrinsic value.

Techniques such as fundamental analysis may be used to assess potential investments for the Fund. In conducting fundamental analysis of companies that are being considered for purchase in the Fund, the management team evaluates the financial condition and management of a company, its industry and the overall economy. As part of this evaluation, the Sub-Adviser may:

     o   analyze financial data and other information sources;
     o   assess the quality of management; and
     o   conduct company interviews, where possible.

Principal Risks of Investing in the Fund: Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Price volatility is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.


Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund's investments.

The Sub-Adviser believes that value stocks tend to be inexpensive based on various measures of their intrinsic value. These stocks are inexpensive because they are out of investor favor for one or more reasons. The goal of the Sub-Adviser is to identify value stocks that will increase in price and ultimately reflect their intrinsic value over time. Risks that may prevent value stocks from appreciating include: the Sub-Adviser's inability to correctly estimate a stock's intrinsic value, the market's inability to realize the stock's intrinsic value over time, or a poorly performing business causing the intrinsic value of the stock to decline.


The small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on global stocks.


Performance Information: The bar chart and performance table have been omitted because the Fund has not had a full calendar year of performance. The Fund intends to compare its performance to the Morgan Stanley Capital International
(MSCI) World Index. Updated performance information is available at www.dundeewealthus.com or by calling 1-888-572-0968.

Investment Adviser: DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.


Investment Sub-Adviser: Goodman & Company NY, Ltd.

Portfolio Manager:


David L. Fingold
Vice President and Portfolio Manager
Goodman & Company NY, Ltd.
Length of Service: Since Inception

Purchasing, Selling and Exchanging Fund Shares: To purchase Class I Shares of the Fund for the first time, you must invest at least $100,000. To purchase Class II Shares of the Fund for the first time, you must invest at least $50,000. There is no minimum for subsequent investments.

You may purchase or redeem shares on any day that the New York Stock Exchange ("NYSE") is open for business (a Business Day).

Purchase and Redemption by Mail:
Regular Mail Address:                            Express Mail Address:
DundeeWealth Funds                               DundeeWealth Funds
C/O PNC Global Investment                        C/O PNC Global Investment
 Servicing (U.S.) Inc.                            Servicing (U.S.) Inc.
P.O. Box 9679                                    101 Sabin Street
Providence, RI 02940-9679                        Pawtucket, RI 02860-1427

Purchase by Wire: To open an account by wire, first call 1-888-572-0968 for details. To add to an existing account, wire your money using the instructions set forth below (be sure to include the Fund name and your account number):

Wiring Instructions:
PNC Bank, Philadelphia, PA
ABA #031000053
A/C 8611724522
RE: DundeeWealth Funds
REF: Dynamic Discovery Fund
FBO: [Shareholder Name and Account Number]

Redemption Fee: The Fund charges a redemption fee for any redemption or exchange within 90 days of purchase of shares of the Fund.

Dividends, Capital Gains, and Taxes: The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Additionally, you will recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

DYNAMIC GOLD & PRECIOUS METALS FUND

SUMMARY SECTION

Investment Objective: The investment objective of the Dynamic Gold & Precious Metals Fund (the "Fund") is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------------------------------------------
                                                          Dynamic Gold & Precious        Dynamic Gold & Precious
                                                       Metals Fund - Class I Shares   Metals Fund - Class II Shares
--------------------------------------------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your
investment)
--------------------------------------------------------------------------------------------------------------------
Redemption Fee (charged on any redemption or                       2.00%                          2.00%
exchange within 90 days of purchase)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that you
pay each year as a percentage of the value of your
investment)
--------------------------------------------------------------------------------------------------------------------
Management Fees                                                    0.95%                          0.95%
--------------------------------------------------------------------------------------------------------------------
Other Expenses (1)                                                30.41%                         30.66%
--------------------------------------------------------------------------------------------------------------------
         Shareholder Servicing Fee                                 0.00%                          0.25%
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              31.36%                         31.61%
--------------------------------------------------------------------------------------------------------------------
Fee Waivers and Reimbursements (2)                               (30.11)%                       (30.11)%
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Waiver              1.25%                          1.50%
--------------------------------------------------------------------------------------------------------------------


(1)   "Other Expenses" are estimated for the current fiscal year.

(2) The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.25% for Class I Shares and 1.50% for Class II Shares until March 13, 2012. If, during this period, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation.

Example: This example is intended to help you compare the cost of investing in the Dynamic Gold & Precious Metals Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Dynamic Gold & Precious Metals Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Dynamic Gold & Precious Metals Fund would be:

--------------------------------------------------------------------------------
                                                  1 Year              3 Years
--------------------------------------------------------------------------------
Class I Shares                                     $127                $2,792
--------------------------------------------------------------------------------
Class II Shares                                    $153                $2,852
--------------------------------------------------------------------------------

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the period from when the Fund began investing according to its investment objectives on April 2, 2009, until September 30, 2009, the portfolio turnover rate was 5.43%, on a non-annualized basis, of the average value of its portfolio.

Principal Investment Strategy: The Fund invests, under normal market conditions, at least 80% of its assets in securities of companies which are engaged primarily in activities related to gold and various precious metals, including exploration, mining, development, fabrication, processing or distribution, in instruments that derive their value from the value of precious metals and in gold, silver, platinum and palladium in the form of bullion, coins and storage receipts. The Fund may invest in companies of any size, including small and mid capitalization companies, in order to achieve its objective.


Bullion and coins for the Fund will only be bought from and sold to banks (both U.S. and foreign) who are members, or affiliated with members, of a regulated U.S. commodities exchange. Gold, silver and other precious metals will not be purchased in any form that is not readily marketable. Coins will only be purchased for the Fund if they can be bought and sold in an active market and will not be purchased for their numismatic value. Any bullion or coin purchased by the Fund will be delivered to and stored with a qualified custodian bank in the United States. Bullion and coins do not generate income - they offer only the potential for capital appreciation or depreciation. Direct investment in gold, silver and platinum in the form of bullion or coins may subject the Fund to higher custody and transaction costs than those normally associated with the ownership of stocks.

As a result of its specialized investment mandate, the Fund may be subject to pronounced cycles and widely varying conditions in the stock markets. The Sub-Adviser anticipates that the Fund may invest greater than 25% of its assets in securities of Canadian companies which are engaged primarily in activities related to gold, in instruments that derive their value from the value of gold and in gold in the form of bullion, coins and storage receipts. Based on the Sub-Adviser's view of global supply and demand factors, however, the precious metals weightings within the portfolio may vary and, from time to time, a substantial portion of the Fund's assets may be invested in any one country and/or category of precious metals.

Techniques such as fundamental analysis may be used to assess potential investments for the Fund. In conducting fundamental analysis of companies that are being considered for purchase in the Fund, the management team evaluates the financial condition and management of a company, its industry and the overall economy. As part of this evaluation, the Sub-Adviser may:

     o   analyze financial data and other information sources;
     o   assess the strength of a company's management; and
     o   conduct company interviews, where possible.

Principal Risks of Investing in the Fund: Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Price volatility is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.


Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund's investments.


The Fund's securities may go up or down in value depending on changes in the Canadian stock market, on the relative exchange rates of the U.S. dollar and the Canadian dollar, U.S. and Canadian political and economic developments, and U.S. and Canadian laws relating to investments in Canada. Canadian securities may also be less liquid, more volatile and harder to value than U.S. securities. The Canadian economy is highly dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy.


The Fund is also subject to the risk that its target market segment, investments in equity securities of businesses engaged primarily in precious metals activities, may underperform other market segments or the equity markets as a whole. Moreover as a result of the Sub-Adviser's specialized investment mandate, the Fund may be subject to pronounced cycles and widely varying conditions in the markets. Fluctuations in the price of gold and precious metals often dramatically affect the profitability of companies in the gold and precious metals sector. Political and economic conditions in gold-producing countries may have a direct effect on the mining and distribution of gold, and consequently, on its price. When inflation is low or expected to fall, prices tend to be weak. The Sub-Adviser's view of global supply and demand may be contrary to general investment opinion at times or otherwise fail to produce the desired result, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to select stocks.

When the Fund invests in storage receipts, it receives certificates evidencing ownership of specific amounts of precious metals bullion, instead of taking physical possession of the bullion represented by the certificate. The Fund relies on the issuers of such documents to maintain the underlying precious metal on deposit. A default by any of the issuers could expose the Fund to loss of the metal on deposit.


The Fund is non-diversified and invests in a limited number of securities. Therefore, the Fund's investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on precious metal stocks.


Performance Information: The bar chart and performance table have been omitted because the Fund has not had a full calendar year of performance. The Fund intends to compare its performance to the Standard & Poor's/Toronto Stock Exchange Global Gold Index (S&P/TSX Global Gold Index). Updated performance information is available at www.dundeewealthus.com or by calling 1-888-572-0968.

Investment Adviser: DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.


Investment Sub-Adviser: Goodman & Company NY, Ltd.

Portfolio Manager:


Robert Cohen
Portfolio Manager
Goodman & Company NY, Ltd.
Length of Service: Since Inception

Purchasing, Selling and Exchanging Fund Shares: To purchase Class I Shares of the Fund for the first time, you must invest at least $100,000. To purchase Class II Shares of the Fund for the first time, you must invest at least $50,000. There is no minimum for subsequent investments.

You may purchase or redeem shares on any day that the New York Stock Exchange ("NYSE") is open for business (a Business Day).

Purchase and Redemption by Mail:
Regular Mail Address:                            Express Mail Address:
DundeeWealth Funds                               DundeeWealth Funds
C/O PNC Global Investment                        C/O PNC Global Investment
 Servicing (U.S.) Inc.                            Servicing (U.S.) Inc.
P.O. Box 9679                                    101 Sabin Street
Providence, RI 02940-9679                        Pawtucket, RI 02860-1427

Purchase by Wire: To open an account by wire, first call 1-888-572-0968 for details. To add to an existing account, wire your money using the instructions set forth below (be sure to include the Fund name and your account number):

Wiring Instructions:
PNC Bank, Philadelphia, PA
ABA #031000053
A/C 8611724522
RE: DundeeWealth Funds
REF: Dynamic Gold & Precious Metals Fund
FBO: [Shareholder Name and Account Number]

Redemption Fee: The Fund charges a redemption fee for any redemption or exchange within 90 days of purchase of shares of the Fund.

Dividends, Capital Gains, and Taxes: The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Additionally, you will recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

DYNAMIC NORTH AMERICAN VALUE FUND

SUMMARY SECTION

Investment Objective: The investment objective of the Dynamic North American Value Fund (the "Fund") is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


------------------------------------------------------------------------------------------------------------------------
                                                      Dynamic North American Value      Dynamic North American Value
                                                         Fund - Class I Shares             Fund - Class II Shares
------------------------------------------------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your
investment)
------------------------------------------------------------------------------------------------------------------------
Redemption Fee (charged on any redemption or                     2.00%                              2.00%
exchange within 90 days of purchase)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that you
pay each year as a percentage of the value of
your investment)
------------------------------------------------------------------------------------------------------------------------
Management Fees                                                  0.85%                              0.85%
------------------------------------------------------------------------------------------------------------------------
Other Expenses(1)                                                2.33%                              2.58%
------------------------------------------------------------------------------------------------------------------------
         Shareholder Servicing Fee                               0.00%                              0.25%
------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             3.18%                              3.43%
------------------------------------------------------------------------------------------------------------------------
Fee Waivers and Reimbursements (2)                              (2.13)%                            (2.13)%
------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee
Waiver                                                           1.05%                              1.30%
------------------------------------------------------------------------------------------------------------------------


(1)   "Other Expenses" are estimated for the current fiscal year.

(2) The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.05% for Class I Shares and 1.30% for Class II Shares until March 13, 2012. If, during this period, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation.

Example: This example is intended to help you compare the cost of investing in the Dynamic North American Value Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Dynamic North American Value Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Dynamic North American Value Fund would be:

--------------------------------------------------------------------------------
                                                  1 Year              3 Years
--------------------------------------------------------------------------------
Class I Shares                                     $107                 $334
--------------------------------------------------------------------------------
Class II Shares                                    $132                 $412
--------------------------------------------------------------------------------

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

Principal Investment Strategy: The Fund invests, under normal market conditions, at least 80% of its assets in securities of companies located in the U.S. and Canada. The Fund may invest in companies of any size, including small and mid capitalization companies, in order to achieve its objective.

Using a value investment approach, this Fund invests in companies that represent good value based on current stock price relative to the company's intrinsic value. The Fund employs a deep-value, contrarian approach. Using a rigorous stock selection process, the Fund seeks to identify companies with solid business fundamentals, which are mispriced by the general marketplace. Companies that the Sub-Adviser believes are trading at below intrinsic value and offering substantial reward potential against an acceptable level of risk are considered to be ideal candidates for inclusion in the Fund's portfolio. The investment strategy employed by the Sub-Adviser seeks to provide appropriate downside protection while positioning investors to gain from significant long-term capital appreciation.

Techniques such as fundamental analysis may be used to assess potential investments for the Fund. In conducting fundamental analysis of companies that are being considered for purchase in the Fund, the management team evaluates the financial condition and management of a company, its industry and the overall economy. As part of this evaluation, the Sub-Adviser may:

     o   analyze financial data and other information sources;
     o   assess the quality of management; and
     o   conduct company interviews, where possible.

Principal Risks of Investing in the Fund: Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Price volatility is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The Fund's securities may go up or down in value depending on changes in the Canadian stock market, on the relative exchange rates of the U.S. dollar and the Canadian dollar, U.S. and Canadian political and economic developments, and U.S. and Canadian laws relating to investments in Canada. Canadian securities may also be less liquid, more volatile and harder to value than U.S. securities. The Canadian economy is highly dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy.


The Sub-Adviser believes that value stocks tend to be inexpensive based on various measures of their intrinsic value. These stocks are inexpensive because they are out of investor favor for one or more reasons. The goal of the Sub-Adviser is to identify value stocks that will increase in price and ultimately reflect their intrinsic value over time. Risks that may prevent value stocks from appreciating include: the Sub-Adviser's inability to correctly estimate a stock's intrinsic value, the market's inability to realize the stock's intrinsic value over time, or a poorly performing business causing the intrinsic value of the stock to decline.


The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing.


Performance Information: The bar chart and performance table have been omitted because the Fund has not commenced operations. The Fund intends to compare its performance to the Standard & Poor's/Toronto Stock Exchange Composite Index Total Return (S&P/TSX Composite Index TR), formerly called the TSE 300. Updated performance information is available at www.dundeewealthus.com or by calling 1-888-572-0968.

Investment Adviser: DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.


Investment Sub-Adviser: Goodman & Company NY, Ltd.

Portfolio Manager:


David Taylor
Vice President and Portfolio Manager
Goodman & Company NY, Ltd.
Length of Service: Since Inception

Purchasing, Selling and Exchanging Fund Shares: To purchase Class I Shares of the Fund for the first time, you must invest at least $100,000. To purchase Class II Shares of the Fund for the first time, you must invest at least $50,000. There is no minimum for subsequent investments.

You may purchase or redeem shares on any day that the New York Stock Exchange ("NYSE") is open for business (a Business Day).

Purchase and Redemption by Mail:
Regular Mail Address:                            Express Mail Address:
DundeeWealth Funds                               DundeeWealth Funds
C/O PNC Global Investment                        C/O PNC Global Investment
 Servicing (U.S.) Inc.                            Servicing (U.S.) Inc.
P.O. Box 9679                                    101 Sabin Street
Providence, RI 02940-9679                        Pawtucket, RI 02860-1427

Purchase by Wire: To open an account by wire, first call 1-888-572-0968 for details. To add to an existing account, wire your money using the instructions set forth below (be sure to include the Fund name and your account number):

Wiring Instructions:
PNC Bank, Philadelphia, PA
ABA #031000053
A/C 8611724522
RE: DundeeWealth Funds
REF: Dynamic North American Value Fund
FBO: [Shareholder Name and Account Number]

Redemption Fee: Effective with shares purchased on or after January 28, 2010, the Fund charges a redemption fee for any redemption or exchange within 90 days of purchase of shares of the Fund.

Dividends, Capital Gains, and Taxes: The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Additionally, you will recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

DYNAMIC U.S. GROWTH FUND

SUMMARY SECTION

Investment Objective: The investment objective of the Dynamic U.S. Growth Fund (the "Fund") is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


------------------------------------------------------------------------------------------------------------------------
                                                       Dynamic U.S. Growth Fund -        Dynamic U.S. Growth Fund -
                                                             Class I Shares                    Class II Shares
------------------------------------------------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your
investment)
------------------------------------------------------------------------------------------------------------------------
Redemption Fee (charged on any redemption or                     2.00%                              2.00%
exchange within 90 days of purchase)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that you
pay each year as a percentage of the value of
your investment)
------------------------------------------------------------------------------------------------------------------------
Management Fees                                                  0.75%                              0.75%
------------------------------------------------------------------------------------------------------------------------
Other Expenses(1)                                                29.46%                            29.71%
------------------------------------------------------------------------------------------------------------------------
         Shareholder Servicing Fee                               0.00%                              0.25%
------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             30.21%                            30.46%
------------------------------------------------------------------------------------------------------------------------
Fee Waivers and Reimbursements (2)                              (29.26)%                          (29.26)%
------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee                   0.95%                              1.20%
Waiver
------------------------------------------------------------------------------------------------------------------------


(1)   "Other Expenses" are estimated for the current fiscal year.

(2) The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 0.95% for Class I Shares and 1.20% for Class II Shares until March 13, 2012. If, during this period, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation.

Example: This example is intended to help you compare the cost of investing in the Dynamic U.S. Growth Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Dynamic U.S. Growth Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Dynamic U.S. Growth Fund would be:

--------------------------------------------------------------------------------
                                                  1 Year              3 Years
--------------------------------------------------------------------------------
Class I Shares                                     $97                 $2,662
--------------------------------------------------------------------------------
Class II Shares                                    $122                $2,722
--------------------------------------------------------------------------------

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the period from when the Fund began investing according to its investment objectives on April 2, 2009, until September 30, 2009, the portfolio turnover rate was 205.10%, on a non-annualized basis, of the average value of its portfolio.

Principal Investment Strategy: The Fund invests, under normal market conditions, at least 80% of its assets in equity securities of U.S. companies chosen according to a growth oriented investment approach. The Fund may invest in companies of any size, including small and mid capitalization companies, in order to achieve its objective.


When selecting investments for the Fund, the Sub-Adviser seeks to identify companies demonstrating strong current or prospective earnings growth relative to the overall market and relative to their peer group.

Techniques such as fundamental analysis may be used to assess potential investments for the Fund. In conducting fundamental analysis of companies that are being considered for purchase in the Fund, the management team evaluates the financial condition and management of a company, its industry and the overall economy. As part of this evaluation, the Sub-Adviser may:

     o   analyze financial data and other information sources;
     o   assess the quality of management; and
     o   conduct company interviews, where possible.

Principal Risks of Investing in the Fund: Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Price volatility is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends may experience less significant stock price declines during market downturns.

The Sub-Adviser expects a high portfolio turnover rate in excess of 400%.

The Fund is non-diversified and invests in a limited number of securities. Therefore, the Fund's investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing.


Performance Information: The bar chart and performance table have been omitted because the Fund has not had a full calendar year of performance. The Fund intends to compare its performance to the Russell 1000(R) Growth Index. Updated performance information is available at www.dundeewealthus.com or by calling 1-888-572-0968.

Investment Adviser: DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.


Investment Sub-Adviser: Goodman & Company NY, Ltd.

Portfolio Manager:


Noah Blackstein
Vice President and Portfolio Manager
Goodman & Company NY, Ltd.
Length of Service: Since Inception

Purchasing, Selling and Exchanging Fund Shares: To purchase Class I Shares of the Fund for the first time, you must invest at least $100,000. To purchase Class II Shares of the Fund for the first time, you must invest at least $50,000. There is no minimum for subsequent investments.

You may purchase or redeem shares on any day that the New York Stock Exchange ("NYSE") is open for business (a Business Day).

Purchase and Redemption by Mail:
Regular Mail Address:                            Express Mail Address:
DundeeWealth Funds                               DundeeWealth Funds
C/O PNC Global Investment                        C/O PNC Global Investment
 Servicing (U.S.) Inc.                            Servicing (U.S.) Inc.
P.O. Box 9679                                    101 Sabin Street
Providence, RI 02940-9679                        Pawtucket, RI 02860-1427

Purchase by Wire: To open an account by wire, first call 1-888-572-0968 for details. To add to an existing account, wire your money using the instructions set forth below (be sure to include the Fund name and your account number):

Wiring Instructions:
PNC Bank, Philadelphia, PA
ABA #031000053
A/C 8611724522
RE: DundeeWealth Funds
REF: Dynamic U.S. Growth Fund
FBO: [Shareholder Name and Account Number]

Redemption Fee: Effective with shares purchased on or after January 28, 2010, the Fund charges a redemption fee for any redemption or exchange within 90 days of purchase of shares of the Fund.

Dividends, Capital Gains, and Taxes: The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Additionally, you will recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

DYNAMIC U.S. VALUE FUND

SUMMARY SECTION

Investment Objective: The investment objective of the Dynamic U.S. Value Fund (the "Fund") is to seek long-term capital appreciation through value investing.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------------------------------------------
                                                         Dynamic U.S. Value Fund -      Dynamic U.S. Value Fund -
                                                              Class I Shares                 Class II Shares
--------------------------------------------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your
investment)
--------------------------------------------------------------------------------------------------------------------
Redemption Fee (charged on any redemption or                       2.00%                          2.00%
exchange within 90 days of purchase)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that you
pay each year as a percentage of the value of your
investment)
--------------------------------------------------------------------------------------------------------------------
Management Fees                                                    0.75%                          0.75%
--------------------------------------------------------------------------------------------------------------------
Other Expenses(1)                                                  2.30%                          2.55%
--------------------------------------------------------------------------------------------------------------------
         Shareholder Servicing Fee                                 0.00%                          0.25%
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                               3.05%                          3.30%
--------------------------------------------------------------------------------------------------------------------
Fee Waivers and Reimbursements (2)                                (2.10)%                        (2.10)%
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Waiver              0.95%                          1.20%
--------------------------------------------------------------------------------------------------------------------


(1)   "Other Expenses" are estimated for the current fiscal year.

(2) The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 0.95% for Class I Shares and 1.20% for Class II Shares until March 13, 2012. If, during this period, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation.

Example: This example is intended to help you compare the cost of investing in the Dynamic U.S. Value Fund with U.S. Value Fund for the time periods indicated and that you sell your shares at the end of those periods.


The example assumes that you invest $10,000 in the Dynamic U.S. Value Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Dynamic U.S. Value Fund would be:

--------------------------------------------------------------------------------
                                                  1 Year              3 Years
--------------------------------------------------------------------------------
Class I Shares                                     $97                  $303
--------------------------------------------------------------------------------
Class II Shares                                    $122                 $381
--------------------------------------------------------------------------------

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

Principal Investment Strategy: The Fund invests, under normal market conditions, at least 80% of its assets in equity securities of U.S. companies chosen according to a value oriented investment approach. The Fund may invest in companies of any size, including small and mid capitalization companies, in order to achieve its objective.

When selecting investments for the Fund, the Sub-Adviser screens a broad universe of stocks of all capitalizations using metrics that traditionally indicate a measure of value, including low price-to-cash-flow ratio, low-price-to-book ratio and low-price-to-earnings ratio. Companies with solid fundamentals that the Sub-Adviser believes are trading at below intrinsic value, offering substantial reward potential, and having an acceptable level of risk are considered to be ideal candidates for inclusion in the Fund's portfolio. The Sub-Adviser also seeks to identify companies with catalysts that may drive an increase in stock price.

Techniques such as fundamental analysis may be used to assess potential investments for the Fund. In conducting fundamental analysis of companies that are being considered for purchase in the Fund, the management team evaluates the financial condition and management of a company, its industry and the overall economy. As part of this evaluation, the Sub-Adviser may:

     o   analyze financial data and other information sources;
     o   assess the quality of management; and
     o   conduct company interviews, where possible.

Principal Risks of Investing in the Fund: Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Price volatility is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small cap companies may have limited product lines, markets and financial resources, and may depend upon relatively small management groups. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


The Sub-Adviser believes that value stocks tend to be inexpensive based on various measures of their intrinsic value. These stocks are inexpensive because they are out of investor favor for one or more reasons. The goal of the Sub-Adviser is to identify value stocks that will increase in price and ultimately reflect their intrinsic value over time. Risks that may prevent value stocks from appreciating include: the Sub-Adviser's inability to correctly estimate a stock's intrinsic value, the market's inability to realize the stock's intrinsic value over time, or a poorly performing business causing the intrinsic value of the stock to decline.


The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing.


Performance Information: The bar chart and performance table have been omitted because the Fund has not commenced operations. The Fund intends to compare its performance to the Standard & Poor's 500 Index (S&P 500). Updated performance information is available at www.dundeewealthus.com or by calling 1-888-572-0968.

Investment Adviser: DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.


Investment Sub-Adviser: Goodman & Company NY, Ltd.

Portfolio Manager:


David L. Fingold
Vice President and Portfolio Manager
Goodman & Company NY, Ltd.
Length of Service: Since Inception

Purchasing, Selling and Exchanging Fund Shares: To purchase Class I Shares of the Fund for the first time, you must invest at least $100,000. To purchase Class II Shares of the Fund for the first time, you must invest at least $50,000. There is no minimum for subsequent investments.

You may purchase or redeem shares on any day that the New York Stock Exchange ("NYSE") is open for business (a Business Day).

Purchase and Redemption by Mail:
Regular Mail Address:                            Express Mail Address:
DundeeWealth Funds                               DundeeWealth Funds
C/O PNC Global Investment                        C/O PNC Global Investment
 Servicing (U.S.) Inc.                            Servicing (U.S.) Inc.
P.O. Box 9679                                    101 Sabin Street
Providence, RI 02940-9679                        Pawtucket, RI 02860-1427

Purchase by Wire: To open an account by wire, first call 1-888-572-0968 for details. To add to an existing account, wire your money using the instructions set forth below (be sure to include the Fund name and your account number):

Wiring Instructions:
PNC Bank, Philadelphia, PA
ABA #031000053
A/C 8611724522
RE: DundeeWealth Funds
REF: Dynamic U.S. Value Fund
FBO: [Shareholder Name and Account Number]

Redemption Fee: Effective with shares purchased on or after January 28, 2010, the Fund charges a redemption fee for any redemption or exchange within 90 days of purchase of shares of the Fund.

Dividends, Capital Gains, and Taxes: The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Additionally, you will recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

DYNAMIC ENERGY FUND
         Fund Number: 161 Class I Shares             CUSIP Number: 265313 502 Class I Shares
                      261 Class II Shares                          265313 601 Class II Shares

DYNAMIC ENERGY INCOME FUND
         Fund Number: 162 Class I Shares             CUSIP Number: 265313 700 Class I Shares
                      262 Class II Shares                          265313 809 Class II Shares

DYNAMIC GLOBAL GROWTH FUND
         Fund Number: 163 Class I Shares             CUSIP Number: 265313 882 Class I Shares
                      263 Class II Shares                          265313 874 Class II Shares

DYNAMIC GROWTH NAVIGATOR FUND
         Fund Number: 164 Class I Shares             CUSIP Number: 265313 866 Class I Shares
                      264 Class II Shares                          265313 858 Class II Shares

DYNAMIC INFRASTRUCTURE FUND
         Fund Number: 165 Class I Shares             CUSIP Number: 265313 841 Class I Shares
                      265 Class II Shares                          265313 833 Class II Shares

DYNAMIC NATURAL RESOURCES FUND
         Fund Number: 166 Class I Shares             CUSIP Number: 265313 825 Class I Shares
                      266 Class II Shares                          265313 817 Class II Shares

DYNAMIC CONTRARIAN ADVANTAGE FUND
         Fund Number: 167 Class I Shares             CUSIP Number: 265313 791 Class I Shares
                      267 Class II Shares                          265313 783 Class II Shares

DYNAMIC DISCOVERY FUND
         Fund Number: 168 Class I Shares             CUSIP Number: 265313 775 Class I Shares
                      268 Class II Shares                          265313 767 Class II Shares

DYNAMIC GOLD & PRECIOUS METALS FUND
         Fund Number: 169 Class I Shares             CUSIP Number: 265313 759 Class I Shares
                      269 Class II Shares                          265313 742 Class II Shares

DYNAMIC NORTH AMERICAN VALUE FUND
         Fund Number: 170 Class I Shares             CUSIP Number: 265313 734 Class I Shares
                      270 Class II Shares                          265313 726 Class II Shares

DYNAMIC U.S. GROWTH FUND
         Fund Number: 171 Class I Shares             CUSIP Number: 265313 718 Class I Shares
                      271 Class II Shares                          265313 692 Class II Shares

DYNAMIC U.S. VALUE FUND
         Fund Number: 172 Class I Shares             CUSIP Number: 265313 684 Class I Shares
                      272 Class II Shares                          265313 676 Class II Shares

MORE INFORMATION ABOUT THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities. Investing in a Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Sub-Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Sub-Adviser does, you could lose all or some of your investment in a Fund, just as you could with similar investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

PORTFOLIO COMPOSITION


Certain of the Funds have a policy to invest, under normal circumstances, at least 80% of the value of their respective "assets" in certain types of investments suggested by their respective names (the "80% Policy"). These policies are non-fundamental and can be changed by the Funds upon 60 days' prior notice to shareholders. For purposes of these 80% Policies, the term "assets" means net assets plus the amount of borrowings for investment purposes. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would be consistent with its 80% Policy.


More Information About Risk

Equity Risk - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as derivative instruments that attempt to track the price movement of equity indices. In general, investments in equity securities and equity derivatives are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Foreign Investment Risk - Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. Currency fluctuations may occur for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce its returns. Securities markets outside the U.S., while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets.


Other risks associated with investing in foreign securities include, among other things, trade balances and imbalances and related economic policies, imposition of exchange control regulation by the U.S. or foreign governments, U.S. and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, political difficulties, including expropriation of assets, confiscatory taxation and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the U.S. and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. There also may be less extensive regulation of the securities markets in particular countries than in the U.S.

Canadian Risk - The Canadian economy is dependent on the economies of the United States as a key trading partner. Reduction in spending on Canadian products and services or changes in the U.S. economy may cause an impact in the Canadian economy. In addition, past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market.

Portfolio Turnover - A Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Adviser and/or Sub-Adviser determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Adviser's or Sub-Adviser's control. These transactions will increase a Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during the annual measurement period. High turnover rates generally result in higher brokerage costs to the Fund, may result in higher amounts of taxable distributions to shareholders each year and higher effective tax rates on those distribution amounts, and may reduce the Fund's returns.

More Information About Fund Investments

This prospectus describes the Funds' primary strategies. The Funds will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' SAI (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Funds will achieve their investment goals.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or in the event of sizeable cash flows into or out of a Fund, each Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If a Fund invests in this manner, it may not achieve its investment objective.

Information About Portfolio Holdings

A complete schedule of the Funds' portfolio holdings, current as of month-end, will be available on the Funds' website at www.dundeewealthus.com no earlier than 10 days, and generally within 60 days, after the end of each calendar month. This information will remain available on the website until the Funds file with the Securities and Exchange Commission their semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Funds may terminate or modify this policy at any time without further notice to shareholders. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI and on the Fund's website.

Investment Adviser


DundeeWealth US, LP (the "Adviser" or "DundeeWealth") serves as the investment adviser to the Funds. The Adviser's principal place of business is 1160 West Swedesford Road, Suite 140, Berwyn PA 19312. As of December 31, 2009, DundeeWealth had approximately $63.2 million in assets under management. Subject to the Board of Trustees' supervision, DundeeWealth continuously reviews, supervises and administers the Funds' investment programs. DundeeWealth also ensures compliance with the Funds' investment policies and guidelines. For its services, the Adviser is entitled to a fee, as set forth in the table below, which is calculated daily and paid monthly based on the average daily net assets of each Fund.

  Fund                                                      Management Fee
  ----                                                      --------------

  Dynamic Energy Fund                                           0.95%
  Dynamic Energy Income Fund                                    0.95%
  Dynamic Global Growth Fund                                    0.85%
  Dynamic Growth Navigator Fund                                 0.95%
  Dynamic Infrastructure Fund                                   0.95%
  Dynamic Natural Resources Fund                                0.95%
  Dynamic Contrarian Advantage Fund                             0.85%
  Dynamic Discovery Fund                                        0.95%
  Dynamic Gold & Precious Metals Fund                           0.95%
  Dynamic North American Value Fund                             0.85%
  Dynamic U.S. Growth Fund                                      0.75%
  Dynamic U.S. Value Fund                                       0.75%

The Adviser has contractually agreed to waive all or a portion of its fee and reimburse expenses in order to keep total operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) for the Class I Shares and Class II Shares of each of the Funds from exceeding the following annual percentage rates of their average daily net assets, until March 13, 2012.

                                                 Average Daily Net Assets
  Fund                                        Class I               Class II
  ----                                        -------               --------

  Dynamic Energy Fund                          1.25%                 1.50%
  Dynamic Energy Income Fund                   1.15%                 1.40%
  Dynamic Global Growth Fund                   1.15%                 1.40%
  Dynamic Growth Navigator Fund                1.25%                 1.50%
  Dynamic Infrastructure Fund                  1.25%                 1.50%
  Dynamic Natural Resources Fund               1.25%                 1.50%
  Dynamic Contrarian Advantage Fund            1.15%                 1.40%
  Dynamic Discovery Fund                       1.25%                 1.50%
  Dynamic Gold & Precious Metals Fund          1.25%                 1.50%
  Dynamic North American Value Fund            1.05%                 1.30%
  Dynamic U.S. Growth Fund                     0.95%                 1.20%
  Dynamic U.S. Value Fund                      0.95%                 1.20%

If at any point during this period it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may retain the difference between the "Total Annual Fund Operating Expenses" and the respective percentage to recapture any of its prior waivers or reimbursements.

As investment adviser to the Funds, DundeeWealth has responsibility over any Sub-Adviser.

Investment Sub-Adviser


Goodman & Company NY, Ltd. ("Goodman"), an affiliate of the Adviser, serves as Sub-Adviser to the Funds. The Sub-Adviser's principal place of business is Dundee Place, 1 Adelaide St. E., Ste. 2900, Toronto, ON MSC 2V9. As Sub-Adviser, Goodman makes investment decisions for the Funds and also ensures compliance with each Fund's investment policies and guidelines. As of December 31, 2009, Goodman had approximately $87.04 million in assets under management and advisement. For its services, the Sub-Adviser is paid a fee by the Adviser.


A discussion regarding the basis for the Board of Trustees approving the investment management agreement and sub-advisory agreement is available in the Fund's annual report to shareholders for the period ending September 30, 2009.

Investment Team

For purposes of the biographies below, Goodman & Company NY, Ltd. and its parent company, Goodman & Company, Investment Counsel Ltd., are generally referred to as Goodman & Company ("Goodman & Company"). Each Fund is managed by one or more investment professionals. All members of the investment team for a Fund play an integral part in selecting securities investments for the Fund. The members of the Funds' management teams and the name of the Funds each is responsible for the day-to-day management of are listed below.

Oscar Belaiche, HBA, FICB, CFA
Dynamic Energy Fund
Dynamic Energy Income Fund
Dynamic Infrastructure Fund

Oscar Belaiche joined Goodman & Company in 1997. Oscar serves as a portfolio manager, along with Andrew Taylor, on the Dynamic Energy Fund. He serves as a portfolio manager, along with Jason Gibbs, on the Dynamic Infrastructure Fund. Oscar serves as lead portfolio manager for the Dynamic Energy Income Fund. Oscar leads Dynamic's award-winning Income investment team. In that capacity, his duties include oversight of income focused portfolios, with investments in energy income trusts, dividend paying equities, global real estate securities and other income producing securities. Previously, Oscar spent seven years at The Prudential Insurance Company of America as Vice President of Property Investments, responsible for their Canadian investment portfolio of 43 commercial properties. Oscar graduated in 1980 with an Honours B.A. in Business Administration from the University of Western Ontario. He holds the Chartered Financial Analyst designation and is a Fellow of the Institute of Canadian Bankers.

Andrew Taylor, Hons. BA, MBA, CFA
Dynamic Energy Fund
Dynamic Energy Income Fund
Dynamic Natural Resources Fund

Andrew Taylor joined Goodman & Company, in 2004 and is a member of the firm's Income investment team. Andrew serves as lead portfolio manager on the Dynamic Energy Fund, is a portfolio manager, along with Oscar Belaiche, on the Dynamic Energy Income Fund, and co-manages the Dynamic Natural Resources Fund with Robert Cohen. He also has responsibilities as a sector analyst focusing on the oil and gas industry. Prior to joining Goodman & Company, Andrew gained extensive analytical experience in the industrial products and oil and gas industries while employed at Gordon Capital, Scotia Capital and UK-based Walter Scott & Partners Ltd. Andrew has an MBA from the University of Pennsylvania's Wharton School of Business and holds his Chartered Financial Analyst designation.

Noah Blackstein, B.A., CFA
Dynamic Global Growth Fund
Dynamic U.S. Growth Fund

Noah Blackstein joined Goodman & Company in 1997 and is a member of the firm's Power Growth investment team. Noah serves as a lead portfolio manager of the Dynamic U.S. Growth Fund and the Dynamic Global Growth Fund. Previously, Noah served as Associate Portfolio Manager at BPI Mutual Funds. Noah is frequently quoted in industry publications and has been a featured guest on CNBC and other respected financial news programs. Noah is a graduate of the University of Toronto and holds his Chartered Financial Analyst designation.

Alexander Lane, B.Comm. (Hons.), CFA
Dynamic Growth Navigator Fund

Alexander Lane joined Goodman & Company in 2000, where he is a member of the firm's Power Growth investment team. Alex serves as lead portfolio manager for the Dynamic Growth Navigator Fund. Previously, Alex was a Vice President at TD Asset Management Inc. where he covered Canadian small cap and global technology stocks as a research analyst. He joined TD Bank Financial Group in 1991 and served in various positions before entering the investment management business in 1996. Alex holds the Chartered Financial Analyst designation and is a graduate of Queen's University.

Jason Gibbs, BAcc., CA, CFA
Dynamic Infrastructure Fund

Jason Gibbs joined Goodman & Company in 2002. Jason is a member of the firm's Equity Income team. Jason serves as lead portfolio manager of the Dynamic Infrastructure Fund. Jason has research and portfolio management responsibilities, conducting detailed financial analysis to find attractive opportunities in income trusts, dividend paying equity securities and companies focused on infrastructure investments. Jason joined Dynamic Funds in 2000 as a manager of fund valuation services. Prior to that role, he was a senior manager of fund valuation at Canada Trust and an auditor with Deloitte and Touche LLP. Jason received his Bachelor of Accounting from Brock University. He also holds the Chartered Accountant and Chartered Financial Analyst designations.

David L. Fingold, BSc. Management
Dynamic Discovery Fund
Dynamic Contrarian Advantage Fund
Dynamic U.S. Value Fund

David L. Fingold joined Goodman & Company in 2002. David serves as lead portfolio manager for the Dynamic Discovery Fund, the Dynamic Contrarian Advantage Fund and the Dynamic U.S. Value Fund. David has close to 20 years of business, operational and investment experience including senior positions in corporate finance, sales, purchasing and marketing in the manufacturing, transportation and distribution industries. Prior to joining Goodman & Company, David worked for seven years sourcing and evaluating investment opportunities for a privately owned merchant bank. David earned a BSc. with High Distinction in Management from Babson College in Wellesley, Massachusetts.

Robert Cohen, B.A.Sc., (Min. Process Eng) MBA, CFA
Dynamic Gold & Precious Metals Fund
Dynamic Natural Resources Fund

Robert Cohen joined Goodman & Company in 1998. Robert serves as lead portfolio manager for the Dynamic Gold & Precious Metals Fund and co-manages the Dynamic Natural Resources Fund. Robert is a Vice President of Goodman & Company focusing on investment research and security selection in the metals and mining industry. Robert is a mineral process engineer by training and has extensive experience in the mining industry, including work as an engineer and assistant to the V.P. of South American Projects for a junior mining company; and as a Corporate Development Adviser for an international gold mining firm. Robert completed his Bachelor of Applied Sciences in Mineral Process Engineering at the University of British Columbia in 1992. Robert earned his Master's in Business Administration at the University of British Columbia and holds the Chartered Financial Analyst designation.

David Taylor, MBA, CFA
Dynamic North American Value Fund

David Taylor joined Goodman & Company in 2002. David serves as lead portfolio manager for the Dynamic North American Value Fund. David has over 20 years of industry experience and currently leads the firm's nine member Value investment team. Previously, he was vice president of equity securities and portfolio manager at a leading Canadian mutual fund company. From 1991 to 1995, David was a portfolio manager for the Ontario Teachers' Pension Board and prior to that, he was a senior equity analyst at Confederation Life Insurance Company. David received his Master's in Business Administration from York University and holds the Chartered Financial Analyst designation.

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

More Information About Purchasing, Selling and Exchanging Fund Shares


This section tells you how to purchase, sell (sometimes called "redeem") and exchange DundeeWealth Fund shares.


Class I Shares of the Funds are for certain individual investors and institutional investors investing for their own or their customers' accounts.

Class II Shares of the Funds are for investments made through financial institutions or intermediaries.

How to Purchase Fund Shares


To purchase shares directly from the Funds, complete and send in an application. If you need an application or have questions, please call 1-888-572-0968. There are no sales charges when you purchase shares of the DundeeWealth Funds.

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Funds do not accept third-party checks or credit card purchases. The Funds may accept initial investments of amounts smaller than the minimum initial investment at their discretion.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The Funds reserve the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on short-term trading, see "Market Timing Policies and Procedures."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

General Information


Shares cannot be purchased or redeemed by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order.

The Funds calculate the NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). For you to receive the current Business Day's NAV, the Funds or a designated intermediary must receive your purchase order in proper form before 4:00 p.m., Eastern Time. Proper form requires that the purchaser provide a completed and signed account application, including the purchaser's name, street address, tax identification number, and other identification required by law or regulation. You may be required to provide photo identification such as a driver's license or passport, and a representative of the Funds may telephone you to verify information you have provided. If you do not provide the required information, or if the Funds' representatives are unable to verify your identity, the Funds reserve the right to close your account or take such other steps as deemed reasonable. If the NYSE closes early - such as on days in advance of certain generally observed holidays - the Funds reserve the right to calculate the NAV as of the earlier closing time.


How the Funds Calculate NAV


The NAV for a Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating the NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the risk that the value that a Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.


As the Funds invest in stocks of U.S. and foreign companies that are traded on global exchanges, there may be limited circumstances in which a Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

Fair value prices for foreign equity securities may be provided by an independent fair value service in accordance with the fair value methods approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet established criteria for a Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange or otherwise in accordance with its fair value procedures.

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds directly by mail or telephone at 1-888-572-0968. To redeem your shares by phone you must select telephone privileges when you open your account.

When selling shares by mail, your letter must include your name, the name of the Fund and account number and the amount of your request. All owners of the account must sign the letter. All proceeds will be wired to your pre-designated bank account or sent by check to the address of record.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds.

If you would like to have your sale proceeds sent to a third party or an address other than your own, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP") and New York Stock Exchange, Inc. Medallion Signature Program ("MSP"). Signature guarantees that are not part of these programs will not be accepted. You must indicate the Fund name and class, your account number and your name.

In addition, you will need to provide a medallion signature guarantee for wire redemptions made within 30 days of changing your bank account information and for check redemptions made within 30 days of changing your mailing address. A medallion signature guarantee is a formal certification offered by firms participating in the Medallion STAMP Program that guarantees a signature is original and authentic.

The sale price of each share will be the NAV next determined after the Funds (or an authorized broker) receive your request.

Receiving Your Money

Normally, the Funds will send your sale proceeds within seven days after the Funds receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (or for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). If your shares are redeemed in kind, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them. The Funds may also redeem in kind to discourage short-term trading of shares.

Involuntary Redemptions of Your Shares

If your account balance drops below $25,000 because of redemptions you may be required to sell your shares. The Funds will provide you at least 30 days written notice to give you sufficient time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

How to Exchange Your Shares


You may exchange your shares for the same share class of another DundeeWealth Fund on any Business Day by contacting the Funds directly by mail or telephone by calling 1-888-572-0968. This exchange privilege may be changed or canceled at any time upon 60 days written notice.


The exchange privilege is not intended as a vehicle for short-term or excessive trading. Each Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Market Timing Policies and Procedures."

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after a Fund receives your exchange request.


Each Fund charges a redemption fee for any exchange within 90 days of purchase of such shares. See "Redemption Fee" for more information.

You may exchange Class I Shares of a Fund for Class I Shares of any other DundeeWealth Fund. You may exchange Class II Shares of a Fund for Class II Shares of any other DundeeWealth Fund.


Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

Other Policies

Market Timing Policies and Procedures

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Frequent trading by certain shareholders may dilute the value of Fund shares held by other shareholders, particularly with respect to securities that trade in lower volumes. In addition, because frequent trading may cause the Funds to attempt to maintain higher cash positions, changes to the Funds' holdings in response to frequent trading may impact the market prices of such relatively thinly traded securities held by the Funds.

The Funds will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board of Trustees. For purposes of applying these policies, the Funds may consider the trading history of accounts under common ownership or control. As these policies and procedures are currently applied:

      o Shareholders are restricted from making more than 5 "round trips" into or out of a Fund in any calendar year. If a shareholder exceeds this amount, the Funds may, at their discretion, reject any additional purchase or exchange orders. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund.

      o The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if a Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. Purchases and redemptions made through the Funds' Systematic Investment/Withdrawal Plans are exempt from these policies.

Although these policies are designed to deter frequent trading, none of these measures alone, nor all of them taken together, eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds and their service providers may, in certain circumstances, request access to information about individual shareholder transactions made through such omnibus arrangements. However, the Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares) or otherwise, and as a result frequent trading could adversely affect a Fund and its long-term shareholders as discussed above.

Redemption Fee


The Board of Trustees has approved a short-term redemption fee of 2% for any redemption within 90 days of purchase of shares of each Fund. For the Dynamic North American Value Fund, the Dynamic U.S. Growth Fund and the Dynamic U.S. Value Fund, the redemption fee only applies to shares purchased on or after January 28, 2010.


The redemption fee will be calculated as a percentage of the net asset value of total redemption proceeds. Those shares held the longest will be treated as being redeemed first. The fee will be paid directly to the Fund from which the shares are redeemed or exchanged and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund.

The redemption fee may not apply in certain circumstances including the death or disability of a shareholder, shares purchased through reinvested dividends or capital gains, required minimum distributions from any retirement account, systematic investment/withdrawal plan transactions, and periodic rebalancing pursuant to a bona fide asset allocation strategy. Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. Omnibus accounts include multiple investors and such accounts typically provide the funds with a net purchase or redemption request on any given day where the purchases and redemptions of fund shares by the investors are netted against one another. Although, as discussed above, the Funds and their service providers may, in certain circumstances, request access to information about individual shareholder transactions made through such omnibus arrangements, the identities of individual investors whose purchase and redemption orders are aggregated are not generally known by the Funds. If a financial intermediary fails to enforce the Funds' market timing policies or redemption fee, the Funds may take certain actions, including terminating the relationship.

Customer Identification and Verification

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligations. Documents provided in connection with your application will be used solely to establish and verify a customer's identity. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is not provided within a timeframe established in the sole discretion of the Funds, your account will be "frozen" with respect to additional purchases.

Upon receipt of your application in proper form, your investment will be accepted and your order will be processed at the NAV per share next-determined.

However, the Funds reserve the right to close your account at the then-current day's price if they are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds cannot verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

Shareholder Servicing Plan

The Funds have adopted a Shareholder Servicing Plan (the "Service Plan") that allows Class II Shares of the Fund to pay service fees to firms that provide shareholder services ("Service Providers"). Under the Service Plan, if a Service Provider provides shareholder services, including responding to shareholder inquiries and assisting shareholders with their accounts, the Fund may pay shareholder service fees to the Service Provider at an annual rate not to exceed 0.25% of its Class II Shares' average daily net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.


Purchase Through Financial Institutions

The Adviser and the Sub-Adviser and/or their affiliates are permitted to make payments relating to sales, servicing and sales support activities out of their profits or other sources available to them (and not as an additional charge to the Funds). The Adviser and the Sub-Adviser and/or their affiliates may pay affiliated and unaffiliated service organizations compensation for the sale and distribution of shares of the Funds or for other services to the Funds and shareholders. These payments ("Additional Payments") would be in addition to Fund payments described in this prospectus and may, without limitation, be a fixed dollar amount, may be based on the number of customer accounts maintained by the service organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the service organization. The aggregate amount of Additional Payments may be substantial. The Additional Payments include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a service organization, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your service organization for details about Additional Payments it may receive. For more information on Additional Payments, see the Funds' SAI. The Adviser and Sub-Adviser do not direct portfolio transactions to broker-dealers in exchange for sales of Fund shares or to receive preferential marketing treatment. A Fund may reimburse the Adviser for Additional Payments.


Distribution of Fund Shares


Foreside Fund Services, LLC (the "Distributor") serves as principal underwriter to the Trust pursuant to a Distribution Agreement.

Dividends and Distributions

The Funds distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. The Energy Income Fund expects to declare and pay dividends, if any, quarterly, however it may declare and pay dividends more or less frequently. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

Taxes

The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and foreign tax consequences relevant to your specific situation.

Distributions

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). In general, the Funds' distributions will be taxable to you for federal, state and local income tax purposes. Distributions are taxable whether they are received in cash or reinvested in Fund shares. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to any excess of net long-term capital gains of a Fund over net short-term capital losses generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares.

Under current provisions of the Internal Revenue Code (the "Code"), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by a Fund from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate of 15%, as long as certain other requirements are met. The amount of a Fund's distributions that qualify for this favorable tax treatment may be reduced as a result of the Fund's securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or "non-qualified" foreign corporations. Because of its high portfolio turnover rate, a significant portion of the distributions of the Dynamic U.S. Growth Fund will not qualify for this favorable rate. For these lower rates to apply to Fund distributions, you must have owned your Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund's ex-dividend date. These lower rates are currently scheduled to sunset after 2010.


The investment by a Fund in Canadian Income Trusts may result in Fund distributions a portion of which are returns of capital for U.S. federal income tax purposes. A distribution that constitutes a return of capital will generally be nontaxable to the extent of your basis in Fund shares, but will reduce that basis.


Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid on December 31.

A percentage of the Funds' dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund's securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

You should note that if you purchase shares of a Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as "buying into a dividend."


The Funds may be subject to foreign withholding or foreign taxes on income or gain from certain foreign securities. If more than 50% of a Fund's assets in a given year consist of foreign securities, the Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (i) to credit that proportionate amount of tax against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.


Sales and Exchanges


You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange of your shares for shares of another DundeeWealth Fund, in an amount equal to the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, including, among other things, shares acquired pursuant to dividend reinvestment with respect to the Fund. If disallowed, such a loss will be reflected instead in an upward adjustment to the basis of the shares acquired.


IRAs and Other Tax-Qualified Plans

The one major exception to the tax principles described above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding

The Funds may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide correct taxpayer identification numbers in the manner required, who have been made subject to "backup withholding" by the Internal Revenue Service for failure to properly include on their returns payments of taxable interest or dividends, or who have failed to certify to the Funds when required to do so that they are "exempt recipients" or are otherwise not subject to backup withholding. The current backup withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders

For nonresident aliens, foreign corporations and other foreign investors, Fund distributions attributable to net long-term capital gains in the Funds will generally be exempt from U.S. tax, but all other Fund distributions will generally be subject to a 30% withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder's country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement to these treaty benefits.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares in the Funds.

Different U.S. tax rules apply to a foreign shareholder if an investment in a Fund is connected to a trade or business of the shareholder in the United States or the shareholder is present in the United States for 183 days or more in a year.


All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in a Fund.


State and Local Taxes


You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply to the portions of the Funds' distributions, if any, that are attributable to interest on U.S. government securities.


Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund.

This summary is not intended as a substitute for careful tax planning. Additional tax information is provided in the Funds' SAI.

Financial Highlights


The following financial highlights are intended to help you understand the Funds' financial performance since inception. The table that follows presents performance information about Class I Shares of the Funds. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund. The information has been audited by Briggs, Bunting, & Dougherty, LLP, whose report, along with the Funds' financial statements, is included in the Funds' Annual Report, which is available, without charge, upon request. Effective for the fiscal year ending September 30, 2010, the Trust's new independent registered public accounting firm is PricewaterhouseCoopers LLP. Class I shares of the Dynamic Energy Fund, Dynamic Global Growth Fund, Dynamic Growth Navigator Fund, Dynamic Natural Resources Fund, Dynamic North American Value Fund, Dynamic U.S. Value Fund and Class II shares of each Fund have not commenced operations as of the date of this prospectus, and therefore no financial highlights information is presented for these Funds and Classes.


DYNAMIC ENERGY INCOME FUND- CLASS I SHARES
For a Fund Share Outstanding Throughout the Period


--------------------------------------------------------------------------------
                                                             For the fiscal
                                                              period ended
                                                          September 30, 2009(1)
                                                          ---------------------
Net Asset Value - Beginning of Period                                    $10.00
Income (Loss) from Investment Operations:
Net investment income(2)                                                   0.09
                                                                           ----
Net realized and unrealized gain on investments                            1.01
                                                                           ----
Total from investment operations                                           1.10
                                                                           ----

Net Asset Value - End of Period                                          $11.10
                                                                         ======

Total Return                                                          11.00%(3)

Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000's)                                       $555
Operating expenses:
     Before expense reimbursement/waiver                              49.80%(4)
     After expense reimbursement/waiver                                1.15%(4)
Net investment income                                                  6.54%(4)
Portfolio turnover rate                                               20.50%(3)

(1) The Fund began investing in accordance with its investment objectives on August 19, 2009.


(2) Calculated based on the average number of shares outstanding during the period.


(3)   Non-annualized.
(4)   Annualized.

DYNAMIC INFRASTRUCTURE FUND- CLASS I SHARES
For a Fund Share Outstanding Throughout the Period


--------------------------------------------------------------------------------
                                                             For the fiscal
                                                              period ended
                                                          September 30, 2009(1)
                                                          ---------------------
Net Asset Value - Beginning of Period                                    $10.00
Income (Loss) from Investment Operations:
Net investment income(2)                                                   0.11
                                                                           ----
Net realized and unrealized gain on investments                            2.66
                                                                           ----
Total from investment operations                                           2.77
                                                                           ----

Net Asset Value - End of Period                                          $12.77
                                                                         ======

Total Return                                                          27.70%(3)

Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000's)                                       $639
Operating expenses:
     Before expense reimbursement/waiver                              31.45%(4)
     After expense reimbursement/waiver                                1.25%(4)
Net investment income                                                  1.92%(4)
Portfolio turnover rate                                               60.18%(3)

(1) The Fund began investing in accordance with its investment objectives on April 2, 2009.



(2) Calculated based on the average number of shares outstanding during the period.


(3)   Non-annualized.
(4)   Annualized.

DYNAMIC CONTRARIAN ADVANTAGE FUND- CLASS I SHARES
For a Fund Share Outstanding Throughout the Period


--------------------------------------------------------------------------------
                                                             For the fiscal
                                                              period ended
                                                          September 30, 2009(1)
                                                          ---------------------
Net Asset Value - Beginning of Period                                    $10.00
Income (Loss) from Investment Operations:
Net investment income(2)                                                   0.09
                                                                           ----
Net realized and unrealized gain on investments                            1.63
                                                                           ----
Total from investment operations                                           1.72
                                                                           ----

Net Asset Value - End of Period                                          $11.72
                                                                         ======

Total Return                                                          17.20%(3)

Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000's)                                       $586
Operating expenses:
     Before expense reimbursement/waiver                              34.14%(4)
     After expense reimbursement/waiver                                1.15%(4)
Net investment income                                                  1.67%(4)
Portfolio turnover rate                                               69.40%(3)

(1) The Fund began investing in accordance with its investment objectives on April 3, 2009.


(2) Calculated based on the average number of shares outstanding during the period.


(3)   Non-annualized.
(4)   Annualized.

DYNAMIC DISCOVERY FUND- CLASS I SHARES
For a Fund Share Outstanding Throughout the Period


--------------------------------------------------------------------------------
                                                             For the fiscal
                                                              period ended
                                                          September 30, 2009(1)
                                                          ---------------------
Net Asset Value - Beginning of Period                                    $10.00
Income (Loss) from Investment Operations:
Net investment income(2)                                                   0.03
                                                                           ----
Net realized and unrealized gain on investments                            2.10
                                                                           ----
Total from investment operations                                           2.13
                                                                           ----

Net Asset Value - End of Period                                          $12.13
                                                                         ======

Total Return                                                          21.30%(3)

Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000's)                                       $606
Operating expenses:
     Before expense reimbursement/waiver                              33.78%(4)
     After expense reimbursement/waiver                                1.25%(4)
Net investment income                                                  0.59%(4)
Portfolio turnover rate                                               69.79%(3)

(1) The Fund began investing in accordance with its investment objectives on April 3, 2009.


(2) Calculated based on the average number of shares outstanding during the period.


(3)   Non-annualized.
(4)   Annualized.

DYNAMIC GOLD & PRECIOUS METALS FUND- CLASS I SHARES
For a Fund Share Outstanding Throughout the Period


--------------------------------------------------------------------------------
                                                             For the fiscal
                                                              period ended
                                                          September 30, 2009(1)
                                                          ---------------------
Net Asset Value - Beginning of Period                                    $10.00
Income (Loss) from Investment Operations:
Net investment loss(2)                                                   (0.07)
                                                                         ------
Net realized and unrealized gain on investments                            3.22
                                                                           ----
Total from investment operations                                           3.15
                                                                           ----

Net Asset Value - End of Period                                          $13.15
                                                                         ======

Total Return                                                          31.50%(3)

Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000's)                                       $657
Operating expenses:
     Before expense reimbursement/waiver                              31.36%(4)
     After expense reimbursement/waiver                                1.25%(4)
Net investment loss                                                  (1.16)%(4)
Portfolio turnover rate                                                5.43%(3)

(1) The Fund began investing in accordance with its investment objectives on April 2, 2009.


(2) Calculated based on the average number of shares outstanding during the period.


(3)   Non-annualized.
(4)   Annualized.

DYNAMIC U.S. GROWTH FUND- CLASS I SHARES
For a Fund Share Outstanding Throughout the Period


--------------------------------------------------------------------------------
                                                             For the fiscal
                                                              period ended
                                                          September 30, 2009(1)
                                                          ---------------------
Net Asset Value - Beginning of Period                                    $10.00
Income (Loss) from Investment Operations:
Net investment loss(2)                                                   (0.05)
                                                                         ------
Net realized and unrealized gain on investments                            2.37
                                                                           ----
Total from investment operations                                           2.32
                                                                           ----

Net Asset Value - End of Period                                          $12.32
                                                                         ======

Total Return                                                          23.20%(3)

Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000's)                                       $616
Operating expenses:
     Before expense reimbursement/waiver                              30.21%(4)
     After expense reimbursement/waiver                                0.95%(4)
Net investment loss                                                  (0.83)%(4)
Portfolio turnover rate                                              205.10%(3)

(1) The Fund began investing in accordance with its investment objectives on April 2, 2009.


(2) Calculated based on the average number of shares outstanding during the period.


(3)   Non-annualized.
(4)   Annualized.

                               DUNDEEWEALTH FUNDS
                       (FORMERLY BHR INSTITUTIONAL FUNDS)


Investment Adviser                                   Legal Counsel

DundeeWealth US, LP                                  Drinker Biddle & Reath LLP
1160 West Swedesford Road                            One Logan Square
Suite 140                                            18th and Cherry Streets
Berwyn, PA 19312                                     Philadelphia, PA 19103


Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME  04101


More information about the Funds is available without charge through the following:


Statement of Additional Information (SAI): The SAI includes detailed information about the Funds and DundeeWealth Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


Annual and Semi-Annual Reports: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. To obtain an SAI, annual or semi-annual report, without charge, upon request, or to request other information about the Funds or to make shareholder inquiries:

By Telephone:     1-888-572-0968


By Mail:          DundeeWealth Funds
                  C/O PNC Global Investment Servicing (U.S.), Inc.
                  P.O. Box 9679
                  Providence, RI 02940-9679


By Internet: The Funds make available the SAI, annual report and semi-annual reports free of charge on the Funds' website at http://www.dundeewealthus.com.


From the SEC: You can also obtain the SAI, as well as other information about DundeeWealth Funds, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-5850). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

DundeeWealth Funds' Investment Company Act registration number is 811-21913.

                                   PROSPECTUS

                                January 31, 2010


                        JOHCM INTERNATIONAL SELECT FUND
                         A SERIES OF DUNDEEWEALTH FUNDS
                       (FORMERLY BHR INSTITUTIONAL FUNDS)



                         CLASS I SHARES (TICKER: JOHIX)
                         CLASS II SHARES (TICKER: JOHAX)


                               INVESTMENT ADVISER:
                               DundeeWealth US, LP


           The Securities and Exchange Commission (the "SEC") has not
             approved or disapproved these securities or passed upon
                        the adequacy of this prospectus.
            Any representation to the contrary is a criminal offense.

                              About This Prospectus


                                                                         Page
SUMMARY SECTION
      Investment Objective..................................................1
      Fees and Expenses of the Fund.........................................1
      Portfolio Turnover....................................................1
      Principal Investment Strategy.........................................2
      Principal Risks of Investing in the Fund..............................2
      Performance Information...............................................3
      Investment Adviser....................................................3
      Investment Sub-Adviser................................................3
      Portfolio Managers....................................................3
      Purchasing, Selling and Exchanging Fund Shares........................3
      Dividends, Capital Gains, and Taxes...................................3
      Payments to Broker-Dealers and Other Financial Intermediaries.........3
MORE INFORMATION ABOUT THE FUND.............................................4
MORE INFORMATION ABOUT RISK.................................................4
MORE INFORMATION ABOUT FUND INVESTMENTS.....................................5
INFORMATION ABOUT PORTFOLIO HOLDINGS........................................6
INVESTMENT ADVISER..........................................................6
INVESTMENT SUB-ADVISER......................................................6
INVESTMENT TEAM.............................................................7
PERFORMANCE OF COMPARABLE ACCOUNTS..........................................7
MORE INFORMATION ABOUT PURCHASING, SELLING AND EXCHANGING FUND
      SHARES................................................................8
OTHER POLICIES.............................................................12
DIVIDENDS AND DISTRIBUTIONS................................................15
TAXES .....................................................................15
FINANCIAL HIGHLIGHTS.......................................................18
HOW TO OBTAIN MORE INFORMATION ABOUT THE
      DUNDEEWEALTH FUNDS...........................................Back Cover

JOHCM INTERNATIONAL SELECT FUND


SUMMARY SECTION

Investment Objective: The investment objective of the JOHCM International Select Fund (the "Fund") is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
                                               Class I Shares  Class II Shares
--------------------------------------------------------------------------------
Shareholder Fees (fees paid directly
from your investment)
--------------------------------------------------------------------------------
Redemption Fee (charged on any redemption or        2.00%           2.00%
exchange within 90 days of purchase)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses
that you pay each year as a percentage of
the value of your investment)
--------------------------------------------------------------------------------
Management Fees                                     0.85%           0.85%
--------------------------------------------------------------------------------
Other Expenses(1)                                   3.34%           3.59%
--------------------------------------------------------------------------------
         Shareholder Servicing Fee                  0.00%           0.25%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                4.19%           4.44%
--------------------------------------------------------------------------------
Fee Waivers and Reimbursements(2)                  (3.10)%         (3.10)%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After
  Fee Waiver                                        1.09%           1.34%
--------------------------------------------------------------------------------


(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

(2) The Investment Adviser (the "Adviser") has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.09% for Class I Shares and 1.34% for Class II Shares until July 31, 2012. If, during this period, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

--------------------------------------------------------------------------------
                                            1 Year         3 Years
--------------------------------------------------------------------------------
Class I Shares                               $111           $515
--------------------------------------------------------------------------------
Class II Shares                              $136           $592
--------------------------------------------------------------------------------

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the period beginning with the date that the Fund began investing in accordance with its investment objectives on July 31, 2009 until September 30, 2009, the Fund's portfolio turnover rate was 41.71%, on a non-annualized basis, of the average value of its portfolio.

Principal Investment Strategy: The Fund invests, under normal market conditions, at least 80% of its assets in securities of companies headquartered outside the United States. The Fund may invest in foreign companies of any size, including small and mid capitalization companies, and in emerging market countries, in order to achieve its objective.

To achieve its investment objective, the Fund's portfolio managers seek to identify and make investments in foreign companies based on a multi-dimensional investment process. They consider a number of factors including growth, valuation, size, momentum, and beta. The Fund utilizes a core style with a modest growth tilt (growth at a reasonable price, or "GARP") over all capitalization ranges. The Fund seeks those stocks, sectors and countries with positive earnings surprises, sustainably high or increasing return on equity, and attractive valuations.


The investment process utilizes a combination of bottom-up investing and top-down asset allocation and is not benchmark constrained. Bottom-up investing utilizes techniques such as fundamental analysis to assess growth and value potential. In conducting fundamental analysis of companies that are being considered for purchase by the Fund, the management team will evaluate among other things, the financial condition and management of a company, its industry, stability of the country in which the company is headquartered and the interrelationship of these variables over time. As part of this evaluation, the Sub-Adviser may without limitation analyze financial data and other information sources and conduct company interviews.

Top-down asset allocation utilizes evaluations of, among other things, economic factors including country risk, sector trends within individual countries and regions, and currency impact.

Principal Risks of Investing in the Fund: Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Price volatility is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.


Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund's investments.


The Fund may also invest in emerging market countries. Developing countries may impose restrictions on the Fund's ability to repatriate investment income or capital. Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country.

The small and mid capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and midcap companies may have limited product lines, markets and financial resources, and may depend upon relatively small management groups. Therefore, small and midcap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on global stocks.

Performance Information: The bar chart and performance table have been omitted because the Fund has not had a full calendar year of performance. The Fund intends to compare its performance to the Morgan Stanley Capital International EAFE Index (Europe, Australasia, and the Far East). Updated performance information is available at www.dundeewealthus.com or by calling 1-888-572-0968.

Investment Adviser: DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.


Investment Sub-Adviser: JO Hambro Capital Management Ltd.

Portfolio Managers:


Christopher J.D. Lees, CFA                    Nudgem Richyal, CFA
Senior Fund Manager                           Fund Manager
JO Hambro Capital Management, Ltd.            JO Hambro Capital Management, Ltd.
Length of Service: Since 2008                 Length of Service: Since 2008

Purchasing, Selling and Exchanging Fund Shares: To purchase Class I Shares of the Fund for the first time, you must invest at least $100,000. To purchase Class II Shares of the Fund for the first time, you must invest at least $50,000. There is no minimum for subsequent investments.

You may purchase or redeem shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day").

Purchase and Redemption by Mail:
Regular Mail Address:                             Express Mail Address:
DundeeWealth Funds                                DundeeWealth Funds
C/O PNC Global Investment Servicing               C/O PNC Global Investment
(U.S.) Inc.                                       Servicing (U.S.) Inc.
P.O. Box 9679                                     101 Sabin Street
Providence, RI 02940-9679                         Pawtucket, RI 02860-1427


Purchase by Wire: To open an account by wire, first call 1-888-572-0968 for details. To add to an existing account, wire your money using the instructions set forth below (be sure to include the Fund name and your account number):


Wiring Instructions:
PNC Bank, Philadelphia, PA
ABA #031000053
A/C 8611724522
RE: DundeeWealth Funds
REF: JOHCM International Select Fund
FBO: [Shareholder Name and Account Number]

Redemption Fee: The Fund charges a redemption fee for any redemption or exchange within 90 days of purchase of shares of the Fund.

Dividends, Capital Gains, and Taxes: The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Additionally, you will recognize gain or loss when you redeem shares.


Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Number:   180 Class I Shares       CUSIP Number: 265313 668 Class I Shares
               280 Class II Shares                    265313 650 Class II Shares

More Information About The Fund


The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities. Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Sub-Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Sub-Adviser does, you could lose all or some of your investment in the Fund, just as you could with similar investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Portfolio Composition


The Fund has a policy to invest, under normal circumstances, at least 80% of the value of its "assets" in certain types of investments suggested by its name (the "80% Policy"). This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of this 80% Policy, the term "assets" means net assets plus the amount of borrowings for investment purposes. The Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would need to be consistent with its 80% Policy.


More Information About Risk

Equity Risk - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as derivative instruments that attempt to track the price movement of equity indices. In general, investments in equity securities and equity derivatives are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Foreign Investment Risk - Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. Currency fluctuations may occur for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce its returns. Although the Sub-Adviser generally does not intend to hedge foreign currency exposure in the Fund's portfolio, it may from time to time do so. Securities markets outside the U.S., while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets.


Other risks associated with investing in foreign securities include, among other things, trade balances and imbalances and related economic policies, imposition of exchange control regulation by the U.S. or foreign governments, U.S. and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, political difficulties, including expropriation of assets, confiscatory taxation and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the U.S. and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. There also may be less extensive regulation of the securities markets in particular countries than in the U.S.


Emerging Markets Risk - Government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, the Fund and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Portfolio Turnover - The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Sub-Adviser determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Sub-Adviser's control. These transactions will increase the Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during the annual measurement period. High turnover rates generally result in higher brokerage costs to the Fund, may result in higher amounts of taxable distributions to shareholders each year and higher effective tax rates on those distribution amounts, and may reduce the Fund's returns.

More Information About Fund Investments

This prospectus describes the Fund's primary strategies. The Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's SAI (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or in the event of sizeable cash flows into or out of the Fund, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If the Fund invests in this manner, it may not achieve its investment objective.

Information About Portfolio Holdings

A complete schedule of the Fund's portfolio holdings, current as of month-end, will be available on the Fund's website at www.dundeewealthus.com no earlier than 10 days, and generally within 60 days, after the end of each calendar month. This information will remain available on the website until the Fund files with the Securities and Exchange Commission their semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI and on the Fund's website.

Investment Adviser


DundeeWealth US, LP (the "Adviser" or "DundeeWealth") serves as the investment adviser to the Fund. The Adviser's principal place of business is 1160 West Swedesford Road, Suite 140, Berwyn PA 19312. As of December 31, 2009, DundeeWealth had approximately $63.2 million in assets under management. Subject to the Board of Trustees' supervision, DundeeWealth continuously reviews, supervises and administers the Fund's investment programs. DundeeWealth also ensures compliance with the Fund's investment policies and guidelines. For its services, the Adviser is entitled to a fee of 0.85% (on an annualized basis), which is calculated daily and paid monthly based on the average daily net assets of the Fund.


The Adviser has contractually agreed to waive all or a portion of its fee and reimburse expenses in order to keep total operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) for the Class I Shares and Class II Shares of the Fund from exceeding 1.09% and 1.34% (on an annualized basis) of their average daily net assets, respectively, until July 31, 2012.

If at any point during this period it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may retain the difference between the "Total Annual Fund Operating Expenses" and the respective percentage to recapture any of its prior waivers or reimbursements.

As investment adviser to the Fund, DundeeWealth has responsibility over any Sub-Adviser.

Investment Sub-Adviser


JO Hambro Capital Management Ltd. (the "Sub-Adviser" or "JOHCM") serves as the investment sub-adviser to the Fund. The Sub-Adviser's principal place of business is Ryder Court, Ground Floor, 14 Ryder Street, London SW1Y6QB, United Kingdom. As Sub-Adviser, JOHCM makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2009, JOHCM had approximately $6.1 billion in assets under management and advisement. For its services, the Sub-Adviser is paid a fee by the Adviser.

A discussion regarding the basis for the Board of Trustees approving the investment management agreement and sub-advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ending September 30, 2009.

Investment Team

The Fund is managed by two investment professionals supported by a number of analysts. The members of the Fund's management team responsible for the day-to-day management of the Fund are listed below.

Christopher J.D. Lees, CFA
Senior Fund Manager

Christopher Lees joined JOHCM in September 2008. Christopher is the Senior Fund Manager for the Global and EAFE strategies. Before deciding to join JOHCM, Christopher spent more than 19 years at Baring Asset Management, most recently as Head of the firm's Global Sector Teams. In addition to this role, Chris was Baring's Lead Global High Alpha Manager and Lead Manager for the EAFE portfolios. Prior to 2002, he held positions as Senior Portfolio Manager, US Equity Team in Boston and as an Analyst in the UK Stock Selection as well as the firm's Global Asset Allocation team. Chris is a CFA charterholder and holds a BSc with Honours in Geography from London University, England and has lived and worked in the US, Europe and Asia.


Nudgem Richyal, CFA
Fund Manager


Nudgem Richyal joined JOHCM in June 2008. Nudgem is a Fund Manager for Global and International/EAFE strategies. Prior to joining JOHCM, Nudgem spent more than 7 years at Baring Asset Management (working closely with Christopher Lees), as an Investment Director within the Global Equity Group and investment manager of one of the largest Latin American funds in London (US $1.25 billion as of February, 2008). Further responsibilities included the construction of a soft commodities portfolio and the development of global sector strategies. Before Baring, he worked at Hill Samuel Asset Management London for one year. Nudgem is a CFA charterholder and holds a First Class BSc Honours Degree in Chemistry from the University of Manchester, England. Nudgem was voted FN100 Rising Star 2007 by efinancial news.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

Performance of Comparable Accounts


JOHCM has experience in managing other accounts with substantially similar investment objective, policies, and principal investment strategies as the Fund. The table below is designed to show you how a composite of all similar accounts managed by JOHCM performed over the period shown. In each case, the accounts comprising the composite have investment objectives policies, and strategies that are substantially similar to those of the Fund. The performance information has been adjusted to show the performance net of the Fund's annual fund operating expenses (after contractual waivers that will be in place for a period of three years from the commencement of operations) of 1.34% of the Fund's average daily net assets. The returns of the indices assume all dividends and distributions have been reinvested.

JOHCM International Select Equities Composite (as of December 31, 2009)

                                        JOHCM International       MSCI EAFE
                                             Composite            NR Index

Year Ended December 31, 2009                      30.01%           28.31%
--------------------------------------------------------------------------------
Since Inception (October 31, 2008                 29.46%           27.77%
 - December 31,2009)*
--------------------------------------------------------------------------------
*  Annualized.


This information is designed to demonstrate the historical track record of JOHCM. It does not indicate how the Fund has performed or will perform in the future. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.


The performance information has been adjusted to reflect the annual fund operating expenses of Class II Shares (after contractual waivers that will be in place through July 30, 2012) of 1.34% of the Fund's average daily net assets. The net returns shown above, as adjusted in the manner described herein, do not exceed the actual performance, net of waivers, of the separate accounts. Accounts contained in the composite also may not be subject to the diversification rules, tax restrictions and investment limits under the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code which would have adversely affected the performance results. The aggregate returns of the composite may not reflect the returns of any particular account of JOHCM. The returns of the composite were not calculated using SEC standard methodology. Instead, the returns were calculated using Global Investment Performance Standards ("GIPS"), although the Sub-Adviser is not a GIPS-compliant firm.


More Information About Purchasing, Selling and Exchanging Fund Shares


This section tells you how to purchase, sell (sometimes called "redeem") and exchange DundeeWealth Fund shares.


Class I Shares of the Fund are for certain individual investors and institutional investors investing for their own or their customers' accounts. Class II Shares of the Fund are for investments made through financial institutions or intermediaries.

How to Purchase Fund Shares


To purchase shares directly from the Fund, complete and send in an application. If you need an application or have questions, please call 1-888-572-0968. There are no sales charges when you purchase shares of the DundeeWealth Funds.

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept third-party checks or credit card purchases. The Fund may accept initial investments of amounts smaller than the minimum initial investment at its discretion.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.


The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Market Timing Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

General Information


Shares cannot be purchased or redeemed by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order.

The Fund calculates the NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). For you to receive the current Business Day's NAV, the Fund or a designated intermediary must receive your purchase order in proper form before 4:00 p.m., Eastern Time. Proper form requires that the purchaser provide a completed and signed account application, including the purchaser's name, street address, tax identification number, and other identification required by law or regulation. You may be required to provide photo identification such as a driver's license or passport, and a representative of the Fund may telephone you to verify information you have provided. If you do not provide the required information, or if the Fund's representatives are unable to verify your identity, the Fund reserves the right to close your account or take such other steps as deemed reasonable. If the NYSE closes early - such as on days in advance of certain generally observed holidays
- the Fund reserves the right to calculate the NAV as of the earlier closing time.


How the Fund Calculates NAV


The NAV for a Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating the NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Fair value prices for foreign equity securities may be provided by an independent fair value service in accordance with the fair value methods approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet established criteria for the Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange or otherwise in accordance with its fair value procedures.

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-888-572-0968. To redeem your shares by phone you must select telephone privileges when you open your account.

When selling shares by mail, your letter must include your name, the name of the Fund and account number and the amount of your request. All owners of the account must sign the letter. All proceeds will be wired to your pre-designated bank account or sent by check to the address of record.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to have your sale proceeds sent to a third party or an address other than your own, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP") and New York Stock Exchange, Inc. Medallion Signature Program ("MSP"). Signature guarantees that are not part of these programs will not be accepted. You must indicate the Fund name and class, your account number and your name.

In addition, you will need to provide a medallion signature guarantee for wire redemptions made within 30 days of changing your bank account information and for check redemptions made within 30 days of changing your mailing address. A medallion signature guarantee is a formal certification offered by firms participating in the Medallion STAMP Program that guarantees a signature is original and authentic.

The sale price of each share will be the NAV next determined after the Fund (or an authorized broker) receives your request.

Receiving Your Money

Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (or for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). If your shares are redeemed in kind, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them. The Fund may also redeem in kind to discourage short-term trading of shares.

Involuntary Redemptions of Your Shares

If your account balance drops below $25,000 because of redemptions you may be required to sell your shares. The Fund will provide you at least 30 days written notice to give you sufficient time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.


How To Exchange Your Shares

You may exchange your shares for the same share class of another DundeeWealth Fund on any Business Day by contacting the Fund directly by mail or telephone by calling 1-888-572-0968. This exchange privilege may be changed or canceled at any time upon 60 days written notice.


The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund's policy on excessive trading, see "Market Timing Policies and Procedures."

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

The Fund charges a redemption fee for any exchange within 90 days of purchase of such shares. See "Redemption Fee" for more information.


You may exchange Class I Shares of a Fund for Class I Shares of any other DundeeWealth Fund. You may exchange Class II Shares of a Fund for Class II Shares of any other DundeeWealth Fund.


Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Other Policies

Market Timing Policies and Procedures

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Frequent trading by certain shareholders may dilute the value of Fund shares held by other shareholders, particularly with respect to securities that trade in lower volumes. In addition, because frequent trading may cause the Fund to attempt to maintain higher cash positions, changes to the Fund's holdings in response to frequent trading may impact the market prices of such relatively thinly traded securities held by the Fund.

The Fund will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board of Trustees. For purposes of applying these policies, the Fund may consider the trading history of accounts under common ownership or control. As these policies and procedures are currently applied:

      o Shareholders are restricted from making more than 5 "round trips" into or out of the Fund in any calendar year. If a shareholder exceeds this amount, the Fund may, at its discretion, reject any additional purchase or exchange orders. The Fund defines a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund.

      o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund seeks to apply these policies to the best of its ability uniformly and in a manner it believes is consistent with the interests of the Fund's long-term shareholders. Purchases and redemptions made through the Fund's Systematic Investment/Withdrawal Plans are exempt from these policies.

Although these policies are designed to deter frequent trading, none of these measures alone, nor all of them taken together, eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund and its service providers may, in certain circumstances, request access to information about individual shareholder transactions made through such omnibus arrangements. However, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares) or otherwise, and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

Redemption Fee

The Board of Trustees has approved a short-term redemption fee of 2% for any redemption or exchange within 90 days of purchase of shares of the Fund.

The redemption fee will be calculated as a percentage of the net asset value of total redemption proceeds. Those shares held the longest will be treated as being redeemed first. The fee will be paid directly to the Fund from which the shares are redeemed or exchanged and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund.

The redemption fee may not apply in certain circumstances including the death or disability of a shareholder, shares purchased through reinvested dividends or capital gains, required minimum distributions from any retirement account, systematic investment/withdrawal plan transactions, and periodic rebalancing pursuant to a bona fide asset allocation strategy. Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. Omnibus accounts include multiple investors and such accounts typically provide the funds with a net purchase or redemption request on any given day where the purchases and redemptions of fund shares by the investors are netted against one another. Although, as discussed above, the Fund and its service providers may, in certain circumstances, request access to information about individual shareholder transactions made through such omnibus arrangements, the identities of individual investors whose purchase and redemption orders are aggregated are not generally known by the Fund. If a financial intermediary fails to enforce the Fund's market timing policies or redemption fee, the Fund may take certain actions, including terminating the relationship.

Customer Identification and Verification

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify a customer's identity. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is not provided within a timeframe established in the sole discretion of the Fund, your account will be "frozen" with respect to additional purchases.

Upon receipt of your application in proper form, your investment will be accepted and your order will be processed at the NAV per share next-determined.

However, the Fund reserves the right to close your account at the then-current day's price if the Fund is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund cannot verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan (the "Service Plan") that allows Class II Shares of the Fund to pay service fees to firms that provide shareholder services ("Service Providers"). Under the Service Plan, if a Service Provider provides shareholder services, including responding to shareholder inquiries and assisting shareholders with their accounts, the Fund may pay shareholder service fees to the Service Provider at an annual rate not to exceed 0.25% of its Class II Shares' average daily net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.


Purchase Through Financial Institutions

The Adviser and the Sub-Adviser and/or their affiliates are permitted to make payments relating to sales, servicing and sales support activities out of their profits or other sources available to them (and not as an additional charge to the Fund). The Adviser and the Sub-Adviser and/or their affiliates may pay affiliated and unaffiliated service organizations compensation for the sale and distribution of shares of the Fund or for other services to the Fund and shareholders. These payments ("Additional Payments") would be in addition to Fund payments described in this prospectus and may, without limitation, be a fixed dollar amount, may be based on the number of customer accounts maintained by the service organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the service organization. The aggregate amount of Additional Payments may be substantial. The Additional Payments include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a service organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your service organization for details about Additional Payments it may receive. For more information on Additional Payments, see the Fund's SAI. The Adviser and Sub-Adviser do not direct portfolio transactions to broker-dealers in exchange for sales of Fund shares or to receive preferential marketing treatment. The Fund may reimburse the Adviser for Additional Payments.


Distribution of Fund Shares


Foreside Fund Services, LLC (the "Distributor") serves as principal underwriter to the Trust pursuant to a Distribution Agreement.

Dividends and Distributions

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and foreign tax consequences relevant to your specific situation.

Distributions

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). In general, the Fund's distributions will be taxable to you for federal, state and local income tax purposes. Distributions are taxable whether they are received in cash or reinvested in Fund shares. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to any excess of net long-term capital gains of the Fund over net short-term capital losses generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares.

Under current provisions of the Internal Revenue Code (the "Code"), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate of 15%, as long as certain other requirements are met. The amount of the Fund's distributions that qualify for this favorable tax treatment may be reduced as a result of the Fund's securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or "non-qualified" foreign corporations. For these lower rates to apply to Fund distributions, you must have owned your Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date. These lower rates are currently scheduled to sunset after 2010.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid on December 31.

A percentage of the Fund's dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of the Fund's securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

The Fund may be subject to foreign withholding or foreign taxes on income or gain from certain foreign securities. The Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (i) to credit that proportionate amount of tax against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

You should note that if you purchase shares of the Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as "buying into a dividend."

Sales and Exchanges


You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange of your shares for shares of another DundeeWealth Fund, in an amount equal to the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, including, among other things, shares acquired pursuant to dividend reinvestment with respect to the Fund. If disallowed, such a loss will be reflected instead in an upward adjustment to the basis of the shares acquired.


IRAs and Other Tax-Qualified Plans

The one major exception to the tax principles described above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding

The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide correct taxpayer identification numbers in the manner required, who have been made subject to "backup withholding" by the Internal Revenue Service for failure to properly include on their returns payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so that they are "exempt recipients" or are otherwise not subject to backup withholding. The current backup withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders

For nonresident aliens, foreign corporations and other foreign investors, Fund distributions attributable to net long-term capital gains in the Fund will generally be exempt from U.S. tax, but all other Fund distributions will generally be subject to a 30% withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder's country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement to these treaty benefits.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares in the Fund.

Different U.S. tax rules apply to a foreign shareholder if an investment in the Fund is connected to a trade or business of the shareholder in the United States or the shareholder is present in the United States for 183 days or more in a year.


All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Fund.


State and Local Taxes

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities.

Your investment in the Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Fund.

This summary is not intended as a substitute for careful tax planning. Additional tax information is provided in the Fund's SAI.

Financial Highlights


The following financial highlights are intended to help you understand the Fund's financial performance since inception. The table that follows presents performance information about Class I Shares of the Fund. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund. The information has been audited by Briggs, Bunting, & Dougherty, LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available, without charge, upon request. Effective for the fiscal year ending September 30, 2010, the Trust's new independent registered public accounting firm is PricewaterhouseCoopers LLP. Class II Shares of the Fund have not commenced operations as of the date of this prospectus, and therefore no financial highlights information is presented.


JOHCM International Select Fund - CLASS I SHARES
For a Fund Share Outstanding Throughout the Period


--------------------------------------------------------------------------------
                                                             For the fiscal
                                                              period ended
                                                          September 30, 2009(1)
                                                          ---------------------
Net Asset Value - Beginning of Period                                    $10.00
Income from Investment Operations:
Net investment income(2)                                                   0.04
                                                                           ----
Net realized and unrealized gain on investments                            0.46
                                                                           ----
Total from investment operations                                           0.50
                                                                           ----

Net Asset Value - End of Period                                          $10.50
                                                                         ======

Total Return                                                           5.00%(3)

Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000's)                                    $13,080
Operating expenses:
     Before expense reimbursement/waiver                               4.19%(4)
     After expense reimbursement/waiver                                1.09%(4)
Net investment income                                                  2.19%(4)
Portfolio turnover rate                                               41.71%(3)

(1) The Fund began investing in accordance with its investment objectives on July 31, 2009.

(2) Calculated based on the average number of shares outstanding during the period.

(3)   Non-annualized.

(4)   Annualized.

                               DUNDEEWEALTH FUNDS
                       (FORMERLY BHR INSTITUTIONAL FUNDS)


Investment Adviser                                   Legal Counsel

DundeeWealth US, LP                                  Drinker Biddle & Reath LLP
1160 West Swedesford Road                            One Logan Square
Suite 140                                            18th and Cherry Streets
Berwyn, PA 19312                                     Philadelphia, PA 19103


Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME  04101



More information about the Fund is available without charge through the following:


Statement of Additional Information (SAI): The SAI includes detailed information about the Fund and DundeeWealth Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


Annual and Semi-Annual Reports: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain an SAI, annual or semi-annual report, without charge, upon request, or to request other information about the Fund or to make shareholder inquiries:

By Telephone:     1-888-572-0968


By Mail:          DundeeWealth Funds
                  C/O PNC Global Investment Servicing (U.S.), Inc.
                  P.O. Box 9679
                  Providence, RI 02940-9679


By Internet: The Fund makes available the SAI, annual report and semi-annual reports free of charge on the Fund's website at http://www.dundeewealthus.com.


From the SEC: You can also obtain the SAI, as well as other information about DundeeWealth Funds, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-5850). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.


DundeeWealth Funds' Investment Company Act registration number is 811-21913.

                                   PROSPECTUS
                                January 31, 2010


                      MOUNT LUCAS U.S. FOCUSED EQUITY FUND
                         A SERIES OF DUNDEEWEALTH FUNDS
                       (FORMERLY BHR INSTITUTIONAL FUNDS)


                         CLASS I SHARES (TICKER: BMLEX)
                                 CLASS II SHARES

                               INVESTMENT ADVISER:
                               DUNDEEWEALTH US, LP

     The Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                              About This Prospectus


                                                                     Page
SUMMARY SECTION........................................................1
   Investment Objective................................................1
   Fees and Expenses of the Fund.......................................1
   Portfolio Turnover..................................................1
   Principal Investment Strategy.......................................2
   Performance Information.............................................2
   Investment Adviser..................................................3
   Investment Sub-Adviser..............................................3
   Portfolio Managers..................................................3
   Purchasing, Selling and Exchanging Fund Shares......................4
   Dividends, Capital Gains, and Taxes.................................4
   Payments to Broker-Dealers and Other Financial Intermediaries.......4
MORE INFORMATION ABOUT THE FUND........................................5
MORE INFORMATION ABOUT RISK............................................5
MORE INFORMATION ABOUT FUND INVESTMENTS................................6
INFORMATION ABOUT PORTFOLIO HOLDINGS...................................6
INVESTMENT ADVISER.....................................................6
INVESTMENT SUB-ADVISER.................................................7
INVESTMENT TEAM........................................................7
MORE INFORMATION ABOUT PURCHASING, SELLING AND EXCHANGING FUND SHARES..9
OTHER POLICIES........................................................12
DISTRIBUTION OF FUND SHARES...........................................15
DIVIDENDS AND DISTRIBUTIONS...........................................15
TAXES.................................................................15
FINANCIAL HIGHLIGHTS..................................................18
HOW TO OBTAIN MORE INFORMATION ABOUT THE DUNDEEWEALTH FUNDS...........Back Cover

MOUNT LUCAS U.S. FOCUSED EQUITY FUND


SUMMARY SECTION

Investment Objective: The investment objective of the Mount Lucas U.S. Focused Equity Fund (the "Fund") is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you pay if you buy and hold Fund shares.


----------------------------------------------------------------------------------------------------------------------
                                                                                      Class I Shares   Class II Shares
----------------------------------------------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
----------------------------------------------------------------------------------------------------------------------
Redemption Fee (charged on any redemption or exchange within 90 days of purchase)              2.00%             2.00%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
----------------------------------------------------------------------------------------------------------------------
Management Fees                                                                                0.75%             0.75%
----------------------------------------------------------------------------------------------------------------------
Other Expenses                                                                                 7.16%          7.41%(1)
----------------------------------------------------------------------------------------------------------------------
        Shareholder Servicing Fee                                                              0.00%             0.25%
----------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                           7.91%             8.16%
----------------------------------------------------------------------------------------------------------------------
Fee Waivers and Reimbursements(2)                                                            (6.96)%           (6.96)%
----------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Waiver                                          0.95%             1.20%
----------------------------------------------------------------------------------------------------------------------


(1) "Other Expenses" for Class II Shares, which had not commenced operations as of the date of this prospectus, are estimated based on Class I Shares for the current fiscal year.


(2) The investment adviser (the "Adviser") has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 0.95% for Class I Shares and 1.20% for Class II Shares until September 27, 2011. If at any point during the period ending September 26, 2010, or, separately, if at any point during the three year period commencing September 27, 2010, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent such a recapture does not cause the Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.


Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

        ----------------------------------------------------------------
                             1 Year    3 Years     5 Years      10 Years
        ----------------------------------------------------------------
        Class I Shares         $97      $1,265      $2,844       $6,406
        ----------------------------------------------------------------
        Class II Shares       $122      $1,336      $2,949       $6,555
        ----------------------------------------------------------------

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 178.6% of the average value of its portfolio.

Principal Investment Strategy: The Fund invests, under normal market conditions, in U.S. common stocks and other equity securities. The Fund will invest at least 80% of its assets in U.S. common stocks and equity securities. The Fund's sub-adviser, Mount Lucas Management Corp. ("Mount Lucas" or the "Sub-Adviser"), selects investments for the Fund based upon a proprietary equity model developed by the firm's principals that screens and ranks stocks within the S&P 500(R) Index. The Sub-Adviser's approach is purely quantitative. The computer equity model identifies stocks for purchase using a combination of fundamental value and price momentum criteria. Price momentum is calculated as the percentage change in the price of a stock between two dates. These securities may be traded over-the-counter or listed on an exchange.


The Sub-Adviser's strategy maintains a focus on the large-cap universe and seeks to capitalize on the Sub-Adviser's belief that several ideas can lead to returns greater than the S&P 500(R) Index: deep value stocks may outperform the market over the long-term, momentum can persist within the market, fewer stocks in a strategy may be beneficial, a long-term investment horizon is necessary because strategies need time to work, and asset weighted portfolio construction may hurt returns in the long-run. The Fund will generally hold between 20-40 stocks and expects an annual turnover rate of approximately 80%.

Principal Risks of Investing in the Fund: Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Price volatility is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The Fund is also subject to the risk that its primary market segment, investments in large value companies, may underperform other market segments or the equity markets as a whole. Moreover, the Sub-Adviser's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired result, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to select stocks.


The Sub-Adviser believes that value stocks tend to be inexpensive based on various measures of their intrinsic value. These stocks are inexpensive because they are out of investor favor for one or more reasons. The goal of the Sub-Adviser is to identify value stocks that will increase in price and ultimately reflect their intrinsic value over time. Risks that may prevent value stocks from appreciating include: the Sub-Adviser's inability to correctly estimate a stock's intrinsic value, the market's inability to realize the stock's intrinsic value over time, or a poorly performing business causing the intrinsic value of the stock to decline.


The Fund is non-diversified and invests in a limited number of securities, typically 20 to 40 stocks. Therefore, the Fund's investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of equity investing.

Performance Information: The bar chart below shows the Fund's performance for each full calendar year since its inception. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. Performance for Class II Shares is not shown because Class II Shares of the Fund had not commenced operations as of the date of this prospectus. The total and average annual total returns differ only to the extent that the classes do not have the same expenses.

                                   [BAR CHART]
                                 2008-> -43.92%
                                  2009-> 37.27%


Best and Worst Quarterly Performance (for the periods reflected in the chart above)


Best Quarter
June, 30, 2009                      26.55%

Worst Quarter
December 31, 2008                  (24.89)%

Average Annual Total Return: The table below compares the Fund's average annual total returns for the past calendar year and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compared with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.dundeewealthus.com or by calling 1-888-572-0968.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009


                                                                        1 Year    Since Inception*
Before Taxes                                                            37.27%    (12.87)%
After Taxes on Distributions                                            37.08%    (13.23)%
After Taxes on Distributions and Sale of Fund Shares                    24.48%    (10.90)%
--------------------------------------------------------------------------------------------------
S&P 500(R) Index (reflects no deductions for fees, expenses or taxes)   26.46%    (11.48)%

----------------
* The Fund's inception date is October 1, 2007.

Investment Adviser: DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.


Investment Sub-Adviser: Mount Lucas Management Corp.

Portfolio Managers:


Tim Rudderow                              Roger Alcaly
President and Chief Investment Officer    Principal and Senior Equity Strategist
Mount Lucas Management Corp.              Mount Lucas Management Corp.
Length of Service: Since 1986             Length of Service: Since 1999

Nan Lu
Portfolio Manager and Director of Quantitative Equities
Mount Lucas Management Corp.
Length of Service: Since 2004

Purchasing, Selling and Exchanging Fund Shares: To purchase Class I Shares of the Fund for the first time, you must invest at least $100,000. To purchase Class II Shares of the Fund for the first time, you must invest at least $50,000. There is no minimum for subsequent investments.

You may purchase or redeem shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day").



Purchase and Redemption by Mail:
Regular Mail Address:                                Express Mail Address:
DundeeWealth Funds                                   DundeeWealth Funds
C/O PNC Global Investment Servicing (U.S.) Inc.      C/O PNC Global Investment Servicing (U.S.) Inc.
P.O. Box 9679                                        101 Sabin Street
Providence, RI 02940-9679                            Pawtucket, RI 02860-1427


Purchase by Wire: To open an account by wire, first call 1-888-572-0968 for details. To add to an existing account, wire your money using the instructions set forth below (be sure to include the Fund name and your account number):


Wiring Instructions:
PNC Bank, Philadelphia, PA
ABA #031000053
A/C 8611724522
RE: DundeeWealth Funds
REF: Mount Lucas U.S. Focused Equity Fund
FBO: [Shareholder Name and Account Number]


Redemption Fee: The Fund charges a redemption fee for any redemption or exchange within 90 days of purchase of shares of the Fund.


Dividends, Capital Gains, and Taxes: The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Additionally, you will recognize gain or loss when you redeem shares.


Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Number: 130 Class I Shares     CUSIP Number: 265313 304 Class I Shares
             230 Class II Shares                  265313 403 Class II Shares

MORE INFORMATION ABOUT THE FUND


The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities. Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Sub-Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Sub-Adviser does, you could lose all or some of your investment in the Fund, just as you could with similar investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Portfolio Composition


The Fund has a policy to invest, under normal circumstances, at least 80% of the value of its "assets" in certain types of investments suggested by its name (the "80% Policy"). This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of this 80% Policy, the term "assets" means net assets plus the amount of borrowings for investment purposes. The Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would be consistent with its 80% Policy.


More Information About Risk

Equity Risk - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as derivative instruments that attempt to track the price movement of equity indices. In general, investments in equity securities and equity derivatives are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Portfolio Turnover - The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Sub-Adviser determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Sub-Adviser's control. These transactions will increase the Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during the annual measurement period. High turnover rates generally result in higher brokerage costs to the Fund, may result in higher amounts of taxable distributions to shareholders each year and higher effective tax rates on those distribution amounts, and may reduce the Fund's returns.

More Information About Fund Investments

This prospectus describes the Fund's primary strategies. The Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's SAI (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or in the event of sizeable cash flows into or out of the Fund, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective.

Information About Portfolio Holdings

A complete schedule of the Fund's portfolio holdings, current as of month-end, will be available on the Fund's website at www.dundeewealthus.com no earlier than 10 days, and generally within 60 days, after the end of each calendar month. This information will remain available on the website until the Fund files with the SEC its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI and on the Fund's website.

Investment Adviser


DundeeWealth US, LP (the "Adviser" or "DundeeWealth") serves as the investment adviser to the Fund. The Adviser's principal place of business is 1160 West Swedesford Road, Suite 140, Berwyn PA 19312. As of December 31, 2009, DundeeWealth had approximately $63.2 million in assets under management. Subject to the Board of Trustees' supervision, DundeeWealth continuously reviews, supervises and administers the Fund's investment programs. DundeeWealth also ensures compliance with the Fund's investment policies and guidelines.

For its services, the Adviser is entitled to a fee of 0.75% (on an annualized basis), which is calculated daily and paid monthly based on the average daily net assets of the Fund. The Adviser has contractually agreed to waive all or a portion of its fee and reimburse expenses in order to keep Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) for Class I Shares and Class II Shares of the Fund from exceeding 0.95% and 1.20% of average daily net assets, respectively, only until September 27, 2011. If at any point during the period ending September 26, 2010 it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may retain the difference between the "Total Annual Operating Expenses" (excluding taxes, extraordinary expenses, brokerage commissions and interest) and 0.95% and 1.20% for Class I and Class II Shares of the Fund, respectively, to recapture any of its prior waivers or reimbursements. Additionally, if at any point during the three year period commencing September 27, 2010 it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent such a recapture does not cause the Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

As investment adviser to the Fund, DundeeWealth has responsibility over any Sub-Adviser.

Investment Sub-Adviser


Mount Lucas serves as Sub-Adviser to the Fund. The Sub-adviser's principal place of business is 405 South State Street, Newtown, PA 18940. As Sub-Adviser, Mount Lucas makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2009, Mount Lucas had approximately $1.68 billion in assets under management. For its services, the Sub-Adviser is paid a fee by the Adviser.


A discussion regarding the basis for the Board of Trustees approving the investment management agreement and sub-advisory agreement is available in the Fund's semi-annual report to shareholders for the period ending March 31, 2009.

Investment Team


The Fund is managed by a team of investment professionals. All members of the investment team play an integral part in overseeing the quantitative computer model that selects the Fund's investments. The members of the Fund's management team are listed below.


Tim Rudderow
President & CIO


Mr. Rudderow was a co-founder of Mount Lucas in 1986 and is also the firm's Chief Investment Officer, overseeing all of its investment activities. He has been in the investment business for more than twenty years, beginning in the late 1970s at Commodities Corporation where he worked on the grain markets and on the design and management of quantitative investment strategies. Mr. Rudderow holds a BA in Mathematics from Rutgers University and an MBA in Management Analysis from Drexel University.


Roger Alcaly
Principal & Senior Equity Strategist

Mr. Alcaly has been involved in equity investing and leveraged acquisitions for more than 20 years. He was a partner at Kellner, DiLeo & Co., has served in the Carter administration, worked at the Federal Reserve Bank of New York, and was an Assistant Professor of Economics at Columbia University. He holds a BA from Amherst College and a PhD in Economics from Princeton University and is the author of The New Economy: What it is, How it Happened, and Why it is Likely to Last, which was published by Farrar, Straus and Giroux in June 2003. Mr. Alcaly has been a Director of the firm since September 1999.

Nan Lu
Portfolio Manager & Director of Quantitative Equities


Ms. Lu works directly with Messrs. Rudderow and Alcaly and is responsible for research and trading. With fifteen years of development and leadership experience in the field of analytical modeling and simulation, Ms. Lu focuses on risk management, financial engineering and dynamic optimization. Her expertise centers on stochastic modeling of international financial markets. Before joining Mount Lucas in 2004, Ms. Lu was a founding partner of Frontier Wealth Management. Ms. Lu received a Masters degree from Princeton University in Financial Engineering and a PhD from The Johns Hopkins University in Computational Fluid Dynamics.


The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

More Information About Purchasing, Selling and Exchanging Fund Shares


This section tells you how to purchase, sell (sometimes called "redeem") and exchange DundeeWealth Fund shares.


Class I Shares of the Fund are for certain individual investors and institutional investors investing for their own or their customers' accounts. Class II Shares of the Fund are for investments made through financial institutions or intermediaries.

How to Purchase Fund Shares


To purchase shares directly from the Fund, complete and send in an application. If you need an application or have questions, please call 1-888-572-0968. There are no sales charges when you purchase shares of the DundeeWealth Funds.

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept third-party checks or credit card purchases. The Fund may accept initial investments of amounts smaller than the minimum initial investment at its discretion.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.


The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Market Timing Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

General Information


Shares cannot be purchased or redeemed by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order.

The Fund calculates the NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). For you to receive the current Business Day's NAV, the Fund or a designated intermediary must receive your purchase order in proper form before 4:00 p.m., Eastern Time. Proper form requires that the purchaser provide a completed and signed account application, including the purchaser's name, street address, tax identification number, and other identification required by law or regulation. You may be required to provide photo identification such as a driver's license or passport, and a representative of the Fund may telephone you to verify information you have provided. If you do not provide the required information, or if the Fund's representatives are unable to verify your identity, the Fund reserves the right to close your account or take such other steps as deemed reasonable. If the NYSE closes early - such as on days in advance of certain generally observed holidays
- the Fund reserves the right to calculate the NAV as of the earlier closing time.


How the Fund Calculates NAV


The NAV for a Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating the NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.


Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

Fair value prices for foreign equity securities may be provided by an independent fair value service in accordance with the fair value methods approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet established criteria for the Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange or otherwise in accordance with its fair value procedures.

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-888-572-0968. To redeem your shares by phone you must select telephone privileges when you open your account.

When selling shares by mail, your letter must include your name, the name of the Fund and account number and the amount of your request. All owners of the account must sign the letter. All proceeds will be wired to your pre-designated bank account or sent by check to the address of record.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to have your sale proceeds sent to a third party or an address other than your own, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP") and New York Stock Exchange, Inc. Medallion Signature Program ("MSP"). Signature guarantees that are not part of these programs will not be accepted. You must indicate the Fund name and class, your account number and your name.

In addition, you will need to provide a medallion signature guarantee for wire redemptions made within 30 days of changing your bank account information and for check redemptions made within 30 days of changing your mailing address. A medallion signature guarantee is a formal certification offered by firms participating in the Medallion STAMP Program that guarantees a signature is original and authentic.

The sale price of each share will be the NAV next determined after the Fund (or an authorized broker) receives your request.

Receiving Your Money

Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (or for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). If your shares are redeemed in kind, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them. The Fund may also redeem in kind to discourage short-term trading of shares.

Involuntary Redemptions of Your Shares

If your account balance drops below $25,000 because of redemptions you may be required to sell your shares. The Fund will provide you at least 30 days written notice to give you sufficient time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

How to Exchange Your Shares


You may exchange your shares for the same share class of another DundeeWealth Fund on any Business Day by contacting the Fund directly by mail or telephone by calling 1-888-572-0968. This exchange privilege may be changed or canceled at any time upon 60 days written notice.


The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund's policy on excessive trading, see "Market Timing Policies and Procedures."

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

The Fund charges a redemption fee for any exchange within 90 days of purchase of such shares. See "Redemption Fee" for more information.


You may exchange Class I Shares of the Fund for Class I Shares of any other DundeeWealth Fund. You may exchange Class II Shares of the Fund for Class II Shares of any other DundeeWealth Fund.


Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Other Policies

Market Timing Policies and Procedures

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Frequent trading by certain shareholders may dilute the value of Fund shares held by other shareholders, particularly with respect to securities that trade in lower volumes. In addition, because frequent trading may cause the Fund to attempt to maintain higher cash positions, changes to the Fund's holdings in response to frequent trading may impact the market prices of such relatively thinly traded securities held by the Fund.

The Fund will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board of Trustees. For purposes of applying these policies, the Fund may consider the trading history of accounts under common ownership or control. As these policies and procedures are currently applied:

      o Shareholders are restricted from making more than 5 "round trips" into or out of the Fund in any calendar year. If a shareholder exceeds this amount, the Fund may, at its discretion, reject any additional purchase or exchange orders. The Fund defines a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund.

      o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund seeks to apply these policies to the best of its ability uniformly and in a manner it believes is consistent with the interests of the Fund's long-term shareholders. Purchases and redemptions made through the Fund's Systematic Investment/Withdrawal Plans are exempt from these policies.

Although these policies are designed to deter frequent trading, none of these measures alone, nor all of them taken together, eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund and its service providers may, in certain circumstances, request access to information about individual shareholder transactions made through such omnibus arrangements. However, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares) or otherwise, and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

Redemption Fee

The Board of Trustees has approved a short-term redemption fee of 2% for any redemption or exchange within 90 days of purchase of shares of the Fund.

The redemption fee will be calculated as a percentage of the net asset value of total redemption proceeds. Those shares held the longest will be treated as being redeemed first. The fee will be paid directly to the Fund from which the shares are redeemed or exchanged and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund.

The redemption fee may not apply in certain circumstances including the death or disability of a shareholder, shares purchased through reinvested dividends or capital gains, required minimum distributions from any retirement account, systematic investment/withdrawal plan transactions, and periodic rebalancing pursuant to a bona fide asset allocation strategy. Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. Omnibus accounts include multiple investors and such accounts typically provide the funds with a net purchase or redemption request on any given day where the purchases and redemptions of fund shares by the investors are netted against one another. Although, as discussed above, the Fund and its service providers may, in certain circumstances, request access to information about individual shareholder transactions made through such omnibus arrangements, the identities of individual investors whose purchase and redemption orders are aggregated are not generally known by the Fund. If a financial intermediary fails to enforce the Fund's market timing policies or redemption fee, the Fund may take certain actions, including terminating the relationship.

Customer Identification and Verification

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify a customer's identity. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is not provided within a timeframe established in the sole discretion of the Fund, your account will be "frozen" with respect to additional purchases.

Upon receipt of your application in proper form, your investment will be accepted and your order will be processed at the NAV per share next-determined.

However, the Fund reserves the right to close your account at the then-current day's price if the Fund is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund cannot verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan (the "Service Plan") that allows Class II Shares of the Fund to pay service fees to firms that provide shareholder services ("Service Providers"). Under the Service Plan, if a Service Provider provides shareholder services, including responding to shareholder inquiries and assisting shareholders with their accounts, the Fund may pay shareholder service fees to the Service Provider at an annual rate not to exceed 0.25% of its Class II Shares' average daily net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.

Purchase Through Financial Institutions

The Adviser and the Sub-Adviser and/or their affiliates are permitted to make payments relating to sales, servicing and sales support activities out of their profits or other sources available to them (and not as an additional charge to the Fund). The Adviser and the Sub-Adviser and/or their affiliates may pay affiliated and unaffiliated service organizations compensation for the sale and distribution of shares of the Fund or for other services to the Fund and shareholders. These payments ("Additional Payments") would be in addition to Fund payments described in this prospectus and may, without limitation, be a fixed dollar amount, may be based on the number of customer accounts maintained by the service organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the service organization. The aggregate amount of Additional Payments may be substantial. The Additional Payments include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a service organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your service organization for details about Additional Payments it may receive. For more information on Additional Payments, see the SAI. The Adviser and Sub-Adviser do not direct portfolio transactions to broker-dealers in exchange for sales of Fund shares or to receive preferential marketing treatment. The Fund may reimburse the Adviser for Additional Payments.


Distribution of Fund Shares


Foreside Fund Services, LLC (the " Distributor") serves as principal underwriter to the Trust pursuant to a Distribution Agreement.


Dividends and Distributions

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and foreign tax consequences relevant to your specific situation.

Distributions

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). In general, the Fund's distributions will be taxable to you for federal, state and local income tax purposes. Distributions are taxable whether they are received in cash or reinvested in Fund shares. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to any excess of net long-term capital gains of the Fund over net short-term capital losses generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares.

Under current provisions of the Internal Revenue Code (the "Code"), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate of 15%, as long as certain other requirements are met. The amount of the Fund's distributions that qualify for this favorable tax treatment may be reduced as a result of the Fund's securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or "non-qualified" foreign corporations. For these lower rates to apply to Fund distributions, you must have owned your Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date. These lower rates are currently scheduled to sunset after 2010.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid on December 31.

A percentage of the Fund's dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of the Fund's securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

You should note that if you purchase shares of the Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as "buying into a dividend."

Sales and Exchanges


You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange of your class of shares for the same class of shares of another DundeeWealth Fund, in an amount equal to the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

IRAs and Other Tax-Qualified Plans

The one major exception to the tax principles described above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding

The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders

For nonresident aliens, foreign corporations and other foreign investors, Fund distributions attributable to net long-term capital gains in the Fund will generally be exempt from U.S. tax, but all other Fund distributions will generally be subject to a 30% withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder's country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares in the Fund.

Different U.S. tax rules apply to a foreign shareholder, however, if an investment in the Fund is connected to a trade or business of the shareholder in the United States or the shareholder is present in the United States for 183 days or more in a year.


All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Fund.


State and Local Taxes

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities.

Your investment in the Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Fund. This summary is not intended as a substitute for careful tax planning. Additional tax information is provided in the Fund's SAI.

Financial Highlights


The following financial highlights are intended to help you understand the Fund's financial performance since inception. The table that follows presents performance information about Class I Shares of the Fund. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund. The information has been audited by Briggs, Bunting, & Dougherty, LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available, without charge, upon request. Effective for the fiscal year ending September 30, 2010, the Trust's new independent registered public accounting firm is PricewaterhouseCoopers LLP. Class II Shares of the Fund have not commenced operations as of the date of this prospectus, and therefore no financial highlights information is presented.


MOUNT LUCAS U.S. FOCUSED EQUITY FUND - CLASS I SHARES
For a Fund Share Outstanding Throughout Each Period


--------------------------------------------------------------------------------------------------------
                                                      For the fiscal     For the fiscal   For the fiscal
                                                          year ended         year ended     period ended
                                                       September 30,      September 30,    September 30,
                                                                2009               2008          2007(1)
                                                      --------------     --------------   --------------
Net Asset Value - Beginning of Period                 $         7.07     $        10.00   $        10.00
Income (Loss) from Investment Operations:
Net investment income(2)                                        0.10               0.12               --
Net realized and unrealized loss on investments                (0.51)             (2.99)              --
                                                      --------------     --------------   --------------
Total from investment operations                               (0.41)             (2.87)              --
                                                      --------------     --------------   --------------

Less Distributions:
From net investment income                                     (0.17)             (0.06)              --
                                                      --------------     ===---========   ===---========
Total distributions                                            (0.17)             (0.06)              --
                                                      --------------     ===---========   ===---========

Redemption fees added to paid in capital                        0.00(3)              --               --
                                                      ==============     ==============   ==============

Net Asset Value - End of Period                       $         6.49     $         7.07   $        10.00
                                                      ==============     ==============   ==============

Total Return                                                   (5.16%)           (28.88%)             --%
                                                      --------------

Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000's)                  $        3,827     $        4,725   $           --
                                                      --------------
Operating expenses:
         Before expense reimbursement/waiver                    7.91%              6.39%              --%
                                                      --------------
         After expense reimbursement/waiver                     0.95%              0.95%              --%
                                                      --------------
Net investment income                                           1.92%              1.41%              --%
                                                      --------------
Portfolio turnover rate                                       178.60%             89.99%              --%
                                                      --------------

(1)   The Fund's inception date is October 1, 2007.


(2) Calculated based on the average number of shares outstanding during the period.


(3)   Amount represents less than $0.005.

                               DUNDEEWEALTH FUNDS
                       (FORMERLY BHR INSTITUTIONAL FUNDS)


Investment Adviser                                  Legal Counsel

DundeeWealth US, LP                                 Drinker Biddle & Reath LLP
1160 West Swedesford Road                           One Logan Square
Suite 140                                           18th and Cherry Streets
Berwyn, PA 19312                                    Philadelphia, PA 19103


Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME  04101


More information about the Fund is available without charge through the following:


Statement of Additional Information (SAI): The SAI includes detailed information about the Fund and DundeeWealth Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


Annual and Semi-Annual Reports: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain an SAI, annual or semi-annual report, without charge, upon request, or to request other information about the Fund or to make shareholder inquiries:

By Telephone: 1-888-572-0968


By Mail: DundeeWealth Funds
         C/O PNC Global Investment Servicing (U.S.) Inc.
         P.O. Box 9679
         Providence, RI 02940-9679


By Internet: The Fund makes available the SAI, annual report and semi-annual reports free of charge on the Fund's website at http://www.dundeewealthus.com.


From the SEC: You can also obtain the SAI, as well as other information about DundeeWealth Funds, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-5850). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

DundeeWealth Funds' Investment Company Act registration number is 811-21913.

                                   PROSPECTUS

                                January 31, 2010


                     Smith Group Large Cap Core Growth Fund
                         A SERIES OF DUNDEEWEALTH FUNDS
                       (FORMERLY BHR INSTITUTIONAL FUNDS)


                         CLASS I SHARES (TICKER: BSLGX)
                                 CLASS II SHARES

                               INVESTMENT ADVISER:
                               DundeeWealth US, LP


           The Securities and Exchange Commission (the "SEC") has not
             approved or disapproved these securities or passed upon
                        the adequacy of this prospectus.
            Any representation to the contrary is a criminal offense.

                             About This Prospectus

                                                                            Page


SUMMARY SECTION................................................................1
  Investment Objective.........................................................1
  Fees and Expenses of the Fund................................................1
  Portfolio Turnover...........................................................1
  Principal Investment Strategy................................................2
  Principal Risks of Investing in the Fund.....................................2
  Performance Information .....................................................2
  Investment Adviser...........................................................3
  Investment Sub-Adviser.......................................................3
  Portfolio Managers...........................................................3
  Purchasing, Selling and Exchanging Fund Shares...............................4
  Dividends, Capital Gains, and Taxes..........................................4
  Payments to Broker-Dealers and Other Financial Intermediaries................4
MORE INFORMATION ABOUT THE FUND................................................5
MORE INFORMATION ABOUT RISK....................................................5
MORE INFORMATION ABOUT FUND INVESTMENTS........................................6
INFORMATION ABOUT PORTFOLIO HOLDINGS...........................................6
INVESTMENT ADVISER.............................................................6
INVESTMENT SUB-ADVISER.........................................................7
INVESTMENT TEAM................................................................7
MORE INFORMATION ABOUT PURCHASING, SELLING AND EXCHANGING FUND SHARES..........9
OTHER POLICIES................................................................13
DISTRIBUTION OF FUND SHARES...................................................15
DIVIDENDS AND DISTRIBUTIONS...................................................16
TAXES.........................................................................16
FINANCIAL HIGHLIGHTS..........................................................19
HOW TO OBTAIN MORE INFORMATION ABOUT THE
  DUNDEEWEALTH FUNDS..................................................Back Cover

SMITH GROUP LARGE CAP CORE GROWTH FUND


SUMMARY SECTION

Investment Objective: The investment objective of the Smith Group Large Cap Core Growth Fund (the "Fund") is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
                                             Class I Shares    Class II Shares
--------------------------------------------------------------------------------
Shareholder Fees (fees paid
directly from your investment)
--------------------------------------------------------------------------------
Redemption Fee (charged on any                          2.00%              2.00%
redemption or exchange within 90
days of purchase)
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that you pay each year as
a percentage of the value of your
investment)
--------------------------------------------------------------------------------
Management Fees                                         0.61%              0.61%
--------------------------------------------------------------------------------
Other Expenses                                          1.98%           2.23%(1)
--------------------------------------------------------------------------------
        Shareholder Servicing Fee                       0.00%              0.25%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                    2.59%              2.84%
--------------------------------------------------------------------------------
Fee Waivers and Reimbursements(2)                     (1.80)%            (1.80)%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                    0.79%              1.04%
After Fee Waiver                                        -----              -----
--------------------------------------------------------------------------------


(1) "Other Expenses" for Class II Shares, which had not commenced operations as of the date of this prospectus, are estimated based on Class I Shares for the current fiscal year.


(2) The investment adviser (the "Adviser") has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 0.79% for Class I Shares and 1.04% for Class II Shares until May 28, 2011. If at any point during the three year period ending May 27, 2010, or, separately, if at any point during the three year period commencing May 28, 2010, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent such a recapture does not cause the Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.


Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

--------------------------------------------------------------------------------
                         1 Year        3 Years        5 Years          10 Years
--------------------------------------------------------------------------------
Class I Shares            $81            $573          $1,156           $2,741
--------------------------------------------------------------------------------
Class II Shares           $106           $649          $1,282           $2,989
--------------------------------------------------------------------------------


Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 138.18% of the average value of its portfolio.

Principal Investment Strategy: The Fund invests, under normal market conditions, at least 80% of its assets in U.S. common stocks and other equity securities of large capitalization companies that the Fund's sub-adviser, Smith Asset Management Group, L.P. ("Smith" or the "Sub-Adviser"), believes will have the highest probability of an earnings growth rate that exceeds investor expectations. For the purposes of this Fund, large capitalization companies are defined as companies within the range of the capitalization of companies constituting the Russell 1000(R) Growth Index. As of December 31, 2009, the capitalization range of the Russell 1000(R) Growth Index was between approximately $263 million and $327.7 billion. These securities may be traded over the counter or listed on an exchange.

When selecting investments for the Fund, Smith employs quantitative and qualitative analysis to identify high quality companies that they believe have the ability to accelerate earnings growth and exceed investor expectations. The security selection process consists of three steps. Beginning with a universe of large capitalization stocks, Smith's investment team first conducts a series of risk control and valuation screens designed to eliminate those stocks that are highly volatile or are more likely to underperform the market. Smith considers four primary factors when conducting the risk control and valuation screens. Those factors are: valuation, financial quality, stock volatility and corporate governance.


Stocks that pass the initial screens are then evaluated using a proprietary methodology that attempts to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. In other words, the investment team seeks to identify stocks that are well positioned to benefit from a positive earnings surprise. The process incorporates the following considerations: changes in Wall Street opinions, individual analysts' historical accuracy, earnings quality analysis and corporate governance practices.


The first two screening steps produce a list of eligible companies that are subjected to traditional fundamental analysis to further understand each company's business prospects, earnings potential, strength of management and competitive positioning. The investment team uses the results of this analysis to construct the portfolio for the Fund.

Holdings in the portfolio become candidates for sale if the investment team identifies any negative investment, or performance characteristics. Reasons to sell a stock may include: a negative earnings forecast or report, valuation concerns, company officials downward guidance on company performance or earnings, or announcement of a buyout.


Principal Risks of Investing in the Fund: Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Price volatility is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The Fund is also subject to the risk that its primary market segment, investments in larger, growing companies, may underperform other market segments or the equity markets as a whole. Moreover, the Sub-Adviser's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired result, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to select stocks.

A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends may experience less significant stock price declines during market downturns.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of equity investing.

Performance Information: The bar chart below shows the Fund's performance for each full calendar year since its inception. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. Performance for Class II Shares is not shown because Class II Shares of the Fund had not commenced operations as of the date of this prospectus. The total and average annual total returns differ only to the extent that the classes do not have the same expenses.

                                  [BAR CHART]
                                 2008-> -41.22%
                                 2009-> 10.66%



Best and Worst Quarterly Performance (for the periods reflected in the chart above)


Best Quarter
September 30, 2009                  10.70%

Worst Quarter
December 31, 2008                  (24.56)%

Average Annual Total Return: The table below compares the Fund's average annual total returns for the past calendar year and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA"). The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compared with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.dundeewealthus.com or by calling 1-888-572-0968.



AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009


                                                1 Year         Since Inception*

Before Taxes                                    10.66%         (14.91)%

After Taxes on Distributions                    10.61%         (14.97)%

After Taxes on Distributions and
  Sale of Fund Shares                            7.00%         (12.42)%
--------------------------------------------------------------------------------
S&P 500(R) Index (reflects no
  deductions for fees, expenses or taxes)       26.46%          (9.64)%

-------------------------------------
* Fund's inception date is June 1, 2007.

Investment Adviser: DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.


Investment Sub-Adviser: Smith Asset Management Group, L.P.

Portfolio Managers:


Stephen S. Smith
Chief Executive Officer and Chief Investment Officer,
Smith Asset Management Group, L.P.; 1995 - Present

Royce W. Medlin, CFA
Portfolio Manager, Smith Asset Management Group, L.P.;
2006 - Present, President and Portfolio Manager, Belmont
Wealth Management; 2002 - 2005

John D. Brim, CFA
Portfolio Manager and Chief Compliance Officer, Smith
Asset Management Group, L.P.; 1998 - Present

Purchasing, Selling and Exchanging Fund Shares: To purchase Class I Shares of the Fund for the first time, you must invest at least $100,000. To purchase Class II Shares of the Fund for the first time, you must invest at least $50,000. There is no minimum for subsequent investments.

You may purchase or redeem shares on any day that the New York Stock Exchange ("NYSE") is open for business (a Business Day).

Purchase and Redemption by Mail:

Regular Mail Address:                           Express Mail Address:
DundeeWealth Funds                              DundeeWealth Funds
C/O PNC Global Investment                       C/O PNC Global Investment
Servicing (U.S.) Inc.                           Servicing (U.S.) Inc.
P.O. Box 9679                                   101 Sabin Street
Providence, RI 02940-9679                       Pawtucket, RI 02860-1427


Purchase by Wire: To open an account by wire, first call 1-888-572-0968 for details. To add to an existing account, wire your money using the instructions set forth below (be sure to include the Fund name and your account number):


Wiring Instructions:
PNC Bank, Philadelphia, PA
ABA #031000053
A/C 8611724522
RE: DundeeWealth Funds
REF: Smith Group Large Cap Core Growth Fund
FBO: [Shareholder Name and Account Number]

Redemption Fee: Effective with shares purchased on or after January 28, 2010, the Fund charges a redemption fee for any redemption or exchange within 90 days of purchase of shares of the Fund.

Dividends, Capital Gains, and Taxes: The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Additionally, you will recognize gain or loss when you redeem shares.


Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Number:   120 Class I Shares       CUSIP Number: 265313 106 Class I Shares
               220 Class II Shares                    265313 205 Class II Shares


MORE INFORMATION ABOUT THE FUND

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities. Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Sub-Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Sub-Adviser does, you could lose all or some of your investment in the Fund, just as you could with similar investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Portfolio Composition


The Fund has a policy to invest, under normal circumstances, at least 80% of the value of its "assets" in certain types of investments suggested by its name (the "80% Policy"). This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of this 80% Policy, the term "assets" means net assets plus the amount of borrowings for investment purposes. The Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would be consistent with its 80% Policy.


More Information About Risk

Equity Risk - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as derivative instruments that attempt to track the price movement of equity indices. In general, investments in equity securities and equity derivatives are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Change in Market Capitalization - The Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for the Fund at the time of purchase later falls outside the range, which may occur because of market growth or depreciation, the Fund may continue to hold the security if, in the Sub-Adviser's judgment, the security remains otherwise consistent with the Fund's investment objective and strategies. However, this change could affect the Fund's flexibility in making new investments.

Portfolio Turnover - The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Sub-Adviser determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Sub-Adviser's control. These transactions will increase the Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during the annual measurement period. High turnover rates generally result in higher brokerage costs to the Fund, may result in higher amounts of taxable distribution to Shareholders each year and higher effective tax rates on those distribution amounts, and may reduce the Fund's returns.

More Information About Fund Investments

This prospectus describes the Fund's primary strategies. The Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's SAI (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or in the event of sizeable cash flows into or out of the Fund, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective.

Information About Portfolio Holdings

A complete schedule of the Fund's portfolio holdings, current as of month-end, will be available on the Fund's website at www.dundeewealthus.com no earlier than 10 days, and generally within 60 days, after the end of each calendar month. This information will remain available on the website until the Fund files with the SEC its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI and on the Fund's website.

Investment Adviser


DundeeWealth US, LP (the "Adviser" or "DundeeWealth") serves as the investment adviser to the Fund. The Adviser's principal place of business is 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312. As of December 31, 2009, DundeeWealth had approximately $63.2 million in assets under management. Subject to the Board of Trustees' supervision, DundeeWealth continuously reviews, supervises and administers the Fund's investment programs. DundeeWealth also ensures compliance with the Fund's investment policies and guidelines.

For its services, the Adviser is entitled to a management fee of 0.61% (on an annualized basis), which is calculated daily and paid monthly based on the average daily net assets of the Fund. The Adviser has contractually agreed to waive all or a portion of its fee and reimburse expenses in order to keep total annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) for the Class I Shares and Class II Shares of the Fund from exceeding 0.79% and 1.04% of average daily net assets, respectively until May 28, 2011. If at any point during the three year period ending May 27, 2010 it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may retain the difference between the "Total Annual Operating Expenses" (excluding taxes, extraordinary expenses, brokerage commissions and interest) and 0.79% and 1.04% for the Class I Shares and the Class II Shares of the Fund, to recapture any of its prior waivers or reimbursements. Additionally, if at any point during the three year period commencing May 28, 2010 it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent such a recapture does not cause the Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.


As investment adviser to the Fund, DundeeWealth has responsibility over any Sub-Adviser.

Investment Sub-Adviser


Smith Group Asset Management, L.P. (the "Sub-Adviser" or "Smith") serves as the investment sub-adviser to the Fund. The Sub-Adviser's principal place of business is 100 Crescent Court, Suite 1150, Dallas, TX 75201. Smith makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2009, Smith had over $3.1 billion in assets under management. For its services, the Sub-Adviser is paid a fee by the Adviser.


A discussion regarding the basis for the Board of Trustees approving the investment management agreement and sub-advisory agreement is available in the Fund's semi-annual report to shareholders for the period ending March 31, 2009.

Investment Team


The Fund is managed by a team of investment professionals headed by Stephen S. Smith. Although Mr. Smith is primarily responsible for making investment decisions for the Fund, all members of the investment team, regardless of title, play an integral part in generating investment ideas and are involved in making securities recommendations for the Fund. The members of the Fund's management team are listed below.

Stephen S. Smith
Chief Executive Officer and Chief Investment Officer, Smith Asset Management Group, L.P.; 1995 - Present
MBA - University of Alabama
BS Industrial Engineering - University of Alabama
Chartered Financial Analyst (CFA) awarded in 1981.
Member of the CFA Institute and the Dallas Society of Financial Analysts.

John D. Brim, CFA
Portfolio Manager and Chief Compliance Officer, Smith Asset Management Group, L.P.; 1998 - Present
BS Economics - Texas A&M University
Chartered Financial Analyst (CFA) awarded in 1998.
Member of the CFA Institute and the CFA Society of Dallas-Ft. Worth.

Royce W. Medlin, CFA
Portfolio Manager, Smith Asset Management Group, L.P.; 2006 - Present President and Portfolio Manager, Belmont Wealth Management; 2002 - 2005 BS International Trade - Texas Tech University
MBA - Texas Christian University
Chartered Financial Analyst (CFA) awarded in 1994.
Member of the CFA Institute.


The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

More Information About Purchasing, Selling and Exchanging Fund Shares


This section tells you how to purchase, sell (sometimes called "redeem") and exchange DundeeWealth Fund shares.


Class I Shares of the Fund are for certain individual investors and institutional investors investing for their own or their customers' accounts. Class II Shares of the Fund are for investments made through financial institutions or intermediaries.

How to Purchase Fund Shares


To purchase shares directly from the Fund, complete and send in an application. If you need an application or have questions, please call 1-888-572-0968. There are no sales charges when you purchase shares of the DundeeWealth Funds.

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept third-party checks or credit card purchases. The Fund may accept initial investments of amounts smaller than the minimum initial investment at its discretion.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.


The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Market Timing Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

General Information


Shares cannot be purchased or redeemed by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order.

The Fund calculates the NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). For you to receive the current Business Day's NAV, the Fund or a designated intermediary must receive your purchase order in proper form before 4:00 p.m., Eastern Time. Proper form requires that the purchaser provide a completed and signed account application, including the purchaser's name, street address, tax identification number, and other identification required by law or regulation. You may be required to provide photo identification such as a driver's license or passport, and a representative of the Fund may telephone you to verify information you have provided. If you do not provide the required information, or if the Fund's representatives are unable to verify your identity, the Fund reserves the right to close your account or take such other steps as deemed reasonable. If the NYSE closes early - such as on days in advance of certain generally observed holidays
- the Fund reserves the right to calculate the NAV as of the earlier closing time.


How the Fund Calculates NAV


The NAV for a Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating the NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.


Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

Fair value prices for foreign equity securities may be provided by an independent fair value service in accordance with the fair value methods approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet established criteria for the Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange or otherwise in accordance with its fair value procedures.

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-888-572-0968. To redeem your shares by phone you must select telephone privileges when you open your account.

When selling shares by mail, your letter must include your name, the name of the Fund and account number and the amount of your request. All owners of the account must sign the letter. All proceeds will be wired to your pre-designated bank account or sent by check to the address of record.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to have your sale proceeds sent to a third party or an address other than your own, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP") and New York Stock Exchange, Inc. Medallion Signature Program ("MSP"). Signature guarantees that are not part of these programs will not be accepted. You must indicate the Fund name and class, your account number and your name.

In addition, you will need to provide a medallion signature guarantee for wire redemptions made within 30 days of changing your bank account information and for check redemptions made within 30 days of changing your mailing address. A medallion signature guarantee is a formal certification offered by firms participating in the Medallion STAMP Program that guarantees a signature is original and authentic.

The sale price of each share will be the NAV next determined after the Fund (or an authorized broker) receives your request.

Receiving Your Money

Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (or for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). If your shares are redeemed in kind, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them. The Fund may also redeem in kind to discourage short-term trading of shares.

Involuntary Redemptions of Your Shares

If your account balance drops below $25,000 because of redemptions you may be required to sell your shares. The Fund will provide you at least 30 days written notice to give you sufficient time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

How to Exchange Your Shares


You may exchange your shares for the same share class of another DundeeWealth Fund on any Business Day by contacting the Fund directly by mail or telephone by calling 1-888-572-0968. This exchange privilege may be changed or canceled at any time upon 60 days written notice.


The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund's policy on excessive trading, see "Market Timing Policies and Procedures."

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.


The Fund charges a redemption fee for any exchange within 90 days of purchase of such shares. See "Redemption Fee" for more information.

You may exchange Class I Shares of the Fund for Class I Shares of any other DundeeWealth Fund. You may exchange Class II Shares of the Fund for Class II Shares of any other DundeeWealth Fund.


Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Other Policies

Market Timing Policies and Procedures

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Frequent trading by certain shareholders may dilute the value of Fund shares held by other shareholders, particularly with respect to securities that trade in lower volumes. In addition, because frequent trading may cause the Fund to attempt to maintain higher cash positions, changes to the Fund's holdings in response to frequent trading may impact the market prices of such relatively thinly traded securities held by the Fund.

The Fund will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board of Trustees. For purposes of applying these policies, the Fund may consider the trading history of accounts under common ownership or control. As these policies and procedures are currently applied:

      o Shareholders are restricted from making more than 5 "round trips" into or out of the Fund in any calendar year. If a shareholder exceeds this amount, the Fund may, at its discretion, reject any additional purchase or exchange orders. The Fund defines a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund.

      o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund seeks to apply these policies to the best of its ability uniformly and in a manner it believes is consistent with the interests of the Fund's long-term shareholders. Purchases and redemptions made through the Fund's Systematic Investment/Withdrawal Plans are exempt from these policies.

Although these policies are designed to deter frequent trading, none of these measures alone, nor all of them taken together, eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund and its service providers may, in certain circumstances, request access to information about individual shareholder transactions made through such omnibus arrangements. However, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares) or otherwise, and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

Redemption Fee

Effective with shares purchased on or after January 28, 2010, the Board of Trustees has approved a short-term redemption fee of 2% for any redemption or exchange within 90 days of purchase of shares of the Fund.

The redemption fee will be calculated as a percentage of the net asset value of total redemption proceeds. Those shares held the longest will be treated as being redeemed first. The fee will be paid directly to the Fund from which the shares are redeemed or exchanged and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund.

The redemption fee may not apply in certain circumstances including the death or disability of a shareholder, shares purchased through reinvested dividends or capital gains, required minimum distributions from any retirement account, systematic investment/withdrawal plan transactions, and periodic rebalancing pursuant to a bona fide asset allocation strategy. Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. Omnibus accounts include multiple investors and such accounts typically provide the funds with a net purchase or redemption request on any given day where the purchases and redemptions of fund shares by the investors are netted against one another. Although, as discussed above, the Fund and its service providers may, in certain circumstances, request access to information about individual shareholder transactions made through such omnibus arrangements, the identities of individual investors whose purchase and redemption orders are aggregated are not generally known by the Fund. If a financial intermediary fails to enforce the Fund's market timing policies or redemption fee, the Fund may take certain actions, including terminating the relationship.


Customer Identification and Verification

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify a customer's identity. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is not provided within a timeframe established in the sole discretion of the Fund, your account will be "frozen" with respect to additional purchases.

Upon receipt of your application in proper form, your investment will be accepted and your order will be processed at the NAV per share next-determined.

However, the Fund reserves the right to close your account at the then-current day's price if the Fund is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund cannot verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan (the "Service Plan") that allows Class II Shares of the Fund to pay service fees to firms that provide shareholder services ("Service Providers"). Under the Service Plan, if a Service Provider provides shareholder services, including responding to shareholder inquiries and assisting shareholders with their accounts, the Fund may pay shareholder service fees to the Service Provider at an annual rate not to exceed 0.25% of its Class II Shares' average daily net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.


Purchase Through Financial Institutions

The Adviser and the Sub-Adviser and/or their affiliates are permitted to make payments relating to sales, servicing and sales support activities out of their profits or other sources available to them (and not as an additional charge to the Fund). The Adviser and the Sub-Adviser and/or their affiliates may pay affiliated and unaffiliated service organizations compensation for the sale and distribution of shares of the Fund or for other services to the Fund and shareholders. These payments ("Additional Payments") would be in addition to Fund payments described in this prospectus and may, without limitation, be a fixed dollar amount, may be based on the number of customer accounts maintained by the service organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the service organization. The aggregate amount of Additional Payments may be substantial. The Additional Payments include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a service organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your service organization for details about Additional Payments it may receive. For more information on Additional Payments, see the SAI. The Adviser and Sub-Adviser do not direct portfolio transactions to broker-dealers in exchange for sales of Fund shares or to receive preferential marketing treatment. The Fund may reimburse the Adviser for Additional Payments.


Distribution of Fund Shares


Foreside Fund Services, LLC (the " Distributor") serves as principal underwriter to the Trust pursuant to a Distribution Agreement.

Dividends and Distributions

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and foreign tax consequences relevant to your specific situation.

Distributions

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). In general, the Fund's distributions will be taxable to you for federal, state and local income tax purposes. Distributions are taxable whether they are received in cash or reinvested in Fund shares. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to any excess of net long-term capital gains of the Fund over net short-term capital losses generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares.

Under current provisions of the Internal Revenue Code (the "Code"), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate of 15%, as long as certain other requirements are met. The amount of the Fund's distributions that qualify for this favorable tax treatment may be reduced as a result of the Fund's securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or "non-qualified" foreign corporations. For these lower rates to apply to Fund distributions, you must have owned your Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date. These lower rates are currently scheduled to sunset after 2010.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid on December 31.

A percentage of the Fund's dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of the Fund's securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

You should note that if you purchase shares of the Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as "buying into a dividend."

Sales and Exchanges


You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange of your class of shares for the same class of shares of another DundeeWealth Fund, in an amount equal to the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund, within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.


IRAs and Other Tax-Qualified Plans

The one major exception to the tax principles described above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding

The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders

For nonresident aliens, foreign corporations and other foreign investors, Fund distributions attributable to net long-term capital gains in the Fund will generally be exempt from U.S. tax, but all other Fund distributions will generally be subject to a 30% withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder's country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares in the Funds.

Different U.S. tax rules apply to a foreign shareholder, however, if an investment in the Fund is connected to a trade or business of the shareholder in the United States or the shareholder is present in the United States for 183 days or more in a year.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Fund.

State and Local Taxes

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities.

Your investment in the Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Fund. This short summary is not intended as a substitute for careful tax planning. Additional tax information is provided in the Fund's SAI.

Financial Highlights


The following financial highlights are intended to help you understand the Fund's financial performance since inception. The table that follows presents performance information about Class I Shares of the Fund. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund. The information has been audited by Briggs, Bunting, & Dougherty, LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available, without charge, upon request. Effective for the fiscal year ending September 30, 2010, the Trust's new independent registered public accounting firm is PricewaterhouseCoopers LLP. Class II Shares of the Fund have not commenced operations as of the date of this prospectus, and therefore no financial highlights information is presented.


SMITH GROUP LARGE CAP CORE GROWTH FUND - CLASS I SHARES
For a Fund Share Outstanding Throughout Each Period


-------------------------------------------------------------------------------------------------------------------
                                                         For the fiscal      For the fiscal          For the fiscal
                                                             year ended          year ended            period ended
                                                     September 30, 2009  September 30, 2008   September 30, 2007(1)
                                                     ------------------  ------------------   ---------------------
Net Asset Value - Beginning of Period                             $7.87              $10.31           $10.00
Income (Loss) from Investment Operations:
Net investment income                                             0.02(2)             0.02(2)           0.01
Net realized and unrealized gain (loss) on
investments                                                      (1.56)              (2.43)             0.30
                                                                                     ------             ----
Total from investment operations                                 (1.54)              (2.41)             0.31
                                                                                     ------             ----

Less Distributions:
From net investment income                                       (0.02)              (0.03)               --
                                                                                     ======               ==
Total distributions                                              (0.02)              (0.03)               --
                                                                                     ======               ==

Net Asset Value - End of Period                                   $6.31               $7.87           $10.31
                                                                                      =====           ======

Total Return                                                   (19.59)%            (23.46)%           3.10%*

Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000's)                            $26,880             $29,548          $15,405
Operating expenses:
     Before expense reimbursement/waiver                          2.59%               2.59%          7.82%**
     After expense reimbursement/waiver                           0.79%               0.79%          0.79%**
Net investment income                                             0.35%               0.20%          0.79%**
Portfolio turnover rate                                         138.18%             112.00%          11.99%*

(1)   The Fund's inception date is June 1, 2007.

(2) Calculated based on the average number of shares outstanding during the period.

*     Non-Annualized.

**    Annualized.

                               DUNDEEWEALTH FUNDS
                       (FORMERLY BHR INSTITUTIONAL FUNDS)


Investment Adviser                          Legal Counsel

DundeeWealth US, LP                         Drinker Biddle & Reath LLP
1160 West Swedesford Road                   One Logan Square
Suite 140                                   18th and Cherry Streets
Berwyn, PA 19312                            Philadelphia, PA 19103


Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME  04101



More information about the Fund is available without charge through the following:


Statement of Additional Information (SAI): The SAI includes detailed information about the Fund and DundeeWealth Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


Annual and Semi-Annual Reports: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain an SAI, annual or semi-annual report, without charge, upon request, or to request other information about the Fund or to make shareholder inquiries:

By Telephone:     1-888-572-0968


By Mail:          DundeeWealth Funds
                  c/o PNC Global Investment Servicing (U.S.) Inc.
                  P.O. Box 9679
                  Providence, RI 02940-9679


By Internet: The Fund makes available the SAI, annual report and semi-annual reports free of charge on the Fund's website at http://www.dundeewealthus.com.


From the SEC: You can also obtain the SAI, as well as other information about DundeeWealth Funds, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-5850). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

DundeeWealth Funds' Investment Company Act registration number is 811-21913.

                       STATEMENT OF ADDITIONAL INFORMATION


              Dynamic Energy Fund (Class I Ticker: DWGEX; Class II)
          Dynamic Energy Income Fund (Class I Ticker: DWEIX; Class II)
          Dynamic Global Growth Fund (Class I Ticker: DWGGX; Class II)
         Dynamic Growth Navigator Fund (Class I Ticker: DWGNX; Class II)
          Dynamic Infrastructure Fund (Class I Ticker: DWGIX; Class II)
        Dynamic Natural Resources Fund (Class I Ticker: DWNRX; Class II)
       Dynamic Contrarian Advantage Fund (Class I Ticker: DWGVX; Class II)
            Dynamic Discovery Fund (Class I Ticker: DWGDX; Class II)
      Dynamic Gold & Precious Metals Fund (Class I Ticker: DWGOX; Class II)
       Dynamic North American Value Fund (Class I Ticker: DWNVX; Class II)
           Dynamic U.S. Growth Fund (Class I Ticker: DWUGX ; Class II)
            Dynamic U.S. Value Fund (Class I Ticker: DWUVX; Class II)


                       each a series of DUNDEEWEALTH FUNDS
                       (formerly BHR INSTITUTIONAL FUNDS)


                                January 31, 2010

                               Investment Adviser:
                       DUNDEEWEALTH US, LP (the "Adviser")

                                  Sub-Adviser:
                 GOODMAN & COMPANY NY, LTD. (the "Sub-Adviser")



This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of the DundeeWealth Funds (formerly BHR Institutional Funds) (the "Trust"), the Dynamic Energy Fund (the "Energy Fund"), Dynamic Energy Income Fund (the "Energy Income Fund"), Dynamic Global Growth Fund (the "Global Growth Fund"), Dynamic Growth Navigator Fund (the "Growth Navigator Fund"), Dynamic Infrastructure Fund (the "Infrastructure Fund"), Dynamic Natural Resources Fund (the "Natural Resources Fund"), Dynamic Contrarian Advantage Fund (the "Contrarian Advantage Fund"), Dynamic Discovery Fund (the "Discovery Fund"), Dynamic Gold & Precious Metals Fund (the "Gold & Precious Metals Fund"), Dynamic North American Value Fund (the "North American Value Fund"), Dynamic U.S. Growth Fund (the "U.S. Growth Fund") and Dynamic U.S. Value Fund (the "U.S. Value Fund") (each, a "Fund" and, together, the "Funds"). This SAI should be read in conjunction with the Funds' prospectus dated January 31, 2010 and Annual Report dated September 30, 2009. A copy of the prospectus and Annual Report may be obtained by calling 1-888-572-0968 or on the Trust's website at www.dundeewealthus.com. The financial statements and the notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein.

                                TABLE OF CONTENTS
                                -----------------


THE TRUST....................................................................S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES..............S-1
DESCRIPTION OF PERMITTED INVESTMENTS.........................................S-4
INVESTMENT LIMITATIONS......................................................S-15
ADVISER.....................................................................S-17
SUB-ADVISER.................................................................S-20
SHAREHOLDER SERVICING.......................................................S-26
ADMINISTRATOR...............................................................S-26
DISTRIBUTOR.................................................................S-26
PAYMENTS TO FINANCIAL INSTITUTIONS..........................................S-27
TRANSFER AGENT..............................................................S-28
CUSTODIAN...................................................................S-28
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................S-28
LEGAL COUNSEL...............................................................S-28
TRUSTEES AND OFFICERS OF THE TRUST..........................................S-28
PRINCIPAL SHAREHOLDERS......................................................S-34
PURCHASING AND REDEEMING SHARES.............................................S-35
DETERMINATION OF NET ASSET VALUE............................................S-35
TAXES.......................................................................S-36
FUND TRANSACTIONS...........................................................S-38
PORTFOLIO HOLDINGS..........................................................S-40
DESCRIPTION OF SHARES.......................................................S-40
SHAREHOLDER LIABILITY.......................................................S-41
DIVIDEND RIGHTS.............................................................S-41
LIMITATION OF TRUSTEES' LIABILITY...........................................S-41
PROXY VOTING................................................................S-41
CODE OF ETHICS..............................................................S-41
FINANCIAL STATEMENTS........................................................S-42
APPENDIX A -RATINGS..........................................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES............................B-1

THE TRUST

General. The Trust is an open-end investment management company established under Delaware law as a Delaware statutory trust under an Agreement and Declaration of Trust (the "Declaration of Trust") dated June 2, 2006, as the same may be amended from time to time. The Declaration of Trust permits the Trust to offer separate series ("funds") of units of beneficial interest ("shares") and separate classes of shares within each fund. The Trust reserves the right to create and issue shares of additional funds. Each fund, including each of the Funds, is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The Trust pays, without limitation, its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) other expenses, including audit and legal expenses. Expenses attributable to a specific fund and/or share class shall be payable solely out of the assets of that fund and/or share class. Expenses not attributable to a specific fund and/or share class are allocated across all of the funds on the basis of relative net assets. This SAI relates only to the Funds and not to any other funds of the Trust.

Voting Rights. Each share held entitles the shareholder of record to one vote. Each Fund will vote separately on matters relating solely to it. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate each Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Funds' respective investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

Dynamic Energy Fund. The Fund seeks long-term growth of capital. This goal is not fundamental and may be changed by the Fund upon 60 days' prior notice to shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in securities of energy and alternative energy companies located in the U.S. and foreign countries which are involved in the exploration, research, development, production and distribution of a broad range of non-renewable and renewable energy sources as described in the prospectus. Consistent with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names ("Rule 35d-1"), the Fund has adopted a "non-fundamental" policy to invest at least 80% of its assets plus the amount of any borrowings for investment purposes, under normal circumstances in securities of energy and alternative energy companies. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.

Dynamic Energy Income Fund. The Fund seeks high income and long-term growth of capital. This goal is not fundamental and may be changed by the Fund upon 60 days' prior notice to shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "non-diversified" investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in equity securities of U.S. and foreign energy and utility companies as described in the prospectus. Consistent with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names ("Rule 35d-1"), the Fund has adopted a "non-fundamental" policy to invest at least 80% of its assets plus the amount of any borrowings for investment purposes, under normal circumstances in equity securities of energy and utility companies. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.

Dynamic Global Growth Fund. The Fund seeks long term capital appreciation. This goal is not fundamental and may be changed by the Fund upon 60 days' prior notice to shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "non-diversified" investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in equity securities of U.S. and foreign companies chosen according to a growth oriented investment approach as described in the prospectus.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.

Dynamic Growth Navigator Fund. The Fund seeks long term capital appreciation. This goal is not fundamental and may be changed by the Fund upon 60 days' prior notice to shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in equity securities of businesses located in the U.S. and around the world chosen according to a growth investment approach, as described in the prospectus.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.

Dynamic Infrastructure Fund. The Fund seeks long term capital appreciation. This goal is not fundamental and may be changed by the Fund upon 60 days' prior notice to shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in securities of infrastructure companies located in the U.S and foreign countries as described in the prospectus. Consistent with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names ("Rule 35d-1"), the Fund has adopted a "non-fundamental" policy to invest at least 80% of its assets plus the amount of any borrowings for investment purposes, under normal circumstances in securities of publicly traded companies that hold infrastructure assets directly, as well as companies that own or manage infrastructure projects, or that are involved in the construction, development or maintenance of infrastructure assets. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.

Dynamic Natural Resources Fund. The Fund seeks long term capital appreciation. This goal is not fundamental and may be changed by the Fund upon 60 days' prior notice to shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "non-diversified" investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in securities of companies located in the U.S. and foreign countries which are involved generally in resource-based activities as described in the prospectus. Consistent with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names ("Rule 35d-1"), the Fund has adopted a "non-fundamental" policy to invest at least 80% of its assets plus the amount of any borrowings for investment purposes, under normal circumstances in securities of companies which are involved primarily in resource-based activities and in instruments that derive their value from the value of natural resources. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.

Dynamic Contrarian Advantage Fund. The Fund seeks long term capital appreciation. This goal is not fundamental and may be changed by the Fund upon 60 days' prior notice to shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in equity securities of U.S. and foreign companies chosen using a value oriented investment approach as described in the prospectus.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.

Dynamic Discovery Fund. The Fund seeks long term capital appreciation. This goal is not fundamental and may be changed by the Fund upon 60 days' prior notice to shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in equity securities of domestic and foreign companies, including common shares and preferred shares as described in the prospectus.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.

Dynamic Gold & Precious Metals Fund. The Fund seeks long term capital appreciation. This goal is not fundamental and may be changed by the Fund upon 60 days' prior notice to shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "non-diversified" investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in securities of companies which are engaged generally in precious metals activities as described in the prospectus. Consistent with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names ("Rule 35d-1"), the Fund has adopted a "non-fundamental" policy to invest at least 80% of its assets plus the amount of any borrowings for investment purposes, under normal circumstances in securities of companies which are engaged primarily in activities related to gold and various precious metals, including exploration, mining, development, fabrication, processing or distribution, in instruments that derive their value from the value of precious metals and in gold, silver, platinum and palladium in the form of bullion, coins and storage receipts. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.

Dynamic North American Value Fund. The Fund seeks long term capital appreciation. This goal is not fundamental and may be changed by the Fund upon 60 days' prior notice to shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in securities of companies located in the U.S and Canada as described in the prospectus. Consistent with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names ("Rule 35d-1"), the Fund has adopted a "non-fundamental" policy to invest at least 80% of its assets plus the amount of any borrowings for investment purposes, under normal circumstances in securities of companies located in the U.S and Canada. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.

Dynamic U.S. Growth Fund. The Fund seeks long term capital appreciation. This goal is not fundamental and may be changed by the Fund upon 60 days' prior notice to shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "non-diversified" investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in securities of U.S. companies as described in the prospectus. Consistent with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names ("Rule 35d-1"), the Fund has adopted a "non-fundamental" policy to invest at least 80% of its assets plus the amount of any borrowings for investment purposes, under normal circumstances in equity securities of U.S. companies chosen according to a growth oriented investment approach. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.

Dynamic U.S. Value Fund. The Fund seeks long term capital appreciation through value investing. This goal is not fundamental and may be changed by the Fund upon 60 days' prior notice to shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in securities of U.S. companies as described in the prospectus. Consistent with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names ("Rule 35d-1"), the Fund has adopted a "non-fundamental" policy to invest at least 80% of its assets plus the amount of any borrowings for investment purposes, under normal circumstances in equity securities of U.S. companies chosen according to a value oriented investment approach. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.


Portfolio Turnover Rate. Portfolio turnover rate is defined under Securities and Exchange Commission (the "SEC") regulations as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.


DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the "Additional Information About Investment Objectives and Policies" section and the associated risk factors. Each Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with that Fund's investment objective and permitted by the Fund's stated investment policies. Unless otherwise noted, the following investments are non-principal investments of the Funds.

American Depositary Receipts (ADRs). ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.


Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Equity Securities. As part of their principal investment strategies, the Funds invest in equity securities, primarily in the form of common stocks. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock and investments in income trust units. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of a Fund to fluctuate. The Funds purchase equity securities on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o Income Trusts - Despite the potential for attractive regular payments, income trust units are equity investments, not fixed income securities, and they share many of the risks inherent in stock ownership. In addition, an income trust may lack diversification, as such trusts are primarily invested in oil and gas, pipelines, and other infrastructure; potential growth may be sacrificed because revenue is passed on to security holders, rather than reinvested in the business. Income trusts do not guarantee minimum distributions or even return of capital; therefore, if the business starts to lose money, the trust can reduce or even eliminate distributions.

      Income trusts are structured to avoid taxes at the entity level. In a traditional corporate tax structure, net income is taxed at the corporate level and again as dividends in the hands of the investor. An income trust generally pays no Canadian tax on earnings distributed directly to the security holders (but see reference below to potential future tax) and, if properly structured, should not be subject to U.S. Federal income tax. This flow-through structure means that the distributions to income trust investors are generally higher than dividends from an equivalent corporate entity.

      The tax structure of Canadian income trusts, which allows income to flow through to investors and be taxed only at the investor level, could be challenged under existing laws, or the tax laws could change. For example, on October 31, 2006, the Canadian Finance Minister announced plans to introduce a tax on Canadian income trusts, which plans were implemented in the Canadian federal budget for the 2007-2008 fiscal year introduced on March 19, 2007; that announcement resulted in a sell-off on Toronto markets of income trusts' (especially oil and gas trusts') shares.

o Small and Medium Capitalization Issuers. To the extent consistent with their principal investment strategies, the Funds may invest in small and medium capitalization issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Foreign Securities. The Funds may invest in foreign securities. Investments in foreign securities denominated in foreign currencies and/or traded outside of the United States require consideration of certain risks typically not associated with investing in U.S. securities or property. Such risks include, among other things, trade balances and imbalances and related economic policies, unfavorable currency exchange rate fluctuations, imposition of exchange control regulation by the United States or foreign governments, United States and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, political difficulties, including expropriation of assets, confiscatory taxation and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the United States and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of United States' companies. Securities markets outside the United States, while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices more volatile than securities of comparable United States' companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. There also may be less extensive regulation of the securities markets in particular countries than in the United States.

The Funds may also invest in emerging market countries. Developing countries may impose restrictions on the Fund's ability to repatriate investment income or capital. Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, the Fund and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Money Market Securities. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments (the types of which are discussed below) that would not ordinarily be consistent with the Fund's objectives. For purposes of these policies, money market securities include (i) short-term U.S. government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury;
(ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser or Sub-Adviser to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below. For a description of ratings, see Appendix A to this SAI.

U.S. Government Securities. Examples of types of U.S. government obligations in which the Funds may invest include U.S. Treasury obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

      o U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

      o Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts are sold as zero coupon securities.

      o U.S. Government Zero Coupon Securities. STRIPS are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

      o U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of a Fund's shares.

There is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although the issuers of many U.S. Government agency obligations purchased by the Fund, such as Fannie Mae, Freddie Mac and Federal Home Loan Banks, may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government agency obligations held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.


In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency ("FHFA") announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA. The effect that this conservatorship will have on Fannie Mae and Freddie Mac's debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.


Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

      o Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

      o Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

      o Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Repurchase Agreements. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's net assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser or Sub-Adviser, liquidity or other considerations so warrant.

Securities of Other Investment Companies. Securities of other investment companies, including shares of exchange-traded funds, closed-end investment companies, unit investment trusts, open-end investment companies and real estate investment trusts, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which a Fund can invest in securities of other investment companies. A Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (i) the Fund owns more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (iii) securities issued by all investment companies represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act, rule, or SEC staff interpretations thereunder.

Investment Trusts. The Funds may invest in real estate, royalty, income and other Canadian investment trusts which are investment vehicles in the form of trusts rather than corporations. To the extent that claims, whether in contract, in tort or as a result of tax or statutory liability, against an investment trust are not satisfied by the trust, investors in the investment trust, including a Fund if it invested in such investment trust, could be held liable for such obligations. Investment trusts generally seek to make this risk remote in the case of contract by including provisions in their agreements that the obligations of the investment trusts will not be binding on investors personally. However, investment trusts could still have exposure to damage claims such as personal injury and environmental claims.

Certain jurisdictions have enacted legislation to protect investors in investment trusts from the possibility of such liability. Investors in most Canadian investment trusts have been placed on the same footing as shareholders of Canadian corporations which receive the protection of statutorily mandated limited liability in several provincial jurisdictions. Alberta became the first province to enact limited liability legislation for unitholders of publicly traded investment trusts with the passing into law of the Income Trusts Liability Act, 2004 which came into force on July 1, 2004. Ontario followed with similar legislation, the Trust Beneficiaries' Liability Act, 2004, which came into force on December 16, 2004. Manitoba enacted The Investment Trust Unitholders' Protection Act which came into force on June 16, 2005. British Columbia enacted the Income Trust Liability Act which came into force on March 30, 2006. Quebec has offered similar protection to unitholders of investment trusts since 1994. However, the extent to which a Fund remains at risk for the obligations of investment trusts ultimately depends on the local laws of the jurisdictions where the Fund invests in investment trusts.

On October 31, 2006, the Minister of Finance (Canada) announced a proposal to apply a "distribution tax" on distributions of publicly traded income trusts and partnerships (the "October 31 Proposal"). The "distribution tax" would apply to publicly traded income trusts and partnerships existing on October 31, 2006 beginning in their 2011 taxation year. On June 22, 2007 the Income Tax Act (Canada) (the "Tax Act") was amended in accordance with the October 31 Proposal. Accordingly, publicly traded income trusts and partnerships are required to pay tax on distributions to its securityholders thereby reducing the amount available for distributions to such securityholders, including to any of the Funds that hold such securities. No assurance may be given that further review of the tax treatment of investment trusts and other flow-through entities will not be undertaken or that Canadian federal income tax law respecting investment trusts and other flow-through entities will not be changed in a manner that adversely affects the Funds and their securityholders.

Futures and Options on Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or commodity at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Each Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Funds may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Funds, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, a Fund may maintain with its custodian bank, a segregated account consisting of cash or liquid securities (i) equal to the contracts' full notional value (in the case of contracts that are not required to "cash settle") or (ii) in amounts (marked-to-market on a daily basis) that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act, the rules, and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which a Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

Each Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain cash or liquid securities in a segregated account equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

Each Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain cash or liquid securities in a segregated account equal in value to the difference between the strike price of the call and the price of the futures contract. Each Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. Each Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (i) the success of a hedging strategy may depend on the Adviser's or Sub-Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures, (iii) there may not be a liquid secondary market for a futures contract or option, (iv) trading restrictions or limitations may be imposed by an exchange, and (v) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Funds' exposure to price fluctuations, while others tend to increase its market exposure.

Forward Contracts. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and "cash" trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Adviser or Sub-Adviser due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Adviser or Sub-Adviser would otherwise recommend, to the possible detriment of a Fund. Neither the CFTC nor banking authorities regulate forward currency through banks. In respect of such trading, a Fund is subject to the risk of bank failure or the inability or refusal by a bank to perform with respect to such contracts. Market illiquidity or disruption could result in major losses to a Fund.

Options. Each Fund may trade and write put and call options on securities, securities indices and currencies, as the Sub-Adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations. See "Investment Limitations." A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, each Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

Each Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of a Fund's securities or by a decrease in the cost of acquisition of securities by a Fund.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

Each Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets), without limitation, to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

Each Fund may write covered call options on securities as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price which may be in excess of the market value of such securities.

Each Fund may purchase and write options, without limitation, on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to fair value procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, each Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the Adviser and/or Sub-Adviser determines the liquidity of each Fund's investments. In determining the liquidity of a Fund's investments, the Adviser may consider various factors, including (i) the frequency and volume of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). Each Fund will not invest more than 15% of its net assets in illiquid securities.

Restricted Securities. Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act"), or an exemption from registration. As consistent with each Fund's investment objectives, each Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Lending of Portfolio Securities. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of each Fund (including the loan collateral). Each Fund will not lend portfolio securities to the Adviser, Sub-Adviser or their respective affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

Each Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, each Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Any securities lending activity in which the Fund may engage will be undertaken pursuant to Board approved procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Short Sales. As consistent with each Fund's investment objectives, each Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short position.

Borrowing. The Funds may borrow money from a bank equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risks that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

Initial Public Offerings ("IPOs"). The Sub-Adviser generally attempts to allocate IPOs on a pro rata basis. However, due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, pro rata allocation may not always be possible. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. As a Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. This may increase the turnover of a Fund's portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. By selling shares of an IPO, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.


Special Note Regarding Market Events. Events in the financial sector over the past year have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Funds' investments. It is uncertain how long these conditions will continue.

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude a Fund's ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds' holdings.


INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental policies of the Funds that cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

Each of the Funds, except the Energy Income Fund, Global Growth Fund, the U.S. Growth Fund, the Natural Resources Fund and the Gold & Precious Metals Fund, may not:

1. With respect to 75% of the Fund's assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities, except that under normal market conditions: (a) the Energy Fund will invest 25% or more of its total assets in companies in energy and energy-related industries; and (b) the Infrastructure Fund will invest 25% or more of its total assets in companies in infrastructure and infrastructure-related industries.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. With respect to the restriction under number 3 above, the Funds may borrow money from banks as permitted under the 1940 Act.

The Energy Income Fund, Global Growth Fund, the U.S. Growth Fund and the Natural Resources Fund may not:

1. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities, except that under normal market conditions: (a) the Energy Income Fund will invest 25% or more of its total assets in companies in energy and energy-related industries, and (b) the Natural Resources Fund will invest 25% or more of its total assets in companies involved in resource-based industries.

2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

5. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. With respect to the restriction under number 2 above, the Funds may borrow money from banks as permitted under the 1940 Act.

The Gold & Precious Metals Fund may not:

1. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities, except that, under normal market conditions, the Fund will invest more than 25% of its net assets in the securities issued by companies engaged generally in precious metals activities and in instruments that derive their value from the value of precious metals.

2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4. Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5. Purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time;

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. With respect to the restriction under number 3 above, the Funds may borrow money from banks as permitted under the 1940 Act.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees without shareholder approval.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing; provided that, such pledging, mortgaging or hypothecation does not exceed 5% of a Fund's total assets.

2. Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts;
(iii) make short sales "against the box"; and (iv) make short sales in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities. The 15% limitation on investments in illiquid securities applies both at the time of initial purchase and while the Fund holds such securities.

6. Enter into futures contracts and options on futures contracts except as permitted by the prospectus and in this SAI.

ADVISER


General. DundeeWealth US, LP is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser was established in 2006 and offers investment management services for investment companies. The Adviser is controlled by 2178991 Ontario Inc., a wholly-owned subsidiary of DundeeWealth Inc. ("DundeeWealth"). DundeeWealth is a Canadian owned, Toronto Stock Exchange ("TSX") listed, wealth management company that creates and provides investment solutions as well as capital markets and advisory services for financial advisers, institutions, corporations and foundations.

Advisory Agreement with the Trust. The Trust and the Adviser have entered into an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the Investment Adviser for the Funds and continuously reviews, supervises and administers the respective investment programs of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. The Adviser has selected and monitors the Sub-Adviser who makes investment decisions for the Funds. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was approved for a term ending November 11, 2010 at the November 11, 2008 Board of Trustees meeting. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to each Fund, by a majority of the outstanding shares of the Fund, on not less than 60-days' written notice. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates of the Funds' average daily net assets:


      Fund                                          Average Daily Net Assets
      ----                                          ------------------------

      Energy Fund                                           0.95%

      Energy Income Fund                                    0.95%

      Global Growth Fund                                    0.85%

      Growth Navigator Fund                                 0.95%

      Infrastructure Fund                                   0.95%

      Natural Resources Fund                                0.95%

      Contrarian Advantage Fund                             0.85%

      Discovery Fund                                        0.95%

      Gold & Precious Metals Fund                           0.95%

      North American Value Fund                             0.85%

      U.S. Growth Fund                                      0.75%

      U.S. Value Fund                                       0.75%

The Adviser has contractually agreed to waive all or a portion of its fee and reimburse expenses in order to keep total annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) for the Class I Shares and Class II Shares of each of the Funds from exceeding the following annual percentage rates of their average daily net assets until March 13, 2012:

                                                Average Daily Net Assets

      Fund                                    Class I               Class II
      ----                                    -------               --------

      Energy Fund                              1.25%                 1.50%

      Energy Income Fund                       1.15%                 1.40%

      Global Growth Fund                       1.15%                 1.40%

      Growth Navigator Fund                    1.25%                 1.50%

      Infrastructure Fund                      1.25%                 1.50%

      Natural Resources Fund                   1.25%                 1.50%

      Contrarian Advantage Fund                1.15%                 1.40%

      Discovery Fund                           1.25%                 1.50%

      Gold & Precious Metals Fund              1.25%                 1.50%

      North American Value Fund                1.05%                 1.30%

      U.S. Growth Fund                         0.95%                 1.20%

      U.S. Value Fund                          0.95%                 1.20%

If at any point while the expense limitations are in place, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent such a recapture does not cause the total annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed 1.25% and 1.50% for the Energy Fund Class I and Class II Shares, 1.15% and 1.40% Energy Income Fund Class I and Class II Shares, 1.15% and 1.40% for the Global Growth Fund Class I and Class II Shares, 1.25% and 1.50% for the Growth Navigator Fund Class I and Class II Shares, 1.25% and 1.50% for the Infrastructure Fund Class I and Class II Shares, 1.25% and 1.50% for the Natural Resources Fund Class I and Class II Shares, 1.15% and 1.40% for the Contrarian Advantage Fund Class I and Class II Shares, 1.25% and 1.50% for the Discovery Fund Class I and Class II Shares, 1.25% and 1.50% for the Gold & Precious Metals Fund Class I and Class II Shares, 1.05% and 1.30% for the North American Value Fund Class I and Class II Shares, 0.95% and 1.20% for the U.S. Growth Fund Class I and Class II Shares, and 0.95% and 1.20% for the U.S. Value Fund Class I and Class II Shares.


For the fiscal period ended September 30, 2009, the Adviser earned advisory fees and waived fees in the amounts of $587 and $10,473 for the Energy Income Fund, $2,714 and $36,376 for the Infrastructure Fund, $2,246 and $37,253 for the Contrarian Advantage Fund, $2,538 and $36,975 for the Discovery Fund, $2,658 and $34,323 for the Gold & Precious Metals Fund, and $2,069 and $30,831 for the U.S. Growth Fund.

SUB-ADVISER

Goodman & Company, NY Ltd. serves as Sub-Adviser to the Funds. The Sub-Adviser is controlled by DundeeWealth Inc. The Sub-Adviser makes the investment decisions for the Funds and continuously reviews, supervises and administers a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For its respective services, the Sub-Adviser receives a fee from the Adviser, which is calculated daily based on average daily net assets of each Fund and paid monthly as set forth below:

Fund                                   Sub-Advisory Fee
----                                   ----------------

Energy Fund                            0.45% of assets on the first $150 million
                                       0.75% on the balance
Energy Income Fund                     0.45% of assets on the first $150 million
                                       0.75% on the balance
Global Growth Fund                     0.35% of assets on the first $150 million
                                       0.65% on the balance
Growth Navigator Fund                  0.45% of assets on the first $150 million
                                       0.75% on the balance
Infrastructure Fund                    0.45% of assets on the first $150 million
                                       0.75% on the balance
Natural Resources Fund                 0.45% of assets on the first $150 million
                                       0.75% on the balance
Contrarian Advantage Fund              0.35% of assets on the first $150 million
                                       0.65% on the balance
Discovery Fund                         0.45% of assets on the first $150 million
                                       0.75% on the balance
Gold & Precious Metals Fund            0.45% of assets on the first $150 million
                                       0.75% on the balance
North American Value Fund              0.35% of assets on the first $150 million
                                       0.65% on the balance
U.S. Growth Fund                       0.25% of assets on the first $150 million
                                       0.55% on the balance
U.S. Value Fund                        0.25% of assets on the first $150 million
                                       0.55% on the balance


For the fiscal period ended September 30, 2009, the Sub-Adviser earned fees from the Adviser in the amount of $278 for the Energy Income Fund, $1,286 for the Infrastructure Fund, $925 for the Contrarian Advantage Fund, $1,202 for the Discovery Fund, $1,259 for the Gold & Precious Metals Fund, and $690 for the U.S. Growth Fund.

Portfolio Managers - Other Accounts Managed by the Portfolio Managers

The following information is as of September 30, 2009, assets under management reported in U.S. dollars.

Energy Fund


------------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of
                                                                                      Accounts Managed    Total Assets
                                                 Number of                            with                Managed with
                                                 Accounts     Total Assets            Performance-Based   Performance-Based
                       Type of Accounts          Managed      Managed                 Advisory Fees       Advisory Fees
------------------------------------------------------------------------------------------------------------------------------
Oscar Belaiche         Registered Investment     0            $0                      0                   $0
                       Companies
                       -------------------------------------------------------------------------------------------------------
                       Other Pooled Investment   13           $2,285.8 million        3                   $179.4 million
                       Vehicles
                       -------------------------------------------------------------------------------------------------------
                       Other Accounts            1            $4.4 million            0                   $0
------------------------------------------------------------------------------------------------------------------------------
Andrew Taylor          Registered Investment     0            $0                      0                   $0
                       Companies
                       -------------------------------------------------------------------------------------------------------
                       Other Pooled Investment   3            $416.5 million          2                   $398.5 million
                       Vehicles
                       -------------------------------------------------------------------------------------------------------
                       Other Accounts            1            $4.4 million            0                   $0
------------------------------------------------------------------------------------------------------------------------------


Energy Income Fund


------------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of
                                                                                      Accounts Managed    Total Assets
                                                 Number of                            with                Managed with
                                                 Accounts     Total Assets            Performance-Based   Performance-Based
                       Type of Accounts          Managed      Managed                 Advisory Fees       Advisory Fees
------------------------------------------------------------------------------------------------------------------------------
Oscar Belaiche         Registered Investment     0            $0                      0                   $0
                       Companies
                       -------------------------------------------------------------------------------------------------------
                       Other Pooled Investment   13           $2,285.8 million        3                   $179.4 million
                       Vehicles
                       -------------------------------------------------------------------------------------------------------
                       Other Accounts            1            $4.4 million            0                   $0
------------------------------------------------------------------------------------------------------------------------------
Andrew Taylor          Registered Investment     0            $0                      0                   $0
                       Companies
                       -------------------------------------------------------------------------------------------------------
                       Other Pooled Investment   3            $416.5 million          2                   $398.5 million
                       Vehicles
                       -------------------------------------------------------------------------------------------------------
                       Other Accounts            1            $4.4 million            0                   $0
------------------------------------------------------------------------------------------------------------------------------

Global Growth Fund


------------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of Accounts  Total Assets
                                                 Number of                            Managed with        Managed with
                                                 Accounts     Total Assets            Performance-Based   Performance-Based
                       Type of Accounts          Managed      Managed                 Advisory Fees       Advisory Fees
------------------------------------------------------------------------------------------------------------------------------
Noah Blackstein        Registered Investment     1            $62.3 million           0                   $0
                       Companies
                       -------------------------------------------------------------------------------------------------------
                       Other Pooled Investment   9            $679.7 million          5                   $392.9 million
                       Vehicles
                       -------------------------------------------------------------------------------------------------------
                       Other Accounts            0            $0                      0                   $0
------------------------------------------------------------------------------------------------------------------------------


Growth Navigator Fund


------------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of Accounts  Total Assets
                                                 Number of                            Managed with        Managed with
                                                 Accounts     Total Assets            Performance-Based   Performance-Based
                       Type of Accounts          Managed      Managed                 Advisory Fees       Advisory Fees
------------------------------------------------------------------------------------------------------------------------------
Alexander Lane         Registered Investment     0            $0                      0                   $0
                       Companies
                       -------------------------------------------------------------------------------------------------------
                       Other Pooled Investment   4            $232.4 million          1                   $7.6 million
                       Vehicles
                       -------------------------------------------------------------------------------------------------------
                       Other Accounts            0            $0                      0                   $0
------------------------------------------------------------------------------------------------------------------------------


Infrastructure Fund


------------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of
                                                                                      Accounts Managed    Total Assets
                                                 Number of                            with                Managed with
                                                 Accounts     Total Assets            Performance-Based   Performance-Based
                       Type of Accounts          Managed      Managed                 Advisory Fees       Advisory Fees
------------------------------------------------------------------------------------------------------------------------------
Oscar Belaiche         Registered Investment     0            $0 million              0                   $0
                       Companies
                       -------------------------------------------------------------------------------------------------------
                       Other Pooled Investment   13           $2,285.8 million        3                   $179.4 million
                       Vehicles
                       -------------------------------------------------------------------------------------------------------
                       Other Accounts            1            $4.4 million            0                   $0
------------------------------------------------------------------------------------------------------------------------------
Jason Gibbs            Registered Investment     0            $0                      0                   $0
                       Companies
                       -------------------------------------------------------------------------------------------------------
                       Other Pooled Investment   4            $379.0 million          1                   $32.0 million
                       Vehicles
                       -------------------------------------------------------------------------------------------------------
                       Other Accounts            0            $0                      0                   $0
------------------------------------------------------------------------------------------------------------------------------

Natural Resources Fund


------------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of Accounts  Total Assets
                                                 Number of                            Managed with        Managed with
                                                 Accounts     Total Assets            Performance-Based   Performance-Based
                       Type of Accounts          Managed      Managed                 Advisory Fees       Advisory Fees
------------------------------------------------------------------------------------------------------------------------------
Andrew Taylor          Registered Investment     0            $0                      0                   $0
                       Companies
                       -------------------------------------------------------------------------------------------------------
                       Other Pooled Investment   3            $416.5 million          2                   $398.5 million
                       Vehicles
                       -------------------------------------------------------------------------------------------------------
                       Other Accounts            1            $4.4 million            0                   $0
------------------------------------------------------------------------------------------------------------------------------
Robert Cohen           Registered Investment     0            $0                      0                   $0
                       Companies
                       -------------------------------------------------------------------------------------------------------
                       Other Pooled Investment   4            $585.2 million          0                   $0
                       Vehicles
                       -------------------------------------------------------------------------------------------------------
                       Other Accounts            1            $11.2 million           0                   $0
------------------------------------------------------------------------------------------------------------------------------


Contrarian Advantage Fund


------------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of
                                                                                      Accounts Managed    Total Assets
                                                 Number of                            with                Managed with
                                                 Accounts     Total Assets            Performance-Based   Performance-Based
                       Type of Accounts          Managed      Managed                 Advisory Fees       Advisory Fees
------------------------------------------------------------------------------------------------------------------------------
David L. Fingold       Registered Investment     0            $0                      0                   $0
                       Companies
                       -------------------------------------------------------------------------------------------------------
                       Other Pooled Investment   12           $1,661.3 million        1                   $5.6 million
                       Vehicles
                       -------------------------------------------------------------------------------------------------------
                       Other Accounts            0            $0                      0                   $0
------------------------------------------------------------------------------------------------------------------------------

Discovery Fund


------------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of
                                                                                      Accounts Managed    Total Assets
                                                 Number of                            with                Managed with
                                                 Accounts         Total Assets        Performance-Based   Performance-Based
                       Type of Accounts          Managed          Managed             Advisory Fees       Advisory Fees
------------------------------------------------------------------------------------------------------------------------------
David L. Fingold       Registered Investment     0                $0                  0                   $0
                       Companies
                       -------------------------------------------------------------------------------------------------------
                       Other Pooled Investment   12               $1,661.3 million    1                   $5.6 million
                       Vehicles
                       -------------------------------------------------------------------------------------------------------
                       Other Accounts            0                $0                  0                   $0
------------------------------------------------------------------------------------------------------------------------------


Gold & Precious Metals Fund


------------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of Accounts  Total Assets
                                                 Number of                            Managed with        Managed with
                                                 Accounts         Total Assets        Performance-Based   Performance-Based
                       Type of Accounts          Managed          Managed             Advisory Fees       Advisory Fees
------------------------------------------------------------------------------------------------------------------------------
Robert Cohen           Registered Investment     0                $0                  0                   $0
                       Companies
                       -------------------------------------------------------------------------------------------------------
                       Other Pooled Investment   4                $585.2 million      0                   $0
                       Vehicles
                       -------------------------------------------------------------------------------------------------------
                       Other Accounts            1                $11.2 million       0                   $0
------------------------------------------------------------------------------------------------------------------------------


North American Value Fund


------------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of
                                                                                      Accounts Managed    Total Assets
                                                 Number of                            with                Managed with
                                                 Accounts         Total Assets        Performance-Based   Performance-Based
                       Type of Accounts          Managed          Managed             Advisory Fees       Advisory Fees
------------------------------------------------------------------------------------------------------------------------------
David Taylor           Registered Investment     0                $0                  0                   $0
                       Companies
                       -------------------------------------------------------------------------------------------------------
                       Other Pooled Investment   14               $3,917.1 million    2                   $587.8 million
                       Vehicles
                       -------------------------------------------------------------------------------------------------------
                       Other Accounts            0                $0                  0                   $0
------------------------------------------------------------------------------------------------------------------------------

U.S. Growth Fund


------------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of Accounts  Total Assets
                                                 Number of                            Managed with        Managed with
                                                 Accounts         Total Assets        Performance-Based   Performance-Based
                       Type of Accounts          Managed          Managed             Advisory Fees       Advisory Fees
------------------------------------------------------------------------------------------------------------------------------
Noah Blackstein        Registered Investment     1                $62.3 million       0                    $0
                       Companies
                       -------------------------------------------------------------------------------------------------------
                       Other Pooled Investment   9                $679.7 million      5                    $392.9 million
                       Vehicles
                       -------------------------------------------------------------------------------------------------------
                       Other Accounts            0                $0                  0                    $0
------------------------------------------------------------------------------------------------------------------------------


U.S. Value Fund


------------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of
                                                                                      Accounts Managed    Total Assets
                                                 Number of                            with                Managed with
                                                 Accounts         Total Assets        Performance-Based   Performance-Based
                       Type of Accounts          Managed          Managed             Advisory Fees       Advisory Fees
------------------------------------------------------------------------------------------------------------------------------
David                  Registered Investment     0                $0 million          0                   $0
Fingold                Companies
                       -------------------------------------------------------------------------------------------------------
                       Other Pooled Investment   12               $1,661.3 million    1                   $5.6 million
                       Vehicles
                       -------------------------------------------------------------------------------------------------------
                       Other Accounts            0                $0                  0                   $0
------------------------------------------------------------------------------------------------------------------------------


The portfolio managers did not beneficially own any securities of the Funds as of September 30, 2009.

The Sub-Adviser compensates the portfolio managers for their management of the Funds. The portfolio managers' compensation consists of a salary and a discretionary bonus. The bonus is based on profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual's leadership and contribution to the strategic planning and development of the investment team.

Conflicts of Interest. As is typical for many money managers, potential conflicts of interest may arise related to portfolio manager's management of accounts including the Funds relating to: where not all accounts are able to participate in a desired IPO or another limited opportunity, the use of soft dollars and other brokerage practices, the voting of proxies, employee personal securities trading, the side by side management of accounts with performance based fees and accounts with fixed fees, and a variety of other circumstances. In all cases, however, the Sub-Adviser believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. The Sub-Adviser's Form ADV, Part II also contains a description of some of its policies and procedures in this regard.

SHAREHOLDER SERVICING

The Funds have adopted a Shareholder Services Plan (the "Shareholder Services Plan"). Under the Shareholder Services Plan, the service providers may be entitled to receive aggregate fees for shareholder services not exceeding twenty-five basis points (0.25%) of the Fund's average daily net assets attributable to Class II Shares in return for providing a broad range of shareholder services, including: (i) maintaining accounts relating to shareholders that invest in Shares; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by service providers; (iv) responding to inquiries from shareholders concerning their investment in the Trust; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Trust; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or their service providers; and (ix) processing dividend payments from the Funds on behalf of shareholders. As of the date of this SAI, the Funds had not offered Class II Shares and, therefore, no fees were paid under the Shareholder Services Plan.

ADMINISTRATOR

General. PNC Global Investment Servicing, (U.S.), Inc. (the "Administrator"), a Massachusetts corporation has its principal business offices at 301 Bellevue Parkway, Wilmington, DE 19809.

Administration and Accounting Services Agreement with the Trust. The Trust and the Administrator have entered into an Administration Agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Funds under a Shareholder Servicing Agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive periods of one year unless terminated by either party on not less than 30 days' prior written notice to the other party.

Administration Fees Paid to the Administrator. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee with respect to each Fund. The following fee schedule remained in effect through the year ending December 31, 2009: 0.0725% of each Fund's first $250 million of average net assets; 0.0525% of each Fund's next $250 million of average net assets; and 0.03% of each Fund's average net assets in excess of $500 million. This fee was subject to a minimum monthly fee of $7,083 for each Fund.

Effective January 1, 2010, the following fee schedule was implemented, pursuant to which fees are calculated based upon the aggregate average net assets of the Fund complex and paid monthly: 0.10% of the Fund complex's first $250 million of aggregate average net assets; 0.08% of the Fund complex's next $250 million of aggregate average net assets; 0.07% of the Fund complex's next $500 million of aggregate average net assets; and 0.05% of the Fund complex's aggregate average net assets in excess of $1 billion. This fee is subject to a minimum monthly fee of $4,167 for each Fund. The Trust also pays additional fees to the Administrator for compliance and related functions. For the fiscal period ended September 30, 2009, the Administrator received fees in the amount of $48,067 for services to the Funds.

DISTRIBUTOR

Foreside Fund Services, LLC (the "Distributor"), and the Trust are parties to a Distribution Agreement dated January 4, 2010 ("Distribution Agreement"). The principal business address of Foreside Fund Services, LLC is Three Canal Plaza, Suite 100, Portland, ME 04101. Pursuant to the Distribution Agreement, the Distributor acts as the agent of the Trust in connection with the offering of the Funds' shares commencing January 28, 2010. The Distributor continually distributes shares on a best efforts basis, and has no obligation to sell any specific quantity of shares. Foreside, its affiliates, and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds.

The Distribution Agreement was approved at the November 10, 2009 Board of Trustees Meeting for the period from January 28, 2010 through January 27, 2012. After its initial two year term, the continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. If not terminated, this Agreement shall continue automatically in effect as to each Fund for successive one year periods, provided such continuance is specifically approved at least annually as referenced above. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty upon not more than 60 days' written notice by either the Fund, through a vote of the majority of the independent Trustees of the Trust or by a majority of the outstanding shares of that Fund or by the Distributor. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties thereunder.

Foreside receives no compensation for its distribution services from the Trust. Shares are sold with no sales commission; accordingly, Foreside receives no sales commissions. The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services for the Funds. Certain employees of the Adviser may serve as registered representatives of the Distributor to facilitate the distribution of the Funds' shares.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively, the "Financial Institutions") for distribution of shares of the Funds (see "Payments to Financial Institutions"). With respect to certain Financial Institutions and related fund "supermarket" platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements (see also, "Payments to Financial Institutions"). These Financial Institutions may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These Financial Institutions may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

PAYMENTS TO FINANCIAL INSTITUTIONS

Subject to applicable laws and regulations, the Adviser and the Sub-Adviser and/or their affiliates may pay, out of their own assets, compensation to authorized dealers, service organizations and financial intermediaries ("Intermediaries") in connection with the sale and/or servicing of shares of the Funds. These payments ("Additional Payments") would be in addition to the payments by the Funds described in the Funds' prospectus and this SAI for shareholder servicing and processing. These additional payments may take the form of "due diligence" payments for an institution's examination of the Funds and payments for providing extra employee training and information relating to the Funds; "listing" fees for the placement of the Funds on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Funds; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Adviser and the Sub-Adviser and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder servicing and processing fees paid by the Funds. The Additional Payments made by the Adviser and the Sub-Adviser and/or their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved, and may be different for each Intermediary. Furthermore, the Adviser and the Sub-Adviser and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Adviser and the Sub-Adviser and/or their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable Financial Industry Regulatory Authority regulations. The Additional Payments may include amounts that are sometimes referred to as "revenue sharing" payments. The Funds may reimburse the Adviser for Additional Payments.

TRANSFER AGENT

PNC Global Investment Servicing (U.S), Inc. serves as the Funds' transfer agent. The principal business address of the transfer agent is 760 Moore Road, Valley Forge, PA 19406.

CUSTODIAN


PFPC Trust Company acts as custodian (the "Custodian") of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. The principal business address of the Custodian is 8800 Tinicum Boulevard, Philadelphia, PA 19153.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Trust commencing with the Funds' fiscal year ending September 30, 2010. Briggs, Bunting & Dougherty, LLP ("BBD, LLP"), served as independent registered public accounting firm for the Trust through the fiscal year ended September 30, 2009.


LEGAL COUNSEL

Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and the Funds are supervised by the Trustees. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Members of the Board. Set forth below are the names, year of birth, position with the Trust, length of term of office, and their principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is c/o DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.

TRUSTEES:
---------
                                      Term of                                                             Number of
                                      Office and  Principal                                               Funds in     Other
                         Position(s)  Length of   Occupation(s)                                           Fund Complex Directorships
                         Held with    Time        During Past 5                                           Overseen by  Held by
Name and Year of Birth   the Funds    Served      Years                                                   Director     Trustee
------------------------------------------------------------------------------------------------------------------------------------

Interested Trustee:*
------------------
Amy Duling               Chairman     Since June  DundeeWealth US, LP, Managing Partner                    15          None
Year of Birth: 1967      and Trustee  2006
                                                  Constellation Investment Management Company,
                                                  Executive VP of Marketing & Product Mgt. (2004-2006)

                                                  Turner Investment Partners, National Account Director
                                                  (1999-2004)

Independent Trustees
--------------------
Gary Shugrue             Trustee      Since       Ascendant Capital Partners, President and Chief          15          Quaker
Year of Birth: 1954                   October     Investment Officer                                                   Investment
                                      2006                                                                             Trust
                                                                                                                       Trust
                                                                                                                       (registered
                                                                                                                       investment
                                                                                                                       company)

Dr. James Patton         Trustee      Since       Comprehensive Oncology Care, LLC, President              15          Advaxis, Inc.
Year of Birth: 1957                   October
                                      2006        Millennium Oncology Management, Inc., Vice President

                                                  Liberty View Equity Partners, SBIC, LP,
                                                  Principal

Malcolm MacColl          Trustee      Since       Crosswind Investments, LLC, Partner and Chief Executive  15          None
Year of Birth: 1951                   June 2008   Officer (2009)

                                                  Cowen Asset Management, LLC, Chairman and Chief
                                                  Executive Officer (2006-2009)

                                                  Essex Investment Management, Co Chief Executive Officer
                                                  (2006 and prior)

*Ms. Duling is an "interested person" under the 1940 Act because she is employed as a Managing Partner of DundeeWealth US, LP.

Board Standing Committees. The Board has established the following standing committees:

o Audit Committee. The Board has a standing Audit Committee which is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Mr. Shugrue, Dr. Patton, and Mr. MacColl currently serve as members of the Audit Committee. The Audit Committee met once during the fiscal year ended September 30, 2009.


o Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of Gary Shugrue, James Patton, Malcolm MacColl and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available or which the Fund believes are unreliable. The Fair Value Pricing Committee's determinations are reviewed by the full Board. The Fair Value Pricing Committee met eight times during the fiscal year ended September 30, 2009.


o Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Mr. Shugrue, Dr. Patton and Mr. MacColl currently serve as members of the Nominating Committee. The Nominating Committee did not meet during the fiscal year ended September 30, 2009.

Board Considerations in Approving the Advisory Agreement. As discussed in the section of this SAI entitled "The Adviser," the continuance of the Advisory Agreement, after the initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of each Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year after the initial two-year term, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement, for the upcoming year. The Advisory Agreement was approved at the November 11, 2008 Board of Trustees Meeting for a term ending November 11, 2010. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board's approval of each of the Funds' Advisory and Sub-Advisory Agreements may be reviewed in the Funds' annual report to shareholders dated September 30, 2009, which may be obtained by calling 1-888-572-0968 or visiting the Fund's website at www.dundeewealthus.com.

Fund Shares Owned by Board Members. The following table shows each Trustee's ownership of shares of each Fund and of all Trust funds served by the Trustee as of December 31, 2009:


                                                                                     Aggregate Dollar Range of
                                                            Dollar Range of Fund     Trust Shares Owned By
Fund                           Trustee                      Shares Owned By Trustee  Trustee
--------------------------------------------------------------------------------------------------------------
Energy Fund                    Amy Duling                   0                        $0
                               Dr. James Patton             0                        $0
                               Gary Shugrue                 0                        $0
                               Malcolm MacColl              0                        $0
Energy Income Fund             Amy Duling                   0                        $0
                               Dr. James Patton             0                        $0
                               Gary Shugrue                 0                        $0
                               Malcolm MacColl              0                        $0
Global Growth Fund             Amy Duling                   0                        $0
                               Dr. James Patton             0                        $0
                               Gary Shugrue                 0                        $0
                               Malcolm MacColl              0                        $0
Growth Navigator Fund          Amy Duling                   0                        $0
                               Dr. James Patton             0                        $0
                               Gary Shugrue                 0                        $0
                               Malcolm MacColl              0                        $0
Infrastructure Fund            Amy Duling                   0                        $0
                               Dr. James Patton             0                        $0
                               Gary Shugrue                 0                        $0
                               Malcolm MacColl              0                        $0
Natural Resources Fund         Amy Duling                   0                        $0
                               Dr. James Patton             0                        $0
                               Gary Shugrue                 0                        $0
                               Malcolm MacColl              0                        $0
Contrarian Advantage Fund      Amy Duling                   0                        $0
                               Dr. James Patton             0                        $0
                               Gary Shugrue                 0                        $0
                               Malcolm MacColl              0                        $0
Discovery Fund                 Amy Duling                   0                        $0
                               Dr. James Patton             0                        $0
                               Gary Shugrue                 0                        $0
                               Malcolm MacColl              0                        $0
Gold & Precious Metals Fund    Amy Duling                   0                        $0
                               Dr. James Patton             0                        $0
                               Gary Shugrue                 0                        $0
                               Malcolm MacColl              0                        $0
North American Value Fund      Amy Duling                   0                        $0
                               Dr. James Patton             0                        $0
                               Gary Shugrue                 0                        $0
                               Malcolm MacColl              0                        $0
U.S. Growth Fund               Amy Duling                   0                        $0
                               Dr. James Patton             0                        $0
                               Gary Shugrue                 0                        $0
                               Malcolm MacColl              0                        $0
U.S. Value Fund                Amy Duling                   0                        $0
                               Dr. James Patton             0                        $0
                               Gary Shugrue                 0                        $0
                               Malcolm MacColl              0                        $0

Board Compensation. The Independent Trustees receive an annual retainer of $10,000 per year, $1,500 per meeting and special meeting they attend, $1,000 per audit committee meeting and $250 per fair valuation committee meeting. For the fiscal year ended September 30, 2009, the Independent Trustees received the following fees:



                                                Pension or Retirement                                  Total Compensation From
                      Aggregate Compensation    Benefits Accrued As Part     Estimated Annual          Fund and Fund Complex
Trustee               From Fund                 of Funds Expenses            Benefits Upon Retirement  Paid to Trustee
-------               ---------                 -----------------            ------------------------  ---------------
Dr. James Patton      $335                      None                         None                      $15,250
Gary Shugrue          $335                      None                         None                      $15,000
Malcolm MacColl       $335                      None                         None                      $14,500

Trust Officers. The officers of the Trust, their respective year of birth, and their principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each officer is c/o DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312. None of the officers receive compensation from the Trust for their services, except in the fiscal year ended September 30, 2009, the Chief Compliance Officer received compensation in the amount of $0 from the Energy Income Fund, $86 from the Infrastructure Fund, $80 from the Contrarian Advantage Fund, $80 from the Discovery Fund, $83 from the Gold & Precious Metals Fund, and $85 from the U.S. Growth Fund.

OFFICERS:
---------


                                              Term of
                                              Office and       Principal
                              Position        Length of        Occupation(s)
                              Held with       Time             During Past 5
Name and Year of Birth        the Funds       Served           Years
------------------------------------------------------------------------------------------------------------------
Peter Moran                   President       Since October    DundeeWealth US, LP; Managing Partner
Year of Birth: 1961                           2006
                                                               Constellation Investment Management Company;
                                                               President (2005-2006).

                                                               Turner Investment Partners; Director of
                                                               Intermediary & Mutual Fund Distribution
                                                               (1997-2005).

Amy Duling                    Secretary       Since July       DundeeWealth US, LP; Managing Partner
Year of Birth: 1967                           2008
                                                               Constellation Investment Management Company;
                                                               Executive VP of Marketing & Product Mgt.
                                                               (2004-2006).

                                                               Turner Investment Partners; National Account
                                                               Director (1999-2004).

John Leven                    Treasurer       Since October    DundeeWealth US, LP; Director of Finance and
Year of Birth: 1957                           2006             Administration

                                                               Constellation Investment Management Company;
                                                               Chief Financial Officer (2004-2006).

Holly Butson                  Chief           Since            DundeeWealth US, LP; Chief Compliance Officer
Year of Birth: 1958           Compliance      September
                              Officer         2008             StoneRidge Investment Partners, LLC; Chief
                                                               Operating and Compliance Officer (2004-2008).

                                                               PFPC, Division of PNC Financial Services;
                                                               Associate Director Securities Lending
                                                               (2000-2004).

As of January 1, 2010, the officers and Trustees owned, in aggregate, less than 1% of each Fund except for the Energy Income Fund, where in aggregate, the officers and Trustees owned in aggregate 24%.

PRINCIPAL SHAREHOLDERS


As of December 31, 2009, the following persons or organizations held beneficially or of record 5% or more of the shares of the Fund. Persons or organizations owning 25% or more of the voting securities of a Fund are deemed "control persons."


Dynamic Energy Income Fund - Class I:


Name                                     Address                                Percentage of Ownership
DundeeWealth US,                         1160 W. Swedesford Road                75.88%
LP                                       Suite 140
                                         Berwyn, PA 19312

National Financial Services LLC          One World Financial Center             12.15%
                                         200 Liberty Street
                                         New York, NY 10281

PFPC Trust Co.                           1160 W. Swedesford Road                11.97%
Cust. Rollover IRA                       Suite 140
f/b/o Holly Ann Butson                   Berwyn, PA 19312


Dynamic Infrastructure Fund - Class I:


Name                                     Address                                Percentage of Ownership
DundeeWealth US,                         1160 W. Swedesford Road                100%
LP                                       Suite 140
                                         Berwyn, PA 19312


Dynamic Contrarian Advantage Fund - Class I:


Name                                     Address                                Percentage of Ownership
DundeeWealth US,                         1160 W. Swedesford Road                86.27%
LP                                       Suite 140
                                         Berwyn, PA 19312

National Financial Services LLC          One World Financial Center             13.73%
                                         200 Liberty Street
                                         New York, NY 10281


Dynamic Discovery Fund - Class I:


Name                                     Address                                Percentage of Ownership
DundeeWealth US,                         1160 W. Swedesford Road                100%
LP                                       Suite 140
                                         Berwyn, PA 19312


Dynamic Gold & Precious Metals Fund - Class I:


Name                                     Address                                Percentage of Ownership
DundeeWealth US,                         1160 W. Swedesford Road                100%
LP                                       Suite 140
                                         Berwyn, PA 19312

Dynamic U.S. Growth Fund - Class I:


Name                                     Address                                Percentage of Ownership
DundeeWealth US,                         1160 W. Swedesford Road                52.16%
LP                                       Suite 140
                                         Berwyn, PA 19312

National Financial Services LLC          One World Financial Center             47.84%
                                         200 Liberty Street
                                         New York, NY 10281


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from the Funds up to the lesser of $250,000 or 1% of the Trust's net assets during any 90 day period.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of each Fund's securities is not reasonably practical, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

The Funds may participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers or other organizations to accept on its behalf purchase and redemption orders.
 In turn, the brokers or other organizations are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker, other organization or, if applicable, its authorized designee, accepts the order. The customer order will be priced at the Fund's net asset value next computed after acceptance by an authorized broker or other organization or either's authorized designee. In addition, a broker or other organization may charge transaction fees on the purchase and/or sale of Fund shares.

DETERMINATION OF NET ASSET VALUE

General Policy. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of a Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of a Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

Foreign Securities. Equity securities, which are primarily traded on foreign markets, except for those that trade primarily in Latin America or South America, are generally valued at the preceding closing values of such securities on their respective exchanges. Equity securities which are primarily traded in Latin American or South American markets are valued each day approximately at the time of the close of regular trading on the New York Stock Exchange as though such time were the close of trading on such Latin American or South American market and such Latin American or South American market were a U.S. market.

When the New York Stock Exchange is open, but the foreign market on which an equity security primarily trades is closed, such as for a foreign national holiday, the security will generally be valued at the last available closing value (subject to the Fair Value Procedures adopted by the Board) using the prevailing exchange rate.

Assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the prevailing exchange rates as provided by an appropriate pricing service. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained on a consistent basis at approximately 11:00 a.m. Eastern time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values will also occur with the use of foreign exchange rates obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Fair value prices for foreign equity securities may be provided by an independent fair value service in accordance with the fair value methods approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet established criteria for a Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange or otherwise in accordance with its fair value procedures.

TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the prospectus and this SAI are based on the Internal Revenue Code (the "Code") and the regulations issued under it and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

Federal - General Information. Each Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund's business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund's taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Fund's total assets may be invested in the securities of (i) any one issuer (other than U.S. government securities and securities of other regulated investment companies),
(ii) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (iii) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund's current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Dynamic Gold & Precious Metals Fund may invest some of its assets directly in precious metals, which do not qualify for the 50% asset test, and income from which will not qualify for the 90% income test discussed above. Accordingly, no more than 50% of the Fund's assets will be invested directly in precious metals, and sales by the Fund of these types of assets will generally be conducted at the end of any taxable year and will be limited by the Fund so as to attempt to ensure that the gross income and gain on those sales, plus any other nonqualifying income of the Fund, constitutes no more than 10% of the Fund's gross income for the taxable year.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year after the loss. As of September 30, 2009 the Dynamic Gold and Precious Metals Fund had a capital loss carry-forward approximating $356 that will expire September 30, 2017.

Taxation of Certain Financial Instruments. The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

State and Local Taxes. Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Sub-Adviser may place a combined order for two or more accounts it manages, including the Funds, that are engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Sub-Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. The Sub-Adviser believes that the ability of the Funds to participate in higher volume transactions will generally be beneficial to the Funds.

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Sub-Adviser may select a broker based upon brokerage or research services provided to the Sub-Adviser. The Sub-Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), permits the Sub-Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Sub-Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Sub-Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Sub-Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Sub-Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Sub-Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Sub-Adviser under the Sub-Advisory Agreement. Any advisory or other fees paid to the Sub-Adviser are not reduced as a result of the receipt of research services.

In some cases the Sub-Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Sub-Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Sub-Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Sub-Adviser faces a potential conflict of interest, but the Sub-Adviser each believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.


Brokerage with Fund Affiliates. Each Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser, or the Sub-Adviser for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


For the fiscal period ended September 30, 2009, the Funds paid brokerage commissions as follows:


       --------------------------------------------------------------
       Dynamic Energy Fund                          $0
       --------------------------------------------------------------
       Dynamic Energy Income Fund                   $442
       --------------------------------------------------------------
       Dynamic Global Growth Fund                   $0
       --------------------------------------------------------------
       Dynamic Growth Navigator Fund                $0
       --------------------------------------------------------------
       Dynamic Infrastructure Fund                  $1,143
       --------------------------------------------------------------
       Dynamic Natural Resources Fund               $0
       --------------------------------------------------------------
       Dynamic Contrarian Advantage Fund            $1,155
       --------------------------------------------------------------
       Dynamic Discovery Fund                       $1,324
       --------------------------------------------------------------
       Dynamic Gold & Precious Metals Fund          $1,415
       --------------------------------------------------------------
       Dynamic North American Value Fund            $0
       --------------------------------------------------------------
       Dynamic U.S. Growth Fund                     $1,889
       --------------------------------------------------------------
       Dynamic U.S. Value Fund                      $0
       --------------------------------------------------------------


Securities of "Regular Broker-Dealers." Each Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. For the fiscal period ended September 30, 2009, the Funds held no securities of their regular broker-dealers except for the Dynamic U.S. Growth Fund which held 100 shares of The Goldman Sachs Group Inc. valued at $18,435.

PORTFOLIO HOLDINGS

The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Funds' investment adviser, principal underwriter or any affiliated person of the Funds, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person(s) reports quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each December 31, March 31, June 30, and September 30). The Funds disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

These reports are also available, free of charge, on the Funds' website at www.dundeewealthus.com.

The website provides information about the Funds' complete portfolio holdings, updated as of the most recent calendar month. This information is provided no sooner than 10 days and generally within 60 days following the end of each calendar month. The information on the Funds' website is publicly available to all categories of persons.


In addition to information provided to shareholders and the general public, from time to time rating and ranking organizations, such as Standard and Poor's and Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Funds' portfolios along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. The Funds' policies and procedures provide that the Authorized Persons may authorize disclosure of portfolio holdings information to such third parties with different lag times provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program.


No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information.


In addition, the following parties may receive portfolio holdings information, as necessary, in connection with their services to the Funds: PFPC Trust Company, the Funds' Custodian; PNC Global Investment Servicing (U.S.), Inc., the Funds' Administrator and Transfer Agent; BBD, LLP, the Funds' independent registered public accounting firm through fiscal year ended September 30, 2009; PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm commencing November 9, 2009; Drinker Biddle & Reath LLP, counsel to the Funds; Cipperman & Company, counsel to the independent Trustees; Bowne, one of the Funds' financial printers; Vintage, one of the Funds' financial printers; ISS, a proxy voting service provider; and Interactive Data Corporation, Investment Technology Group and Bloomberg, the Funds' pricing agents.


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Funds' shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a Delaware statutory trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

DIVIDEND RIGHTS

The Trustees may from time to time declare and pay dividends or other distributions with respect to any Series or Class. The amount of such dividends or distributions and the payment of them and whether they are in cash or any other Trust property shall be wholly in the discretion of the Trustees. All dividends and other distributions on Shares of a particular Series or Class shall be distributed pro rata to the Shareholders of that Series or Class in proportion to the number of Shares of that Series or Class they held on the record date established for such payment.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Declaration of Trust does not attempt to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Sub-Adviser. The Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures, a summary of which is included in Appendix B to this SAI. The Board of Trustees will periodically review each Fund's proxy voting record.


The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX. Information regarding how the Trust voted proxies relating to portfolio securities held by the Funds during the 12-month period ending June 30, 2009, which was filed with the SEC on Form N-PX, and will be available without charge, upon request, by calling 1-888-572-0968 or by writing to the Funds at DundeeWealth Funds, c/o PNC Global Investment Servicing (U.S.), Inc., P.O. Box 9679, Providence, RI 02940-9679. The Trust's Form N-PX is also available on the SEC's website at www.sec.gov.


CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and Sub-Adviser have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics ("the Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Adviser's Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

FINANCIAL STATEMENTS


The financial statements of the Funds for the fiscal period ended September 30, 2009, included in the Annual Report to shareholders and the report dated November 24, 2009 of BBD, LLP, the independent registered public accounting firm for the Funds, related thereto, are incorporated herein by reference. No other parts of the Annual Report are incorporated herein by reference.

                               APPENDIX A -RATINGS

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

"A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


"A-2" - The obligor's capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.


"A-3" - Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


"B" - An obligation is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Ratings of "B1", "B-2" and "B-3" may be assigned to indicate finer distinctions within the "B" category.

"B-1" - A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"B-2" - A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"B-3" - A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.


"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.


"R" - An obligor rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

"SD" and "D" - an obligor rated "SD" (selective default) or "D" has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A "D" rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An "SD" rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

"NR" - An issuer designated "NR" is not rated.


      Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody's Investors Service ("Moody's") short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

"P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

"P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

"P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

"NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. ("Fitch") short-term ratings scale is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

"F1" - Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" - Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

"F3" - Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

"B" - Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

"C" - Securities possess high short-term default risk. Default is a real possibility.


"RD" - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.


"D" - Default. Indicates a broad-based default for an entity, or the default of a specific short-term obligation.

The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

      "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

      "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

      "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

      "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

      "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

      "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an "R-2 (middle)" credit. However, "R-2
(low)" ratings still display a level of credit strength that allows for a higher rating than the "R-3" category, with this distinction often reflecting the issuer's liquidity profile.

      "R-3" - Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

      "R-4" - Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

      "R-5" - Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

      "D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

Long-Term Credit Ratings
------------------------

The following summarizes the ratings used by Standard & Poor's for long-term issues:

"AAA" - An obligor rated "AAA" has extremely strong capacity to meet its financial commitments. "AAA" is the highest issuer credit rating assigned by Standard & Poor's.

"AA" - An obligor rated "AA" has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

"A" - An obligor rated "A" has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

"BBB" - An obligor rated "BBB" has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.


"BB," "B," "CCC" and "CC" - Obligors rated "BB," "B," "CCC" and "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


"BB" - An obligor rated "BB" is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.


"B" - An obligor rated "B" is more vulnerable than the obligors rated "BB", but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments.


"CCC" - An obligor rated "CCC" is currently vulnerable, and is dependent upon favorable business, financial and economic conditions to meet its financial commitments.

"CC" - An obligor rated "CC" is currently highly vulnerable.

Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.


"R" - An obligor rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

"SD" and "D" - An obligor rated "SD" (selective default) or "D" has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A "D" rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An "SD" rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A selective default includes the completion of a distressed exchange offer, whereby one or more financial obligation is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

"NR" - An issuer designated "NR" is not rated.


      Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody's for long-term debt:

"Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

"Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

"A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

"Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

"Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

"B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

"Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

"Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      The following summarizes long-term ratings used by Fitch:


"AAA" - Securities considered to be of the highest credit quality. "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.


"AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" - Securities considered to be of high credit quality. "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

"BBB" - Securities considered to be of good credit quality. "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

"BB" - Securities considered to be speculative. "BB" ratings indicate that there is an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

"B" - Securities considered to be highly speculative. "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

"CCC," "CC" and "C" - A "CCC" rating indicates substantial credit risk, with default a real possibility. A "CC" rating indicates very high levels of credit risk. Default of some kind appears probable. "C" ratings signal exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.


"RD" - indicates an issuer that in Fitch ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.


      "D" - indicates an issuer that in Fitch ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

      Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

      "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

      In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.


Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".


The following summarizes the ratings used by DBRS for long-term debt:


      "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a "AAA" rating.


      "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

      "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

      "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

      "BB" - Long-term debt rated "BB" is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

      "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.


      "CCC", "CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

      "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal; that the issuer has made it clear that it will miss such a payment in the near future or in certain cases, that there has been a distressed exchange. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS. Where this scale is used for preferred securities, the nonpayment of a dividend will only be considered as a "D" if the missed payment constitutes default per the legal documents.


      ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

Municipal Note Ratings
----------------------


A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:


o Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

"MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

"MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

"MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

"SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

VMIG rating expirations are a function of each issue's specific structural or credit features.

"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings
--------------------


A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.


Moody's credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed them in accordance with the terms on which they invested. Fitch's credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                          GOODMAN & COMPANY N.Y., LTD.
                             PROXY VOTING GUIDELINES

Goodman & Company N.Y., Ltd. ("Goodman & Company N.Y."), in its capacity as an investment adviser, provides investment management and administrative services to investment companies, trusts, estates, individuals, pension plans and corporations (collectively the "Funds").

Goodman & Company N.Y. is a subsidiary of DundeeWealth Inc. ("DundeeWealth"). DundeeWealth is a financial services company which provides a broad range of financial products and services to individuals, institutions and corporations through a number of operating subsidiaries including Goodman & Company N.Y.

The purpose of this document is to outline the general guidelines used by Goodman & Company N.Y. for voting proxies received from companies held in Funds managed by Goodman & Company N.Y.

Subject to compliance with the provisions from time to time of applicable securities and corporate legislation, rules, regulations and policies, Goodman & Company N.Y., in its capacity as investment adviser, acting on each Fund's behalf, has the right and obligation to vote proxies relating to the issuers of each Fund's portfolio securities. In certain circumstances, Goodman & Company N.Y. may delegate this function to the Fund's portfolio adviser or sub-adviser as part of such adviser's discretionary authority to manage the Fund's assets. In all cases, Goodman & Company N.Y., or the portfolio adviser or the sub-adviser, voting proxies on behalf of a Fund must do so in a manner consistent with the best interests of the Fund and its securityholders. The proxy voting guidelines described below form an important part of Goodman & Company N.Y.'s fiduciary duty to maximize the long-term value of each Fund for the benefit of its securityholders. While the Goodman & Company N.Y. proxy voting guidelines are stated below, the portfolio managers will take into consideration all relevant facts and circumstances, and retain the right to vote proxies as deemed appropriate.

Our fundamental policy is that Goodman & Company N.Y. will vote with management of an issuer on routine business matters, otherwise a Fund will not own or maintain a position in the security of that issuer. Examples of routine business applicable to an issuer are voting on the size, nomination and election of the board of directors as well as the appointment of auditors. All other matters that are special or non-routine are assessed on a case-by-case basis with a focus on the potential impact of the vote on the value of the particular investment of the Fund.

Special or non-routine matters are brought to the attention of the portfolio manager(s) of the applicable Fund, and, after assessment, the portfolio manager(s) will direct that such matters be voted in a way that he or she believes will better protect or enhance the value of the investment for the Fund. Without limiting the generality of the foregoing, examples of non-routine business that require assessment on a case-by-case basis before voting the proxies of the issuer are: stock-based compensation plans, executive severance compensation arrangements, shareholders rights plans, corporate restructuring plans, going private transactions in connection with leveraged buyouts, lock-up arrangements, crown jewel defenses, supermajority approval proposals, stakeholder or shareholder proposals etc. The portfolio managers have responsibility for exercising all proxy votes and in doing so, for acting in the best interest of the Fund and its securityholders.

Goodman & Company N.Y. fundamental policy to vote proxies on behalf of a Fund in a manner consistent with the best interests of the Fund and its securityholders will always guide any proxy voting decision. If Goodman & Company N.Y., on behalf of a Fund, votes against management of an issuer on any particular proposal, whether routine or non-routine, and the Fund continues to own the security of such issuer, documentation of that vote is required along with an explanation to be kept on file. In situations where a portfolio manager decides to vote securities held in his or her Fund differently from another portfolio manager(s) who holds the same security on behalf of another Fund, rationale for the differing vote is documented and kept on file. Factors such as an individual Fund's investment objectives and strategies may lead to different judgments and conclusions by different portfolio managers about the expected impact of proxy proposals. On occasion, a portfolio manager may abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting the proxy of that issuer is outweighed by the cost. Such instances require that a detailed explanation be kept on file. All such documentation will be submitted to the Portfolio Administrator for filing and record keeping.

Goodman & Company N.Y. will not vote proxies received for issuers of securities that are no longer held in a Fund. Goodman & Company N.Y., on behalf of a Fund, will not vote any of the securities a Fund holds in any of its affiliates or associates. However, Goodman & Company N.Y., in its sole discretion, may arrange for securityholders of a Fund to vote their share of those securities.

Where Goodman & Company N.Y. provides sub-advisory investment management services to a registered investment company, Goodman & Company N.Y. will work with the Fund's manager to identify the proxy reports the Fund's board requires, as well as the frequency of those reports. Goodman & Company N.Y. will also work with the Fund manager to assist in facilitating all required regulatory reporting surrounding proxy voting.

As noted above, Goodman & Company N.Y. is a subsidiary of DundeeWealth. Some of the Funds may hold common shares of DundeeWealth or other related entities. There is the potential for a conflict of interest between the interests of the Funds and the interests of Goodman & Company N.Y. or its employees in connection with the exercise of voting rights of the Funds attached to the DundeeWealth shares. There is also the potential for a conflict of interest in connection with the exercise of the Funds' voting rights attached to the shares of another issuer, where the outcome of the vote may directly impact the price of DundeeWealth shares. To the extent that a portfolio manager has any conflict of interest with respect to a company or a matter presented in a proxy proposal, that portfolio manager is required to report to the Legal and Compliance department any such conflicts of interest. In addition, any new conflict of interest situations must also be referred to the Legal & Compliance department.

In order to balance the interests of the Funds in exercising proxies with the desire to avoid the perception of a conflict of interest, Goodman & Company N.Y. has instituted procedures to help ensure that a Fund's proxy is voted:

      o in accordance with the business judgment of the portfolio manager, uninfluenced by considerations other than the best interests of the Fund; and

      o free from any influence by DundeeWealth and without taking into account any consideration relevant to DundeeWealth or any of its associates or affiliates.

            Goodman & Company N.Y. will maintain records relating to a Fund's proxy voting activity. These will include a record of all proxies received; a record of votes cast; a copy of the reasons for voting against management; a copy of reasons for a portfolio manager voting differently from another portfolio manager; and a copy of any documents prepared by Goodman & Company N.Y. that were material to making a decision on how to vote, or that memorialized the basis for a decision.

It is the responsibility of the Director of Compliance, Investment Counsel to amend this document when necessary to reflect changes at Goodman & Company N.Y. and changes in applicable laws and regulatory requirements. At a minimum, the document will be reviewed on an annual basis to determine any necessary amendments.

Existing and prospective clients may obtain a copy of these Proxy Voting Guidelines by contacting the Legal and Compliance Department, 29th Floor, 1 Adelaide Street East, Toronto, Ontario, M5C 2V9. Existing clients may obtain a record of their actual proxy votes by contacting Legal and Compliance Department, 29th Floor, 1Adelaide Street East, Toronto Ontario, M5C 2V9 as well.

                       STATEMENT OF ADDITIONAL INFORMATION

                         JOHCM INTERNATIONAL SELECT FUND


                         A series of DUNDEEWEALTH FUNDS
                       (formerly BHR INSTITUTIONAL FUNDS)


                         CLASS I SHARES (TICKER: JOHIX)
                         CLASS II SHARES (TICKER: JOHAX)

                                January 31, 2010

                               Investment Adviser:
                       DUNDEEWEALTH US, LP (the "Adviser")

                                  Sub-Adviser:
            JO HAMBRO CAPITAL MANAGEMENT LIMITED (the "Sub-Adviser")


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of the DundeeWealth Funds (formerly BHR Institutional Funds) (the "Trust"), the JOHCM International Select Fund (the "Fund"). This SAI should be read in conjunction with the Fund's prospectus dated January 31, 2010 and Annual Report dated September 30, 2009. A copy of the prospectus and Annual Report may be obtained by calling 1-888-572-0968 or on the Trust's website at www.dundeewealthus.com. The financial statements and the notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein.

                                TABLE OF CONTENTS


THE TRUST...................................................................S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES.............S-1
DESCRIPTION OF PERMITTED INVESTMENTS........................................S-2
INVESTMENT LIMITATIONS.....................................................S-11
ADVISER................................................................... S-12
SUB-ADVISER................................................................S-13
SHAREHOLDER SERVICING......................................................S-14
ADMINISTRATOR..............................................................S-15
DISTRIBUTOR................................................................S-15
PAYMENTS TO FINANCIAL INSTITUTIONS.........................................S-16
TRANSFER AGENT.............................................................S-16
CUSTODIAN..................................................................S-16
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................S-16
LEGAL COUNSEL..............................................................S-17
TRUSTEES AND OFFICERS OF THE TRUST.........................................S-17
PRINCIPAL SHAREHOLDERS.....................................................S-22
PURCHASING AND REDEEMING SHARES............................................S-22
DETERMINATION OF NET ASSET VALUE...........................................S-23
TAXES..................................................................... S-24
FUND TRANSACTIONS..........................................................S-25
PORTFOLIO HOLDINGS.........................................................S-26
DESCRIPTION OF SHARES......................................................S-27
SHAREHOLDER LIABILITY......................................................S-28
DIVIDEND RIGHTS............................................................S-28
LIMITATION OF TRUSTEES' LIABILITY..........................................S-28
PROXY VOTING...............................................................S-28
CODE OF ETHICS.............................................................S-28
FINANCIAL STATEMENTS.......................................................S-29
APPENDIX A..................................................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES...........................B-1

THE TRUST


General. The Trust is an open-end investment management company established under Delaware law as a Delaware statutory trust under an Agreement and Declaration of Trust (the "Declaration of Trust") dated June 2, 2006, as the same may be amended from time to time. The Declaration of Trust permits the Trust to offer separate series ("funds") of units of beneficial interest ("shares") and separate classes of shares within each fund. The Trust reserves the right to create and issue shares of additional funds. Each fund, including the JOHCM International Select Fund (the "Fund"), is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The Trust pays, without limitation, its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) other expenses, including audit and legal expenses. Expenses attributable to a specific fund and/or share class shall be payable solely out of the assets of that fund and/or share class. Expenses not attributable to a specific fund and/or share class are allocated across all of the funds on the basis of relative net assets. This SAI relates only to this Fund and not to any other funds of the Trust.


Voting Rights. Each share held entitles the shareholder of record to one vote. The Fund will vote separately on matters relating solely to it. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund's respective investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

JOHCM International Select Fund. The Fund seeks long-term growth of capital. This goal is not fundamental and may be changed by the Fund upon 60 days' prior notice to shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in securities of foreign companies using a core investment management style with a modest growth tilt as described in the prospectus. The Fund may invest in companies of all capitalization ranges. Consistent with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names ("Rule 35d-1"), the Fund has adopted a "non-fundamental" policy to invest, under normal market conditions, at least 80% of its assets plus the amount of any borrowings for investment purposes, in securities of companies headquartered outside the United States. This is a non-fundamental investment policy that may be changed by the Fund's Board of Trustees upon 60 days' prior notice to Fund shareholders.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.

Portfolio Turnover Rate. Portfolio turnover rate is defined under Securities and Exchange Commission (the "SEC") regulations as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.


DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the "Additional Information About Investment Objectives and Policies" section and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with that Fund's investment objective and permitted by the Fund's stated investment policies. Unless otherwise noted, the following investments are non-principal investments of the Fund.

American Depositary Receipts (ADRs). ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Equity Securities. As part of their principal investment strategies, the Fund invests in equity securities, primarily in the form of common stocks. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o Small and Medium Capitalization Issuers. The Fund may invest in small and medium capitalization issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Foreign Securities. As part of its principal investment strategy, the Fund invests in foreign securities. Investments in foreign securities denominated in foreign currencies and/or traded outside of the United States require consideration of certain risks typically not associated with investing in U.S. securities or property. Such risks include, among other things, trade balances and imbalances and related economic policies, unfavorable currency exchange rate fluctuations, imposition of exchange control regulation by the United States or foreign governments, United States and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, political difficulties, including expropriation of assets, confiscatory taxation and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the United States and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of United States' companies. Securities markets outside the United States, while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices more volatile than securities of comparable United States' companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. There also may be less extensive regulation of the securities markets in particular countries than in the United States.

The Fund may also invest in emerging market countries. Developing countries may impose restrictions on the Fund's ability to repatriate investment income or capital. Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, the Fund and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Money Market Securities. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments (the types of which are discussed below) that would not ordinarily be consistent with the Fund's objectives. For purposes of these policies, money market securities include (i) short-term U.S. government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser or Sub-Adviser to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below. For a description of ratings, see Appendix A to this SAI.

U.S. Government Securities. Examples of types of U.S. government obligations in which the Fund may invest include U.S. Treasury obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("Fannie Mae"), Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

      o U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

      o Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts are sold as zero coupon securities.

      o U.S. Government Zero Coupon Securities. STRIPS are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

      o U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

There is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although the issuers of many U.S. Government agency obligations purchased by the Fund, such as Fannie Mae, Freddie Mac and Federal Home Loan Banks, may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government agency obligations held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.


In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency ("FHFA") announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA. The effect that this conservatorship will have on Fannie Mae and Freddie Mac's debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.


Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

      o Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

      o Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

      o Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's net assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser or Sub-Adviser, liquidity or other considerations so warrant.

Securities of Other Investment Companies. Securities of other investment companies, including shares of exchange-traded funds, closed-end investment companies, unit investment trusts, open-end investment companies and real estate investment trusts, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which the Fund can invest in securities of other investment companies. The Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (i) the Fund owns more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (iii) securities issued by all investment companies represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act, rule, or SEC staff interpretations thereunder.

Futures and Options on Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or commodity at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank, a segregated account consisting of cash or liquid securities (i) equal to the contracts' full notional value (in the case of contracts that are not required to "cash settle") or (ii) in amounts (marked-to-market on a daily basis) that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act, the rules, and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain cash or liquid securities in a segregated account equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain cash or liquid securities in a segregated account equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (i) the success of a hedging strategy may depend on the Adviser's or Sub-Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (iii) there may not be a liquid secondary market for a futures contract or option, (iv) trading restrictions or limitations may be imposed by an exchange, and (v) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

Forward Contracts. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and "cash" trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Adviser or Sub-Adviser due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Adviser or Sub-Adviser would otherwise recommend, to the possible detriment of the Fund. Neither the CFTC nor banking authorities regulate forward currency through banks. In respect of such trading, the Fund is subject to the risk of bank failure or the inability or refusal by a bank to perform with respect to such contracts. Market illiquidity or disruption could result in major losses to the Fund.

Options. The Fund may trade and write put and call options on securities, securities indices and currencies, as the Sub-Adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations. See "Investment Limitations." A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets), without limitation, to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

The Fund may write covered call options on securities as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When the Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price which may be in excess of the market value of such securities.

The Fund may purchase and write options, without limitation, on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to fair value procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the Adviser and/or Sub-Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (i) the frequency and volume of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not invest more than 15% of its net assets in illiquid securities.

Restricted Securities. Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act"), or an exemption from registration. As consistent with the Fund's investment objectives, the Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Lending of Portfolio Securities. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser, Sub-Adviser or their respective affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Any securities lending activity in which the Fund may engage will be undertaken pursuant to Board approved procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Short Sales. As consistent with the Fund's investment objectives, the Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short position.

Borrowing. The Fund may borrow money from a bank equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of the Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Fund may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, the Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risks that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

Initial Public Offerings ("IPOs"). The Sub-Adviser generally attempts to allocate IPOs on a pro rata basis. However, due to the typically small size of the IPO allocation available to the Fund and the nature and market capitalization of the companies involved in IPOs, pro rata allocation may not always be possible. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares of an IPO, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.


Special Note Regarding Market Events. Events in the financial sector over the past year have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Fund's investments. It is uncertain how long these conditions will continue.

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Fund's holdings.


INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. With respect to 75% of the Fund's assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. With respect to the restriction under number 3 above, the Fund may borrow money from banks as permitted under the 1940 Act.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of the Fund and may be changed with respect to the Fund by the Board of Trustees without shareholder approval.

The Fund may not:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing; provided that, such pledging, mortgaging or hypothecation does not exceed 5% of the Fund's total assets.

2. Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that the Fund may
(i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts;
(iii) make short sales "against the box"; and (iv) make short sales in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities. The 15% limitation on investments in illiquid securities applies both at the time of initial purchase and while the Fund holds such securities.

6. Enter into futures contracts and options on futures contracts except as permitted by the prospectus and in this SAI.

ADVISER


General. DundeeWealth US, LP is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser was established in 2006 and offers investment management services for investment companies. The Adviser is controlled by 2178991 Ontario Inc., a wholly-owned subsidiary of DundeeWealth Inc. ("DundeeWealth"). DundeeWealth is a Canadian owned, Toronto Stock Exchange ("TSX") listed, wealth management company that creates and provides investment solutions as well as capital markets and advisory services for financial advisers, institutions, corporations and foundations.


Advisory Agreement with the Trust. The Trust and the Adviser have entered into an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the Investment Adviser for the Fund and continuously reviews, supervises and administers the respective investment programs of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. The Adviser has selected and monitors the Sub-Adviser who makes investment decisions for the Fund. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was approved for a term ending on November 11, 2010 at the November 11, 2008 Board of Trustees meeting. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 60-days' written notice. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) for the Class I Shares and Class II Shares of the Fund from exceeding 1.09% and 1.34%, respectively, for a period of three years from July 31, 2009. If at any point while the expense limitations are in place, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent such a recapture does not cause the total annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed 1.09% and 1.34% for the Class I and Class II Shares of the Fund.


For the fiscal period ended September 30, 2009, the Adviser earned advisory fees in the amount of $11,835 and waived fees in the amount of $23,605.


SUB-ADVISER

JO Hambro Capital Management Limited serves as Sub-Adviser to the Fund. The Sub-Adviser is a wholly owned subsidiary of JO Hambro Capital Management Group Limited, a United Kingdom based asset management firm, which is 93% employee owned. The Sub-Adviser makes the investment decisions for the Fund and continuously reviews, supervises and administers a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For its respective services, the Sub-Adviser receives a fee from the Adviser, which is calculated daily based on average daily net assets of the Fund and paid monthly as set forth below:

Fund                                    Sub-Advisory Fee
----                                    ----------------

JOHCM International Select Fund         0.40% of assets on the first $30 million
                                        0.58% of assets on the next $70 million
                                        0.64% of assets on the balance


For the fiscal period ended September 30, 2009, the Sub-Adviser earned fees from the Adviser and waived fees in the amounts of $5,570 and $7,042, respectively.


Portfolio Managers - Other Accounts Managed by the Portfolio Managers

      The following information is as of September 30, 2009, assets under management reported in U.S. dollars.

JOHCM International Select Fund


------------------------------------------------------------------------------------------------------------------------------
                                                                                     Number of Accounts
                                                                                     Managed with         Total Assets
                                                                                     Performance-Based    Managed with
                                                 Number of                           Advisory Fees        Performance-Based
                                                 Accounts         Total Assets                            Advisory Fees
                       Type of Accounts          Managed          Managed
------------------------------------------------------------------------------------------------------------------------------
Christopher J.D.       Registered Investment         0              $0 million             0                     $0
Lees                   Companies
-----------------------------------------------------------------------------------------------------------------------------
                       Other Pooled Investment       2             $117.2million           2               $117.2 million
                       Vehicles
-----------------------------------------------------------------------------------------------------------------------------
                       Other Accounts                1             $29.0 million           0                     $0
-----------------------------------------------------------------------------------------------------------------------------
Nudgem Richyal         Registered Investment         0              $0 million             0                     $0
                       Companies
-----------------------------------------------------------------------------------------------------------------------------
                       Other Pooled Investment       2            $117.2 million           2               $117.2 million
                       Vehicles
-----------------------------------------------------------------------------------------------------------------------------
                       Other Accounts                1             $29.0 million           0                      $0
-----------------------------------------------------------------------------------------------------------------------------

Portfolio Managers - Portfolio Managers' Ownership of Securities in the Fund

The table below provides beneficial ownership of shares of the portfolio managers of the Fund as of September 30, 2009. Please note that the table provides a dollar value of each portfolio manager's holdings in each Fund (none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000,
$500,001-$1,000,000, over $1,000,000).


Name of Fund             Name of Portfolio Manager    Dollar Range of equity
                                                      securities in the Fund
                                                      beneficially owned by the
                                                      Portfolio Manager

JOHCM International      Christopher J.D. Lees        $0
Select Fund

JOHCM International      Nudgem Richyal               $0
Select Fund

The Sub-Adviser compensates the portfolio managers for their management of the Fund. The portfolio managers' compensation consists of a combination of some or all of the following: a salary, a share of performance fees earned by the firm from the non U.S. mutual fund portfolios they manage, and equity interest in the firm based upon volume of assets under management raised.


Conflicts of Interest. As is typical for many money managers, potential conflicts of interest may arise related to portfolio manager's management of accounts including the Fund relating to: where not all accounts are able to participate in a desired IPO or another limited opportunity, the use of soft dollars and other brokerage practices, the voting of proxies, employee personal securities trading, the side by side management of accounts with performance based fees and accounts with fixed fees, and a variety of other circumstances. In all cases, however, the Sub-Adviser believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. The Sub-Adviser's Form ADV, Part II also contains a description of some of its policies and procedures in this regard.

SHAREHOLDER SERVICING

The Fund has adopted a Shareholder Services Plan (the "Shareholder Services Plan"). Under the Shareholder Services Plan, the service providers may be entitled to receive aggregate fees for shareholder services not exceeding twenty-five basis points (0.25%) of the Fund's average daily net assets attributable to Class II Shares in return for providing a broad range of shareholder services, including: (i) maintaining accounts relating to shareholders that invest in Shares; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by service providers; (iv) responding to inquiries from shareholders concerning their investment in the Trust; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Trust; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or their service providers; and
(ix) processing dividend payments from the Fund on behalf of shareholders. As of the date of this SAI, the Fund has not offered Class II Shares and, therefore, no fees were paid under the Shareholder Services Plan.

ADMINISTRATOR

General. PNC Global Investment Servicing, (U.S.), Inc. (the "Administrator"), a Massachusetts corporation has its principal business offices at 301 Bellevue Parkway, Wilmington, DE 19809.

Administration and Accounting Services Agreement with the Trust. The Trust and the Administrator have entered into an Administration Agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a Shareholder Servicing Agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive periods of one year unless terminated by either party on not less than 30 days' prior written notice to the other party.

Administration Fees Paid to the Administrator. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee with respect to each Fund. The following fee schedule remained in effect through the year ending December 31, 2009: 0.0725% of each Fund's first $250 million of average net assets; 0.0525% of each Fund's next $250 million of average net assets; and 0.03% of each Fund's average net assets in excess of $500 million. This fee was subject to a minimum monthly fee of $7,083 for each Fund.

Effective January 1, 2010, the following fee schedule was implemented, pursuant to which fees are calculated based upon the aggregate average net assets of the Fund complex and paid monthly: 0.10% of the Fund complex's first $250 million of aggregate average net assets; 0.08% of the Fund complex's next $250 million of aggregate average net assets; 0.07% of the Fund complex's next $500 million of aggregate average net assets; and 0.05% of the Fund complex's aggregate average net assets in excess of $1 billion. This fee is subject to a minimum monthly fee of $4,167 for each Fund. The Trust also pays additional fees to the Administrator for compliance and related functions. For the fiscal period ended September 30, 2009, the Administrator received fees in the amount of $2,336 for services to the Fund.

DISTRIBUTOR

Foreside Fund Services, LLC (the "Distributor"), and the Trust are parties to a Distribution Agreement dated January 4, 2010 ("Distribution Agreement"). The principal business address of Foreside Fund Services, LLC is Three Canal Plaza, Suite 100, Portland, ME 04101. Pursuant to the Distribution Agreement, the Distributor acts as the agent of the Trust in connection with offering of the Fund's shares commencing January 28, 2010. The Distributor continually distributes shares on a best efforts basis, and has no obligation to sell any specific quantity of shares. Foreside, its affiliates, and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.

The Distribution Agreement was approved at the November 10, 2009 Board of Trustees Meeting for the period from January 28, 2010 through January 27, 2012. After its initial two year term, the continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. If not terminated, this Agreement shall continue automatically in effect for successive one year periods, provided such continuance is specifically approved at least annually as referenced above. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty upon not more than 60 days' written notice by either the Fund, through a vote of a majority of the independent Trustees of the Trust or by a majority of the outstanding shares of the Fund or by the Distributor. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties thereunder.

Foreside receives no compensation for its distribution services from the Trust. Shares are sold with no sales commission; accordingly, Foreside receives no sales commissions. The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services for the Fund. Certain employees of the Adviser may serve as registered representatives of the Distributor to facilitate the distribution of the Fund's shares.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively, the "Financial Institutions") for distribution of shares of the Fund (see "Payments to Financial Institutions"). With respect to certain Financial Institutions and related fund "supermarket" platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements (see also, "Payments to Financial Institutions"). These Financial Institutions may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These Financial Institutions may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

PAYMENTS TO FINANCIAL INSTITUTIONS

Subject to applicable laws and regulations, the Adviser and the Sub-Adviser and/or their affiliates may pay, out of their own assets, compensation to authorized dealers, service organizations and financial intermediaries ("Intermediaries") in connection with the sale and/or servicing of shares of the Fund. These payments ("Additional Payments") would be in addition to the payments by the Fund described in the Fund's prospectus and this SAI for shareholder servicing and processing. These additional payments may take the form of "due diligence" payments for an institution's examination of the Fund and payments for providing extra employee training and information relating to the Fund; "listing" fees for the placement of the Fund on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Fund; "marketing support" fees for providing assistance in promoting the sale of the Fund's shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Adviser and the Sub-Adviser and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder servicing and processing fees paid by the Fund. The Additional Payments made by the Adviser and the Sub-Adviser and/or their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved, and may be different for each Intermediary. Furthermore, the Adviser and the Sub-Adviser and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Adviser and the Sub-Adviser and/or their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable Financial Industry Regulatory Authority regulations. The Additional Payments may include amounts that are sometimes referred to as "revenue sharing" payments. The Fund may reimburse the Adviser for Additional Payments.


TRANSFER AGENT

PNC Global Investment Servicing (U.S), Inc. serves as the Fund's transfer agent. The principal business address of the transfer agent is 760 Moore Road, Valley Forge, PA 19406.

CUSTODIAN


PFPC Trust Company acts as custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act. The principal business address of the Custodian is 8800 Tinicum Boulevard, Philadelphia, PA 19153.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Trust commencing with the Fund's fiscal year ending September 30, 2010. Briggs, Bunting & Dougherty, LLP ("BBD, LLP"), served as independent registered public accounting firm for the Trust through the fiscal year ended September 30, 2009.

LEGAL COUNSEL

Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and the Fund are supervised by the Trustees. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Members of the Board. Set forth below are the names, year of birth, position with the Trust, length of term of office, and their principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is c/o DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.

TRUSTEES:
---------
                                                                                                  Number of
                                                                                                  Funds in
                                                                                                  Fund
                          Position(s)      Term of Office                                         Complex      Other
                          Held with the    and Length of    Principal Occupation(s) During Past   Overseen     Directorships
Name and Year of Birth    Fund             Time Served      5 Years                               by Trustee   Held by Trustee
------------------------------------------------------------------------------------------------------------------------------
Interested Trustee:*
--------------------
Amy Duling                Chairman and     Since June 2006  DundeeWealth US, LP, Managing         15           None
Year of Birth: 1967       Trustee                           Partner

                                                            Constellation Investment Management
                                                            Company, Executive VP of Marketing
                                                            & Product Mgt. (2004-2006)

                                                            Turner Investment Partners,
                                                            National Account Director
                                                            (1999-2004)

Independent Trustees
--------------------

Gary Shugrue              Trustee          Since October    Ascendant Capital Partners,           15           Quaker
Year of Birth: 1954                        2006             President and Chief Investment                     Investment
                                                            Officer                                            Trust
                                                                                                               (registered
                                                                                                               investment
                                                                                                               company)

Dr. James Patton          Trustee          Since October    Comprehensive Oncology Care, LLC,     15           Advaxis, Inc.
Year of Birth: 1957                        2006             President

                                                            Millennium Oncology Management,
                                                            Inc., Vice President

                                                            Liberty View Equity Partners, SBIC,
                                                            LP, Principal

Malcolm MacColl           Trustee          Since June 2008  Crosswind Investments, LLC, Partner   15           None
Year of Birth: 1951                                         and Chief Executive Officer (2009)

                                                            Cowen Asset Management, LLC,
                                                            Chairman and Chief Executive
                                                            Officer (2006-2009)

                                                            Essex Investment Management, Co
                                                            Chief Executive Officer (2006 and
                                                            prior)

*Ms. Duling is an "interested person" under the 1940 Act because she is employed as a Managing Partner of DundeeWealth US, LP.

Board Standing Committees. The Board has established the following standing committees:

o Audit Committee. The Board has a standing Audit Committee which is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Mr. Shugrue, Dr. Patton, and Mr. MacColl currently serve as members of the Audit Committee. The Audit Committee met once during the fiscal year ended September 30, 2009.


o Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of Gary Shugrue, James Patton, Malcolm MacColl and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available or which the Fund believes are unreliable. The Fair Value Pricing Committee's determinations are reviewed by the full Board. The Fair Value Pricing Committee met eight times during the fiscal year ended September 30, 2009.


o Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Mr. Shugrue, Dr. Patton and Mr. MacColl currently serve as members of the Nominating Committee. The Nominating Committee did not meet during the fiscal year ended September 30, 2009.

Board Considerations in Approving the Advisory Agreement. As discussed in the section of this SAI entitled "The Adviser," the continuance of the Advisory Agreement, after the initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year after the initial two-year term, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement, for the upcoming year. The Advisory Agreement was approved at the November 11, 2008 Board of Trustees Meeting for a term ending November 11, 2010. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board's approval of each of the Fund's Advisory and Sub-Advisory Agreements may be reviewed in the Fund's annual report to shareholders dated September 30, 2009, which may be obtained by calling 1-888-572-0968 or visiting the Fund's website at www.dundeewealthus.com.

Fund Shares Owned by Board Members. The following table shows each Trustee's ownership of shares of the Fund and of all Trust funds served by the Trustee as of December 31, 2009:



                                                                                         Aggregate Dollar Range of
                                                                Dollar Range of Fund     Trust Shares Owned By
Fund                               Trustee                      Shares Owned By Trustee  Trustee
------------------------------------------------------------------------------------------------------------------
JOHCM International Select Fund    Amy Duling                   $0                       $0
                                   Dr. James Patton             $0                       $0
                                   Gary Shugrue                 $0                       $0
                                   Malcolm MacColl              $0                       $0


Board Compensation. The Independent Trustees receive an annual retainer of $10,000 per year, $1,500 per meeting and special meeting they attend, $1,000 per audit committee meeting and $250 per fair valuation committee meeting. For the fiscal year ended September 30, 2009, the Independent Trustees received the following fees:


                                                    Pension or Retirement                                  Total Compensation From
                          Aggregate Compensation    Benefits Accrued As Part     Estimated Annual          Fund and Fund Complex
Trustee                   From Fund                 of Funds Expenses            Benefits Upon Retirement  Paid to Trustee
----------------------------------------------------------------------------------------------------------------------------------
Dr. James Patton          $0                        None                         None                      $15,250
Gary Shugrue              $0                        None                         None                      $15,000
Malcolm MacColl           $0                        None                         None                      $14,500

Trust Officers. The officers of the Trust, their respective year of birth, and their principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each officer is c/o DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312. None of the officers received compensation from the Trust for their services.

OFFICERS:
---------

                                              Term of
                                              Office and      Principal
                              Position        Length of       Occupation(s)
                              Held with       Time            During Past 5
Name and Year of Birth        the Funds       Served          Years
----------------------------------------------------------------------------------------------------------
Peter Moran                   President       Since October   DundeeWealth US, LP; Managing Partner
Year of Birth: 1961                           2006
                                                              Constellation Investment Management Company;
                                                              President (2005-2006).

                                                              Turner Investment Partners; Director of
                                                              Intermediary & Mutual Fund Distribution
                                                              (1997-2005).

Amy Duling                    Secretary       Since July      DundeeWealth US, LP; Managing Partner
Year of Birth: 1967                           2008
                                                              Constellation Investment Management Company;
                                                              Executive VP of Marketing & Product Mgt.
                                                              (2004-2006).

                                                              Turner Investment Partners; National Account
                                                              Director (1999-2004).

John Leven                    Treasurer       Since October   DundeeWealth US, LP; Director of Finance and
Year of Birth: 1957                           2006            Administration

                                                              Constellation Investment Management Company;
                                                              Chief Financial Officer (2004-2006).




Holly Butson                  Chief           Since           DundeeWealth US, LP; Chief Compliance Officer
Year of Birth: 1958           Compliance      September
                              Officer         2008            StoneRidge Investment Partners, LLC; Chief
                                                              Operating and Compliance Officer (2004-2008).


                                                              PFPC, Division of PNC Financial Services;
                                                              Associate Director Securities Lending
                                                              (2000-2004).


As of January 1, 2010, the officers and Trustees owned, in aggregate, less than 1% of the Fund.

PRINCIPAL SHAREHOLDERS


As of December 31, 2009, the following persons or organizations held beneficially or of record 5% or more of the shares of the Funds. Persons or organizations owning 25% or more of the voting securities of a Fund are deemed "control persons."


JOHCM International Select Fund - Class I


Name                     Address                     Percentage of Ownership
Wells Fargo Bank NA      P.O. Box 1533               52.59%
                         Minneapolis, MN 55480

Nortrust Nominees Ltd.   50 Bank Street              32.70%
                         Canary Wharf
                         London E14 5NT
                         England

US Bank NA               P.O. Box 1787               9.82%
f/b/o Siltronic Corp.    Milwaukee, WI 53201


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from the Fund up to the lesser of $250,000 or 1% of the Trust's net assets during any 90 day period.


The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practical, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

The Fund may participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Fund through the sponsor of the fund supermarket. In connection with these supermarket arrangements, the Fund has authorized one or more brokers or other organizations to accept on its behalf purchase and redemption orders. In turn, the brokers or other organizations are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. As such, the Fund will be deemed to have received a purchase or redemption order when an authorized broker, other organization or, if applicable, its authorized designee, accepts the order. The customer order will be priced at the Fund's net asset value next computed after acceptance by an authorized broker or other organization or either's authorized designee. In addition, a broker or other organization may charge transaction fees on the purchase and/or sale of Fund shares.

DETERMINATION OF NET ASSET VALUE

General Policy. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

Foreign Securities. Equity securities, which are primarily traded on foreign markets, except for those that trade primarily in Latin America or South America, are generally valued at the preceding closing values of such securities on their respective exchanges. Equity securities which are primarily traded in Latin American or South American markets are valued each day approximately at the time of the close of regular trading on the New York Stock Exchange as though such time were the close of trading on such Latin American or South American market and such Latin American or South American market were a U.S. market.

When the New York Stock Exchange is open, but the foreign market on which an equity security primarily trades is closed, such as for a foreign national holiday, the security will generally be valued at the last available closing value (subject to the Fair Value Procedures adopted by the Board) using the prevailing exchange rate.

Assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the prevailing exchange rates as provided by an appropriate pricing service. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained on a consistent basis at approximately 11:00 a.m. Eastern time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values will also occur with the use of foreign exchange rates obtained at the close of the NYSE, normally 4:00 p.m. Eastern time.

Fair value prices for foreign equity securities may be provided by an independent fair value service in accordance with the fair value methods approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet established criteria for the Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange or otherwise in accordance with its fair value procedures.

TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the prospectus and this SAI are based on the Internal Revenue Code (the "Code") and the regulations issued under it and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

Federal - General Information. The Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund's business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund's total assets may be invested in the securities of (i) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (ii) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (iii) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund's current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year after the loss. As of September 30, 2009 the Fund had a capital loss carry-forward approximating $18,729 that will expire September 30, 2017.

Taxation of Certain Financial Instruments. The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

Investments in Foreign Securities. The Fund, expects to invest in foreign securities, and to be subject to foreign withholding or foreign taxes with respect to income (possibly including, in some cases, capital gains) derived from foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty in some cases. The Fund generally will be entitled to deduct any such foreign taxes in computing its investment company taxable income for U.S. federal income tax purposes.

State and Local Taxes. Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Sub-Adviser may place a combined order for two or more accounts it manages, including the Fund, that are engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Sub-Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. The Sub-Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Sub-Adviser may select a broker based upon brokerage or research services provided to the Sub-Adviser. The Sub-Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), permits the Sub-Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Sub-Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Sub-Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Sub-Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Sub-Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Sub-Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Sub-Adviser under the Sub-Advisory Agreement. Any advisory or other fees paid to the Sub-Adviser are not reduced as a result of the receipt of research services.

In some cases the Sub-Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Sub-Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Sub-Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Sub-Adviser faces a potential conflict of interest, but the Sub-Adviser each believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.


Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser, or the Sub-Adviser for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal period ended September 30, 2009, the Fund paid brokerage commissions in the amount of $20,468.


Securities of "Regular Broker-Dealers." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. For the fiscal year ended September 30, 2009, the Fund held no securities of their regular broker-dealers.

PORTFOLIO HOLDINGS

The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person(s) reports quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each December 31, March 31, June 30, and September 30). The Fund discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

These reports are also available, free of charge, on the Fund's website at www.dundeewealthus.com.

The website provides information about the Fund's complete portfolio holdings, updated as of the most recent calendar month. This information is provided no sooner than 10 days and generally within 60 days following the end of each calendar month. The information on the Fund's website is publicly available to all categories of persons.

In addition to information provided to shareholders and the general public, from time to time rating and ranking organizations, such as Standard and Poor's and Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Fund's portfolio along with related performance attribution statistics. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. The Fund's policies and procedures provide that the Authorized Persons may authorize disclosure of portfolio holdings information to such third parties with different lag times provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program.

No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information.


In addition, the following parties may receive portfolio holdings information, as necessary, in connection with their services to the Fund: PFPC Trust Company, the Fund's Custodian; PNC Global Investment Servicing (U.S.), Inc, the Fund's Administrator and Transfer Agent; BBD, LLP, the Fund's independent registered public accounting firm through fiscal year ended September 30, 2009; PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm commencing November 9, 2009; Drinker Biddle & Reath LLP, counsel to the Fund; Cipperman & Company, counsel to the independent Trustees; Bowne, one of the Fund's financial printers; Vintage, one of the Fund's financial printers; ISS, a proxy voting service provider; and Interactive Data Corporation, Investment Technology Group and Bloomberg, the Fund's pricing agents.


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of the Fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund's shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a Delaware statutory trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

DIVIDEND RIGHTS The Trustees may from time to time declare and pay dividends or other distributions with respect to any Series or Class. The amount of such dividends or distributions and the payment of them and whether they are in cash or any other Trust property shall be wholly in the discretion of the Trustees. All dividends and other distributions on Shares of a particular Series or Class shall be distributed pro rata to the Shareholders of that Series or Class in proportion to the number of Shares of that Series or Class they held on the record date established for such payment.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Declaration of Trust does not attempt to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Sub-Adviser. The Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures, a summary of which is included in Appendix B to this SAI. The Board of Trustees will periodically review the Fund's proxy voting record.


The Trust is required to disclose annually the Fund's complete proxy voting record on Form N-PX. Information regarding how the Trust voted proxies relating to portfolio securities held by the Fund during the 12-month period ending June 30, 2010 will be filed with the SEC on Form N-PX in August 2010, and will be available without charge, upon request, by calling 1-888-572-0968 or by writing to the Fund at DundeeWealth Funds, c/o PNC Global Investment Servicing (U.S.), Inc., P.O. Box 9679, Providence, RI 02940-9679. The Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.


CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and Sub-Adviser have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics ("the Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Adviser's Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

FINANCIAL STATEMENTS


The financial statements of the Fund for the fiscal period ended September 30, 2009, included in the Annual Report to shareholders and the report dated November 24, 2009 of BBD, LLP, the independent registered public accounting firm for the Fund, related thereto, are incorporated herein by reference. No other parts of the Annual Report are incorporated herein by reference.

                                   APPENDIX A
                                   ----------

                        DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings
-------------------------

      A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

      "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


      "A-2" - The obligor's capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.


      "A-3" - Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


      "B" - An obligation is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Ratings of "B1", "B-2" and "B-3" may be assigned to indicate finer distinctions within the "B" category.

      "B-1" - A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

      "B-2" - A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

      "B-3" - A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.


      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.


      "R" - An obligor rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

      "SD" and "D" - an obligor rated "SD" (selective default) or "D" has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A "D" rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An "SD" rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

      "NR" - An issuer designated "NR" is not rated.

      Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      Moody's Investors Service ("Moody's") short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

      Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

      "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

      "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

      Fitch, Inc. / Fitch Ratings Ltd. ("Fitch") short-term ratings scale is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

      "F3" - Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

      "B" - Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

      "C" - Securities possess high short-term default risk. Default is a real possibility.


      "RD" - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.


      "D" - Default. Indicates a broad-based default for an entity, or the default of a specific short-term obligation.

      The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

      "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

      "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

      "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

      "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

      "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

      "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an "R-2 (middle)" credit. However, "R-2
(low)" ratings still display a level of credit strength that allows for a higher rating than the "R-3" category, with this distinction often reflecting the issuer's liquidity profile.

      "R-3" - Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

      "R-4" - Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

      "R-5" - Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

      "D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

Long-Term Credit Ratings
------------------------

      The following summarizes the ratings used by Standard & Poor's for long-term issues:

      "AAA" - An obligor rated "AAA" has extremely strong capacity to meet its financial commitments. "AAA" is the highest issuer credit rating assigned by Standard & Poor's.

      "AA" - An obligor rated "AA" has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

      "A" - An obligor rated "A" has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

      "BBB" - An obligor rated "BBB" has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.


      "BB," "B," "CCC" and "CC" - Obligors rated "BB," "B," "CCC" and "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


      "BB" - An obligor rated "BB" is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.


      "B" - An obligor rated "B" is more vulnerable than the obligors rated "BB", but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments.


      "CCC" - An obligor rated "CCC" is currently vulnerable, and is dependent upon favorable business, financial and economic conditions to meet its financial commitments.

      "CC" - An obligor rated "CC" is currently highly vulnerable.

      Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.


      "R" - An obligor rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

      "SD" and "D" - An obligor rated "SD" (selective default) or "D" has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A "D" rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An "SD" rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A selective default includes the completion of a distressed exchange offer, whereby one or more financial obligation is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

      "NR" - An issuer designated "NR" is not rated.


      Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      The following summarizes the ratings used by Moody's for long-term debt:

      "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

      "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

      "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

      "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

      "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

      "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

      "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

      "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

      "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

      Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      The following summarizes long-term ratings used by Fitch:


      "AAA" - Securities considered to be of the highest credit quality. "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.


      "AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be of high credit quality. "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

      "BBB" - Securities considered to be of good credit quality. "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

      "BB" - Securities considered to be speculative. "BB" ratings indicate that there is an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

      "B" - Securities considered to be highly speculative. "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

      "CCC," "CC" and "C" - A "CCC" rating indicates substantial credit risk, with default a real possibility. A "CC" rating indicates very high levels of credit risk. Default of some kind appears probable. "C" ratings signal exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.


      "RD" - indicates an issuer that in Fitch ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.


      "D" - indicates an issuer that in Fitch ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

      Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

      "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

      In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.


      Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".


      The following summarizes the ratings used by DBRS for long-term debt:


      "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a "AAA" rating.

      "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

      "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

      "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

      "BB" - Long-term debt rated "BB" is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

      "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.


      "CCC", "CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

      "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal; that the issuer has made it clear that it will miss such a payment in the near future or in certain cases, that there has been a distressed exchange. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS. Where this scale is used for preferred securities, the nonpayment of a dividend will only be considered as a "D" if the missed payment constitutes default per the legal documents.


      ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

Municipal Note Ratings
----------------------


      A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:


      o Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

      o Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

      Note rating symbols are as follows:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

      "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

      "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

      In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

      When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

      VMIG rating expirations are a function of each issue's specific structural or credit features.

      "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings
--------------------


A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.


Moody's credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed them in accordance with the terms on which they invested. Fitch's credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                        JO Hambro Capital Management Ltd
                       Proxy Voting Policy and Procedures


JOHCM may have the authority from time to time to vote the proxies of its clients. We consider it to be of paramount importance when assessing proxy voting responsibilities on behalf of its Funds and separate client accounts to recognize the fiduciary responsibility we assume in acting as investment manager. In all cases we exercise our proxy voting obligations with a view of enhancing clients' long term investment values. We believe that this long term value is enhanced by good corporate governance at underlying portfolio companies.

JOHCM has established procedures to ensure that all proxies that are received are properly distributed and voted in a timely manner. Custodian platforms are reviewed by our Operations team on a daily basis and they then provide relevant fund managers with details of upcoming votes requesting a voting decision by the relevant deadline.

JOHCM do not use external voting recommendation sources. Each voting proposal, routine and non routine, is assessed on its merits by the fund manager for each individual fund or client. We will generally be supportive of management in voting proxies when their actions are aligned with the enhancement of shareholder value but are likely to be less supportive when management's and shareholders' interests are not aligned. After careful analysis, a voting decision is made by the fund manager for the particular account and an instruction given back to the authorized individual in our operations team who will submit the proxy vote via the relevant custodians voting platforms.

Should a conflict of interest arise between the Investment Adviser's interests and those of a client, JOHCM will arrange a discussion with such client to review the proxy voting materials and the conflict and will obtain the client's consent before voting. If the Investment Adviser is not able to obtain the client's consent, JOHCM shall take reasonable steps to ensure and must be able to demonstrate that those steps resulted in a decision to vote the proxies in the best interests of the client.

Once the proxy has been voted, it will be recorded and sorted. These records will contain the proxy statements received on behalf of the client, any documents prepared by the fund manager that were material to making a decision on how to vote or that memorialized the basis for the decision and records of the client's request for proxy voting information and any written response. All proxy records shall be maintained for a minimum period of 5 years.

Existing and prospective clients may obtain a copy of these Proxy Voting Guidelines by contacting JO Hambro Capital Management Ltd., Compliance Department, 14 Ryder Street, London, United Kingdom, SW1Y 6QB. Existing clients may obtain a record of their actual proxy votes by contacting JO Hambro Capital Management Ltd., Compliance Department, 14 Ryder Street, London, United Kingdom, SW1Y 6QB as well.

                       STATEMENT OF ADDITIONAL INFORMATION

                      MOUNT LUCAS U.S. FOCUSED EQUITY FUND


                         A series of DUNDEEWEALTH FUNDS
                       (formerly BHR INSTITUTIONAL FUNDS)


                         CLASS I SHARES (TICKER: BMLEX)
                                 CLASS II SHARES

                                January 31, 2010

                               Investment Adviser:
                       DUNDEEWEALTH US, LP (the "Adviser")

                                  Sub-Adviser:
                MOUNT LUCAS MANAGEMENT CORP. (the "Sub-Adviser")


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of the DundeeWealth Funds (formerly BHR Institutional Funds) (the "Trust") and the Mount Lucas U.S. Focused Equity Fund (the "Fund"). This SAI should be read in conjunction with the Fund's prospectus dated January 31, 2010 and Annual Report dated September 30, 2009. A copy of the prospectus and Annual Report may be obtained by calling 1-888-572-0968 or on the Trust's website at www.dundeewealthus.com. The financial statements and the notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein.

                                TABLE OF CONTENTS
                                -----------------


THE TRUST....................................................................S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES..............S-1
DESCRIPTION OF PERMITTED INVESTMENTS.........................................S-2
INVESTMENT LIMITATIONS......................................................S-10
ADVISER.....................................................................S-11
SUB-ADVISER.................................................................S-12
ADMINISTRATOR...............................................................S-14
SHAREHOLDER SERVICING.......................................................S-14
DISTRIBUTOR.................................................................S-15
PAYMENTS TO FINANCIAL INSTITUTIONS..........................................S-15
TRANSFER AGENT..............................................................S-16
CUSTODIAN...................................................................S-16
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................S-16
LEGAL COUNSEL...............................................................S-16
TRUSTEES AND OFFICERS OF THE TRUST..........................................S-16
PRINCIPAL SHAREHOLDERS......................................................S-20
PURCHASING AND REDEEMING SHARES.............................................S-21
DETERMINATION OF NET ASSET VALUE............................................S-21
TAXES.......................................................................S-22
FUND TRANSACTIONS...........................................................S-24
PORTFOLIO HOLDINGS..........................................................S-25
DESCRIPTION OF SHARES.......................................................S-26
SHAREHOLDER LIABILITY.......................................................S-26
DIVIDEND RIGHTS.............................................................S-26
LIMITATION OF TRUSTEES' LIABILITY...........................................S-27
PROXY VOTING................................................................S-27
CODE OF ETHICS..............................................................S-27
FINANCIAL STATEMENTS........................................................S-27
APPENDIX A -RATINGS..........................................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES............................B-1

THE TRUST


General. The Trust is an open-end investment management company established under Delaware law as a Delaware statutory trust under an Agreement and Declaration of Trust (the "Declaration of Trust") dated June 2, 2006, as the same may be amended from time to time. The Declaration of Trust permits the Trust to offer separate series ("funds") of units of beneficial interest ("shares") and separate classes of shares within each fund. The Trust reserves the right to create and issue shares of additional funds. Each fund, including the Mount Lucas U.S. Focused Equity Fund (the "Fund"), is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The Trust pays, without limitation, its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) other expenses, including audit and legal expenses. Expenses attributable to a specific fund and/or share class shall be payable solely out of the assets of that fund and/or share class. Expenses not attributable to a specific fund and/or share class are allocated across all of the funds on the basis of relative net assets. This SAI relates only to this Fund and not to any other funds of the Trust.


Voting Rights. Each share held entitles the shareholder of record to one vote. The Fund will vote separately on matters relating solely to it. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund's respective investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

Mount Lucas U.S. Focused Equity Fund. The Fund seeks long term growth of capital. This goal is fundamental, and may not be changed by the Board of Trustees without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

As its principal investment strategy, the Fund invests primarily in securities of U.S. common stocks and equity securities as described in the prospectus. Consistent with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names ("Rule 35d-1"), the Fund has adopted a "non-fundamental" policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, under normal circumstances, in securities of U.S. common stocks and equity securities. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.

Portfolio Turnover Rate. Portfolio turnover rate is defined under Securities and Exchange Commission (the "SEC") regulations as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. The turnover ratio for the fiscal year ending September 30, 2009 was materially higher than the previous year due in large part to the quantitative investment model utilized by the Sub-Adviser. This model identified an increased number of securities that the Sub-Adviser determined to be suitable investments for the Fund.


DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the "Additional Information About Investment Objectives and Policies" section and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with that Fund's investment objective and permitted by the Fund's stated investment policies. Unless otherwise noted, the following investments are non-principal investments of the Fund.

American Depositary Receipts (ADRs). ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Equity Securities. As part of their principal investment strategies, the Fund invests in equity securities, primarily in the form of common stocks. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o Small and Medium Capitalization Issuers. To the extent consistent with its principal investment strategies, the Fund may invest in some small and medium capitalization issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Money Market Securities. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments (the types of which are discussed below) that would not ordinarily be consistent with the Fund's objectives. For purposes of these policies, money market securities include (i) short-term U.S. government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser or Sub-Adviser to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below. For a description of ratings, see Appendix A to this SAI.

U.S. Government Securities. Examples of types of U.S. government obligations in which the Fund may invest include U.S. Treasury obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

o U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts are sold as zero coupon securities.

o U.S. Government Zero Coupon Securities. STRIPS are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

There is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although the issuers of many U.S. Government agency obligations purchased by the Fund, such as Fannie Mae, Freddie Mac and Federal Home Loan Banks, may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government agency obligations held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.


In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency ("FHFA") announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA. The effect that this conservatorship will have on Fannie Mae and Freddie Mac's debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.


Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

      o Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

      o Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

      o Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's net assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser or Sub-Adviser, liquidity or other considerations so warrant.

Securities of Other Investment Companies. Securities of other investment companies, including shares of exchange-traded funds, closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which the Fund can invest in securities of other investment companies. The Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (i) the Fund owns more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (iii) securities issued by all investment companies represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act, rule, or SEC staff interpretations thereunder.

Futures and Options on Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or commodity at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank, a segregated account consisting of cash or liquid securities (i) equal to the contracts' full notional value (in the case of contracts that are not required to "cash settle") or (ii) in amounts (marked-to-market on a daily basis) that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act, the rules, and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain cash or liquid securities in a segregated account equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain cash or liquid securities in a segregated account equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (i) the success of a hedging strategy may depend on the Adviser's or Sub-Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (iii) there may not be a liquid secondary market for a futures contract or option, (iv) trading restrictions or limitations may be imposed by an exchange, and (v) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

Options. The Fund may trade and write put and call options on securities, securities indices and currencies, as the Sub-Adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations. See "Investment Limitations." A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets), without limitation, to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

The Fund may write covered call options on securities as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When the Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price which may be in excess of the market value of such securities.

The Fund may purchase and write options, without limitation, on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to fair value procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the Adviser and/or Sub-Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (i) the frequency and volume of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not invest more than 15% of its net assets in illiquid securities.

Restricted Securities. Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act"), or an exemption from registration. As consistent with the Fund's investment objectives, the Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Lending of Portfolio Securities. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser, Sub-Adviser or their respective affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Any securities lending activity in which the Fund may engage will be undertaken pursuant to Board approved procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Short Sales. As consistent with the Fund's investment objectives, the Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short position.

Borrowing. The Fund may borrow money from a bank equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of the Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Fund may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, the Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risks that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

Initial Public Offerings ("IPOs"). The Sub-Adviser generally attempts to allocate IPOs on a pro rata basis. However, due to the typically small size of the IPO allocation available to the Fund and the nature and market capitalization of the companies involved in IPOs, pro rata allocation may not always be possible. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares of an IPO, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Special Note Regarding Market Events. Events in the financial sector over the past year have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Fund's investments. It is uncertain how long these conditions will continue.

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Fund's holdings.


INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

5. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. With respect to the restriction under number 3 above, the Fund may borrow money from banks as permitted under the 1940 Act.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of the Fund and may be changed with respect to the Fund by the Board of Trustees without shareholder approval.

The Fund may not:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing; provided that, such pledging, mortgaging or hypothecation does not exceed 5% of the Fund's total assets.

2. Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that the Fund may
(i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts;
(iii) make short sales "against the box"; and (iv) make short sales in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities. The 15% limitation on investments in illiquid securities applies both at the time of initial purchase and while the Fund holds such securities.

6. Enter into futures contracts and options on futures contracts except as permitted by the prospectus and in this SAI.

ADVISER


General. DundeeWealth US, LP is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser was established in 2006 and offers investment management services for investment companies. The Adviser is controlled by 2178991 Ontario Inc., a wholly-owned subsidiary of DundeeWealth Inc. ("DundeeWealth"). DundeeWealth is a Canadian owned, Toronto Stock Exchange ("TSX") listed, wealth management company that creates and provides investment solutions as well as capital markets and advisory services for financial advisers, institutions, corporations and foundations.


Advisory Agreement with the Trust. The Trust and the Adviser have entered into an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the Investment Adviser for the Fund and continuously reviews, supervises and administers the respective investment programs of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. The Adviser has selected and monitors the Sub-Adviser who makes investment decisions for the Fund. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was approved for a term ending November 11, 2010 at the November 11, 2008 Board of Trustees meeting. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 60-days' written notice. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive all or a portion of its fee and reimburse expenses in order to keep total operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) for Class I and Class II Shares of the Fund from exceeding 0.95% and 1.20% of average daily net assets, respectively, until September 28, 2011. If at any point during the three year period ending September 27, 2010 of Fund operations it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may retain the difference between the "Total Annual Operating Expenses" (excluding taxes, extraordinary expenses, brokerage commissions and interest) and 0.95% and 1.20% for Class I and Class II Shares of the Fund, respectively, to recapture any of its prior waivers or reimbursements. Additionally, if at any point during the three year period commencing September 28, 2010 it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent such a recapture does not cause the Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

For the fiscal year ended September 30, 2009 and 2008, the Adviser earned advisory fees in the amount of $20,840 and $34,787, respectively and waived fees in the amount of $193,395 and $191,013, respectively.


SUB-ADVISER

Mount Lucas Management Corp. serves as Sub-Adviser to the Fund. The Sub-Adviser makes the investment decisions for the Fund and continuously reviews, supervises and administers a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For its respective services as investment Sub-Adviser to the Fund, the Sub-Adviser is entitled to receive investment sub-advisory fees from the Adviser at an annualized rate, calculated daily based on the average daily net assets of the Fund and paid monthly. The Sub-Adviser will be paid 0.25% on the first $200,000,000 and 0.60% on the balance of the average daily net assets.


For the fiscal year ended September 30, 2009 and September 30, 2008 the Sub-Adviser earned fees from the Adviser in the amount of $6,947 and $10,564, respectively, and waived fees in the amount of $135,000 and $0, respectively. The Sub-Adviser did not receive any fees for the fiscal year ended September 30, 2007.


Portfolio Managers - Other Accounts Managed by the Portfolio Managers

All portfolios are team-managed by Mount Lucas Management Corp., led by Timothy
J. Rudderow, President. The following information is as of September 30, 2009:

Mount Lucas U.S. Focused Equity Fund


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Number of
                                                                                                   Accounts         Total Assets
                                                              Number of                          Managed with       Managed with
                                                               Accounts       Total Assets     Performance-Based  Performance-Based
                                    Type of Accounts           Managed          Managed         Advisory Fees      Advisory Fees
------------------------------------------------------------------------------------------------------------------------------------
Timothy J. Rudderow           Registered Investment               0                 $0                0                  $0
                              Companies
                              ------------------------------------------------------------------------------------------------------
                              Other Pooled Investment             7          $748.5 million           6            $742.3 million
                              Vehicles
                              ------------------------------------------------------------------------------------------------------
                              Other Accounts                      21         $308.7 million           0                  $0

------------------------------------------------------------------------------------------------------------------------------------
Roger E. Alcaly               Registered Investment               0                 $0                0                  $0
                              Companies
                              ------------------------------------------------------------------------------------------------------
                              Other Pooled Investment             7           $748.5 million          6            $742.3 million
                              Vehicles
                              ------------------------------------------------------------------------------------------------------
                              Other Accounts                      21          $308.7 million          0                  $0

------------------------------------------------------------------------------------------------------------------------------------
Nan Q. Lu                     Registered Investment               0             $0 million            0                  $0
                              Companies
                              ------------------------------------------------------------------------------------------------------
                              Other Pooled Investment             7           $748.5 million          6            $742.3 million
                              Vehicles
                              ------------------------------------------------------------------------------------------------------
                              Other Accounts                      21          $308.7 million          0                  $0
------------------------------------------------------------------------------------------------------------------------------------


Portfolio Managers - Portfolio Managers' Ownership of Securities in the Fund

The table below provides beneficial ownership of shares of the portfolio managers of the Fund as of September 30, 2009. Please note that the table provides a dollar value of each portfolio manager's holdings in each Fund (none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000,
$500,001-$1,000,000, over $1,000,000).


                                                             Dollar Range of equity securities in the Fund
Name of Fund                   Name of Portfolio Manager     beneficially owned by the Portfolio Manager
Mount Lucas U.S. Focused       Timothy J. Rudderow           $100,001 - $500,000
Equity Fund

Mount Lucas U.S. Focused       Roger Alcaly                  $0
Equity Fund

Mount Lucas U.S. Focused       Nan Q. Lu                     $0
Equity Fund


Messrs. Rudderow and Alcaly are equal shareholders in Mount Lucas Management Corporation. Ms. Lu participates in a shadow stock program that is tied to firm profitability. Mount Lucas' employees receive a base salary and a bonus based on job description and experience. There are no deferred compensation plans. There is a 401(k) plan that is open to all employees with a company match. Salaries are reviewed, and adjusted if necessary, annually. Bonuses are based on a percentage of salary and awarded at the discretion of the Board of Directors. Bonuses are based on pre-tax performance of Mount Lucas for the current year.

Conflicts of Interest. As is typical for many money managers, potential conflicts of interest may arise related to portfolio manager's management of accounts including the Fund relating to: where not all accounts are able to participate in a desired IPO or another limited opportunity, the use of soft dollars and other brokerage practices, the voting of proxies, employee personal securities trading, the side by side management of accounts with performance based fees and accounts with fixed fees, and a variety of other circumstances. In all cases, however, the Sub-Adviser believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. The Sub-Adviser's Form ADV, Part II also contains a description of some of its policies and procedures in this regard.

ADMINISTRATOR

General. PNC Global Investment Servicing (U.S.) Inc. ("PNC" or the "Administrator"), a Massachusetts corporation has its principal business offices at 301 Bellevue Parkway, Wilmington, DE 19809.

Administration and Accounting Services Agreement with the Trust. The Trust and the Administrator have entered into an Administration Agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a Shareholder Servicing Agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive periods of one year unless terminated by either party on not less than 30 days' prior written notice to the other party.

Administration Fees Paid to the Administrator. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee with respect to each Fund. The following fee schedule remained in effect through the year ending December 31, 2009: 0.0725% of each Fund's first $250 million of average net assets; 0.0525% of each Fund's next $250 million of average net assets; and 0.03% of each Fund's average net assets in excess of $500 million. This fee was subject to a minimum monthly fee of $7,083 for each Fund.

Effective January 1, 2010, the following fee schedule was implemented, pursuant to which fees are calculated based upon the aggregate average net assets of the Fund complex and paid monthly: 0.10% of the Fund complex's first $250 million of aggregate average net assets; 0.08% of the Fund complex's next $250 million of aggregate average net assets; 0.07% of the Fund complex's next $500 million of aggregate average net assets; and 0.05% of the Fund complex's aggregate average net assets in excess of $1 billion. This fee is subject to a minimum monthly fee of $4,167 for each Fund. The Trust also pays additional fees to the Administrator for compliance and related functions. For the fiscal years ended September 30, 2009 and September 30, 2008, the Administrator received fees in the amount of $86,271 and $39,194, respectively for services to the Fund.

SHAREHOLDER SERVICING

The Fund has adopted a Shareholder Services Plan (the "Shareholder Services Plan"). Under the Shareholder Services Plan, the service providers are entitled to receive aggregate fees for shareholder services not exceeding twenty-five basis points (0.25%) of the Fund's average daily net assets attributable to Class II Shares in return for providing a broad range of shareholder services, including: (i) maintaining accounts relating to shareholders that invest in Shares; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by service providers; (iv) responding to inquiries from shareholders concerning their investment in the Trust; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Trust; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or their service providers; and (ix) processing dividend payments from the Fund on behalf of shareholders. As of the date of this SAI, the Fund has not offered Class II Shares and, therefore, no fees were paid under the Shareholder Services Plan.

DISTRIBUTOR

Foreside Fund Services, LLC (the "Distributor"), and the Trust are parties to a Distribution Agreement dated January 4, 2010 ("Distribution Agreement"). The principal business address of Foreside Fund Services, LLC is Three Canal Plaza, Suite 100, Portland, ME 04101. Pursuant to the Distribution Agreement, the Distributor acts as the agent of the Trust in connection with offering of the Fund's shares commencing January 28, 2010. The Distributor continually distributes shares on a best efforts basis, and has no obligation to sell any specific quantity of shares. Foreside, its affiliates, and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.

The Distribution Agreement was approved at the November 10, 2009 Board of Trustees Meeting for the period from January 28, 2010 through January 27, 2012. After its initial two year term, the continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. If not terminated, this Agreement shall continue automatically in effect for successive one year periods, provided such continuance is specifically approved at least annually as referenced above. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty upon not more than 60 days' written notice by either the Fund, through a vote of a majority of the independent Trustees of the Trust or by a majority of the outstanding shares of the Fund or by the Distributor. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties thereunder.

Foreside receives no compensation for its distribution services from the Trust. Shares are sold with no sales commission; accordingly, Foreside receives no sales commissions. The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services for the Fund. Certain employees of the Adviser may serve as registered representatives of the Distributor to facilitate the distribution of the Fund's shares.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively, the "Financial Institutions") for distribution of shares of the Fund (see "Payments to Financial Institutions"). With respect to certain Financial Institutions and related fund "supermarket" platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements (see also, "Payments to Financial Institutions"). These Financial Institutions may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These Financial Institutions may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

PAYMENTS TO FINANCIAL INSTITUTIONS

Subject to applicable laws and regulations, the Adviser and the Sub-Adviser and/or their affiliates may pay, out of their own assets, compensation to authorized dealers, service organizations and financial intermediaries ("Intermediaries") in connection with the sale and/or servicing of shares of the Fund. These payments ("Additional Payments") would be in addition to the payments by the Fund described in the Fund's prospectus and this SAI for shareholder servicing and processing. These additional payments may take the form of "due diligence" payments for an institution's examination of the Fund and payments for providing extra employee training and information relating to the Fund; "listing" fees for the placement of the Fund on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Fund; "marketing support" fees for providing assistance in promoting the sale of the Fund's shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Adviser and the Sub-Adviser and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder servicing and processing fees paid by the Fund. The Additional Payments made by the Adviser and the Sub-Adviser and/or their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved, and may be different for each Intermediary. Furthermore, the Adviser and the Sub-Adviser and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Adviser and the Sub-Adviser and/or their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable Financial Industry Regulatory Authority regulations. The Additional Payments may include amounts that are sometimes referred to as "revenue sharing" payments. The Fund may reimburse the Adviser for Additional Payments.

TRANSFER AGENT

PNC serves as the Fund's transfer agent. The principal business address of the transfer agent is 760 Moore Road, Valley Forge, PA 19406.

CUSTODIAN


PFPC Trust Company acts as custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act. The principal business address of the Custodian is 8800 Tinicum Boulevard, Philadelphia, PA 19153.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Trust commencing with the Fund's fiscal year ending September 30, 2010. Briggs, Bunting, & Dougherty, LLP ("BBD, LLP"), served as independent registered public accounting firm for the Trust through the fiscal year ended September 30, 2009.


LEGAL COUNSEL

Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and the Fund are supervised by the Trustees. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Members of the Board. Set forth below are the names, year of birth, position with the Trust, length of term of office, and their principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is c/o DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.

TRUSTEES:
---------
                                                 Term of              Principal                                     Other
                               Position(s)     Office and           Occupation(s)       Number of Funds in the  Directorships
                                Held with       Length of           During Past 5       Fund Complex Overseen      Held by
    Name and Year of Birth       the Fund      Time Served              Years                 by Trustee           Trustee
-----------------------------------------------------------------------------------------------------------------------------

Interested Trustee:*
--------------------
Amy Duling                    Chairman and   Since June 2006   DundeeWealth US, LP,               15                 None
Year of Birth: 1967           Trustee                          Managing Partner

                                                               Constellation
                                                               Investment Management
                                                               Company, Executive VP
                                                               of Marketing & Product
                                                               Mgt. (2004-2006)

                                                               Turner Investment
                                                               Partners, National
                                                               Account Director
                                                               (1999-2004).

Independent Trustees:
---------------------
Gary Shugrue                  Trustee         Since October    Ascendant Capital                  15                Quaker
Year of Birth: 1954                               2006         Partners, President and                            Investment
                                                               Chief Investment                                     Trust
                                                               Officer.                                          (registered
                                                                                                                  investment
                                                                                                                   company)

Dr. James Patton              Trustee         Since October    Comprehensive Oncology             15            Advaxis, Inc.
Year of Birth: 1957                               2006         Care, LLC,
                                                               President

                                                               Millennium Oncology
                                                               Management, Inc., Vice
                                                               President

                                                               Liberty View Equity
                                                               Partners, SBIC, LP,
                                                               Principal (1999-2004).

Malcolm MacColl               Trustee        Since June 2008   Crosswind Investments,             15                 None
Year of Birth: 1951                                            LLC, Partner and Chief
                                                               Executive Officer (2009)

                                                               Cowen Asset Management,
                                                               LLC, Chairman and Chief
                                                               Executive Officer
                                                               (2006-2009)

                                                               Essex Investment
                                                               Management, Co Chief
                                                               Executive Officer (2006
                                                               and prior)

*Ms. Duling is an "interested person" under the 1940 Act because she is employed as a Managing Partner of DundeeWealth US, LP.

Board Standing Committees. The Board has established the following standing committees:

o Audit Committee. The Board has a standing Audit Committee which is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Mr. Shugrue, Dr. Patton and Mr. MacColl currently serve as members of the Audit Committee. The Audit Committee met once during the fiscal year ended September 30, 2009.


o Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of Gary Shugrue, James Patton, Malcolm MacColl and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available or which the Fund believes are unreliable. The Fair Value Pricing Committee's determinations are reviewed by the full Board. The Fair Value Pricing Committee met eight times during the fiscal year ended September 30, 2009.


o Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Mr. Shugrue, Dr. Patton and Mr. MacColl currently serve as members of the Nominating Committee. The Nominating Committee did not meet during the fiscal year ended September 30, 2009.

Board Considerations in Approving the Advisory Agreement. As discussed in the section of this SAI entitled "The Adviser," the Board's continuance of the Advisory Agreement, after the initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was approved at the November 11, 2008 Board of Trustees Meeting for a term ending on November 11, 2010. Each year after the initial two-year term, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Boards' approval of the Fund's Advisory and Sub-Advisory Agreements may be reviewed in the Fund's annual report to shareholders dated September 30, 2009, which may be obtained by calling 1-888-572-0968 or visiting the Fund's website at www.dundeewealthus.com.


Fund Shares Owned by Board Members. The following table shows each Trustee's ownership of shares of the Fund and of all Trust funds served by the Trustee as of December 31, 2009:



                                            Dollar Range of Fund Shares   Aggregate  Dollar Range of Trust
Fund                    Trustee             Owned By Trustees             Shares Owned By Trustee
----------------------------------------------------------------------------------------------------------
Mount Lucas U.S.
Focused Equity
Fund                    Amy Duling          $0                            $0
                        Dr. James Patton    $0                            $0
                        Gary Shugrue        $0                            $0
                        Malcolm MacColl     $0                            $0


Board Compensation. The Independent Trustees receive an annual retainer of $10,000 per year, $1,500 per meeting and special meeting they attend, $1,000 per audit committee meeting and $250 per fair valuation committee meeting. For the fiscal year ended September 30, 2009, the Independent Trustees received the following fees:


------------------------------------------------------------------------------------------------------------------------------
Trustee               Aggregate Compensation     Pension or Retirement      Estimated Annual           Total Compensation From
                      From Fund                  Benefits Accrued As Part   Benefits Upon Retirement   Fund and Fund Complex
                                                 of Funds Expenses                                     Paid to Directors
------------------------------------------------------------------------------------------------------------------------------
Dr. James Patton      $1,556                     None                       None                       $15,250
------------------------------------------------------------------------------------------------------------------------------
Gary Shugrue          $1,556                     None                       None                       $15,000
------------------------------------------------------------------------------------------------------------------------------
Malcolm MacColl       $1,556                     None                       None                       $14,500
------------------------------------------------------------------------------------------------------------------------------

Trust Officers. The officers of the Trust, their respective year of birth, and their principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each officer is c/o DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312. None of the officers receive compensation from the Trust for their services, except the Chief Compliance Officer received $1,336 from the Fund for the fiscal year ended September 30, 2009.

OFFICERS:
---------
                                                Term of
                                              Office and                              Principal
                              Position         Length of                            Occupation(s)
                             Held with           Time                               During Past 5
Name and Year of Birth        the Fund          Served                                  Years
---------------------------------------------------------------------------------------------------------------------

Peter Moran                   President       Since October    DundeeWealth US, LP; Managing Partner
Year of Birth: 1961                                            Constellation Investment Management Company; President
                                                               (2005-2006)

                                                               Turner Investment Partners; Director of Intermediary &
                                                               Mutual Fund Distribution (1997-2005)

John Leven                    Treasurer       Since October    DundeeWealth US, LP; Director of Finance and
Year of Birth: 1957                               2006         Administration

                                                               Constellation Investment Management Company; Chief
                                                               Financial Officer (2004-2006)

Holly Butson                  Chief          Since September   DundeeWealth US, LP; Chief Compliance Officer
Year of Birth: 1958           Compliance          2008
                              Officer                          StoneRidge Investment Partners, LLC; Chief Operating and
                                                               Compliance Officer (2004-2008)

                                                               PFPC, Division of PNC Financial Services; Associate
                                                               Director Securities Lending (2000-2004)

Amy Duling                    Secretary      Since July 2008   DundeeWealth US, LP, Managing Partner
Year of Birth: 1967
                                                               Constellation Investment Management Company, Executive VP
                                                               of Marketing & Product Mgt. (2004-2006)

                                                               Turner Investment Partners, National Account Director
                                                               (1999-2004)


As of January 1, 2010, the officers and Trustees of the Fund owned, in aggregate, less than 1% of the Fund.

PRINCIPAL SHAREHOLDERS


As of December 31, 2009, the following persons or organizations held beneficially or of record 5% or more of the shares of the Funds. Persons or organizations owning 25% or more of the voting securities of a Fund are deemed "control persons."

Mount Lucas U.S. Focused Equity Fund - Class I


Name                              Address                        Percentage of Ownership
National Financial Services LLC   One World Financial Center     79.26%
                                  200 Liberty Street
                                  New York, NY 10281

Charles Schwab & Co. Inc.         101 Montgomery Street          14.01%
                                  San Francisco, CA 94104


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from the Fund up to the lesser of $250,000 or 1% of the Trust's net assets during any 90 day period.


The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practical, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

The Fund may participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Fund through the sponsor of the fund supermarket. In connection with these supermarket arrangements, the Fund has authorized one or more brokers or other organizations to accept on its behalf purchase and redemption orders. In turn, the brokers or other organizations are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. As such, the Fund will be deemed to have received a purchase or redemption order when an authorized broker, other organization or, if applicable, its authorized designee, accepts the order. The customer order will be priced at the Fund's net asset value next computed after acceptance by an authorized broker or other organization or either's authorized designee. In addition, a broker or other organization may charge transaction fees on the purchase and/or sale of Fund shares.

DETERMINATION OF NET ASSET VALUE

General Policy. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

Foreign Securities. Equity securities, which are primarily traded on foreign markets, except for those that trade primarily in Latin America or South America, are generally valued at the preceding closing values of such securities on their respective exchanges. Equity securities which are primarily traded in Latin American or South American markets are valued each day approximately at the time of the close of regular trading on the New York Stock Exchange as though such time were the close of trading on such Latin American or South American market and such Latin American or South American market were a U.S. market.

When the New York Stock Exchange is open, but the foreign market on which an equity security primarily trades is closed, such as for a foreign national holiday, the security will generally be valued at the last available closing value (subject to the Fair Value Procedures adopted by the Board) using the prevailing exchange rate.

Assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the prevailing exchange rates as provided by an appropriate pricing service. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained on a consistent basis at approximately 11:00 a.m. Eastern time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values will also occur with the use of foreign exchange rates obtained at the close of the NYSE, normally 4:00 p.m. Eastern time.

Fair value prices for foreign equity securities may be provided by an independent fair value service in accordance with the fair value methods approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet established criteria for a Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange or otherwise in accordance with its fair value procedures.

TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the prospectus and this SAI are based on the Internal Revenue Code (the "Code") and the regulations issued under it and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

Federal - General Information. The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund's total assets may be invested in the securities of (i) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (ii) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (iii) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund's current and accumulated earnings and profits and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year after the loss. As of September 30, 2009 the Fund had a capital loss carry-forward approximating $953,379 that will expire September 30, 2017.

Taxation of Certain Financial Instruments. The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by the Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

Investments in Foreign Securities. The Fund, to the extent it invests in foreign securities, may be subject to foreign withholding or foreign taxes with respect to income (possibly including, in some cases, capital gains) derived from foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty in some cases. The Fund generally will be entitled to deduct any such income taxes in computing its income for U.S. federal income tax purposes.

State and Local Taxes. Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Sub-Adviser may place a combined order for two or more accounts it manages, including the Fund, that are engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Sub-Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. The Sub-Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Sub-Adviser may select a broker based upon brokerage or research services provided to the Sub-Adviser. The Sub-Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), permits the Sub-Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Sub-Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Sub-Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Sub-Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Sub-Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Sub-Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Sub-Adviser under the Sub-Advisory Agreement. Any advisory or other fees paid to the Sub-Adviser are not reduced as a result of the receipt of research services.

In some cases the Sub-Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Sub-Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Sub-Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Sub-Adviser faces a potential conflict of interest, but the Sub-Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.


Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser, or the Sub-Adviser for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended September 30, 2009 and September 30, 2008, the Fund paid brokerage commissions in the amount of $3,259 and $2,223, respectively.


Securities of "Regular Broker-Dealers." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. For the fiscal year ended September 30, 2009, the Fund held no securities of their regular broker-dealers.

PORTFOLIO HOLDINGS

The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person(s) reports quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each December 31, March 31, June 30, and September 30). The Fund discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

These reports are also available, free of charge, on the Fund's website at www.dundeewealthus.com.

The website provides information about the Fund's complete portfolio holdings, updated as of the most recent calendar month. This information is provided no sooner than 10 days and generally within 60 days following the end of each calendar month. The information on the Fund's website is publicly available to all categories of persons.

In addition to information provided to shareholders and the general public, from time to time rating and ranking organizations, such as Standard and Poor's and Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Fund's portfolio along with related performance attribution statistics. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. The Fund's policies and procedures provide that the Authorized Persons may authorize disclosure of portfolio holdings information to such third parties with different lag times provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program.

No compensation or other consideration is paid to, or received by, any party in connection with the disclosure of portfolio holdings information including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information.


In addition, the following parties may receive portfolio holdings information, as necessary, in connection with their services to the Fund: PFPC Trust Company, the Fund's Custodian; PNC Global Investment Servicing (U.S.), Inc., the Fund's Administrator and Transfer Agent; BBD, LLP, the Fund's independent registered public accounting firm through fiscal year ended September 30, 2009; PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm commencing November 9, 2009; Drinker Biddle & Reath LLP, counsel to the Fund; Cipperman & Company, counsel to the independent Trustees; Bowne, one of the Fund's financial printers; Vintage, one of the Fund's financial printers; ISS, a proxy voting service provider; and Interactive Data Corporation, Investment Technology Group and Bloomberg, the Fund's pricing agents. .


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of the Fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund's shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a Delaware statutory trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

DIVIDEND RIGHTS

The Trustees may from time to time declare and pay dividends or other distributions with respect to any Series or Class. The amount of such dividends or distributions and the payment of them and whether they are in cash or any other Trust property shall be wholly in the discretion of the Trustees. All dividends and other distributions on Shares of a particular Class shall be distributed pro rata to the Shareholders of that Series or Class in proportion to the number of Shares of that Series or Class they held on the record date established for such payment.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Declaration of Trust does not attempt to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Sub-Adviser. The Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures, a summary of which is included in Appendix B to this SAI. The Board of Trustees will periodically review the Fund's proxy voting record.


The Trust is required to disclose annually the Fund's complete proxy voting record on Form N-PX. Information regarding how the Trust voted proxies relating to portfolio securities held by the Fund during the 12-month period ended June 30, 2009, which was filed with the SEC on Form N-PX, is available without charge, upon request, by calling 1-888-572-0968 or by writing to the Fund at DundeeWealth Funds, c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9679, Providence, RI 02940-9679. The Fund's Form N-PX is also available on the SEC's website at www.sec.gov.


CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and Sub-Adviser have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics ("the Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Adviser's Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

FINANCIAL STATEMENTS


The financial statements of the Fund for the fiscal year ended September 30, 2009, included in the Annual Report to shareholders and the report dated November 24, 2009 of BBD, LLP, the independent registered public accounting firm for the Fund, related thereto, are incorporated herein by reference. No other parts of the Annual Report are incorporated herein by reference.

                               APPENDIX A -RATINGS

                        DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings
-------------------------

      A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

      "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


      "A-2" - The obligor's capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.


      "A-3" - Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


      "B" - An obligation is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Ratings of "B1", "B-2" and "B-3" may be assigned to indicate finer distinctions within the "B" category.

      "B-1" - A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

      "B-2" - A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

      "B-3" - A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.


      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.


      "R" - An obligor rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

      "SD" and "D" - an obligor rated "SD" (selective default) or "D" has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A "D" rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An "SD" rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

      "NR" - An issuer designated "NR" is not rated.


      Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      Moody's Investors Service ("Moody's") short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

      Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

      "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

      "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

      Fitch, Inc. / Fitch Ratings Ltd. ("Fitch") short-term ratings scale is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

      "F3" - Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

      "B" - Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

      "C" - Securities possess high short-term default risk. Default is a real possibility.


      "RD" - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.


      "D" - Default. Indicates a broad-based default for an entity, or the default of a specific short-term obligation.

      The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

      "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

      "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

      "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

      "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

      "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

      "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an "R-2 (middle)" credit. However, "R-2
(low)" ratings still display a level of credit strength that allows for a higher rating than the "R-3" category, with this distinction often reflecting the issuer's liquidity profile.

      "R-3" - Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

      "R-4" - Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

      "R-5" - Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

      "D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

Long-Term Credit Ratings
------------------------

      The following summarizes the ratings used by Standard & Poor's for long-term issues:

      "AAA" - An obligor rated "AAA" has extremely strong capacity to meet its financial commitments. "AAA" is the highest issuer credit rating assigned by Standard & Poor's.

      "AA" - An obligor rated "AA" has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

      "A" - An obligor rated "A" has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

      "BBB" - An obligor rated "BBB" has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.


      "BB," "B," "CCC" and "CC" - Obligors rated "BB," "B," "CCC" and "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


      "BB" - An obligor rated "BB" is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.


      "B" - An obligor rated "B" is more vulnerable than the obligors rated "BB", but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments.


      "CCC" - An obligor rated "CCC" is currently vulnerable, and is dependent upon favorable business, financial and economic conditions to meet its financial commitments.

      "CC" - An obligor rated "CC" is currently highly vulnerable.

      Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.


      "R" - An obligor rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

      "SD" and "D" - An obligor rated "SD" (selective default) or "D" has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A "D" rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An "SD" rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A selective default includes the completion of a distressed exchange offer, whereby one or more financial obligation is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

      "NR" - An issuer designated "NR" is not rated.


      Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      The following summarizes the ratings used by Moody's for long-term debt:

      "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

      "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

      "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

      "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

      "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

      "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

      "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

      "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

      "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

      Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      The following summarizes long-term ratings used by Fitch:


      "AAA" - Securities considered to be of the highest credit quality. "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.


      "AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be of high credit quality. "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

      "BBB" - Securities considered to be of good credit quality. "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

      "BB" - Securities considered to be speculative. "BB" ratings indicate that there is an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

      "B" - Securities considered to be highly speculative. "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

      "CCC," "CC" and "C" - A "CCC" rating indicates substantial credit risk, with default a real possibility. A "CC" rating indicates very high levels of credit risk. Default of some kind appears probable. "C" ratings signal exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.


      "RD" - indicates an issuer that in Fitch ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.


      "D" - indicates an issuer that in Fitch ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

      Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

      "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

      In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.


      Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".


      The following summarizes the ratings used by DBRS for long-term debt:


      "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a "AAA" rating.

      "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.


      "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

      "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

      "BB" - Long-term debt rated "BB" is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

      "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.


      "CCC", "CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

      "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal; that the issuer has made it clear that it will miss such a payment in the near future or in certain cases, that there has been a distressed exchange. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS. Where this scale is used for preferred securities, the nonpayment of a dividend will only be considered as a "D" if the missed payment constitutes default per the legal documents.


      ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

Municipal Note Ratings
----------------------


      A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:


      o Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

      o Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

      Note rating symbols are as follows:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

      "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

      "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

      In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

      When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

      VMIG rating expirations are a function of each issue's specific structural or credit features.

      "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings
--------------------


A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.


Moody's credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed them in accordance with the terms on which they invested. Fitch's credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                                   MOUNT LUCAS

                      PROXY VOTING POLICIES AND PROCEDURES

1. Background

The act of managing assets of clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary responsibility for (a) voting in a manner that is in the best interests of the client, and (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.

The policies and procedures of Mount Lucas Management Corporation (the "Firm") for voting proxies received for accounts managed by the Firm are set forth below and are applicable if:

o The underlying advisory agreement entered into with the client expressly provides that the Firm shall be responsible to vote proxies received in connection with the client's account; or

o The underlying advisory agreement entered into with the client is silent as to whether or not the Firm shall be responsible to vote proxies received in connection with the client's account and the Firm has discretionary authority over investment decisions for the client's account; or

o In case of an employee benefit plan, the client (or any plan trustee or other fiduciary) has not reserved the power to vote proxies in either the underlying advisory agreement entered into with the client or in the client's plan documents.

These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement the Firm's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies which are issuers of securities held in managed accounts. Any questions about these policies and procedures should be directed to Timothy Rudderow at (609) 924-8868.

2. Proxy Voting Policies

In the absence of specific voting guidelines from a client, Mount Lucas Management Corp. will vote proxies in a manner that is in the best interest of the client, which may result in different voting results for proxies for the same issuer. The Firm shall consider only those factors that relate to the client's investment or dictated by the client's written instructions, including how its vote will economically impact and affect the value of the client's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client). Mount Lucas Management Corp. believes that voting proxies in accordance with the following policies is in the best interests of its clients.

A. Specific Voting Policies

1. Routine Items:

o The Firm will generally vote for the election of directors (where no corporate governance issues are implicated).

o The Firm will generally vote for the selection of independent auditors.

o The Firm will generally vote for increases in or reclassification of common stock.

o The Firm will generally vote for management recommendations adding or amending indemnification provisions in charter or by-laws.

o The Firm will generally vote for changes in the board of directors.

o The Firm will generally vote for outside director compensation.

o The Firm will generally vote for proposals that maintain or strengthen the shared interests of shareholders and management.

o The Firm will generally vote for proposals that increase shareholder value.

o The Firm will generally vote for proposals that will maintain or increase shareholder influence over the issuer's board of directors and management.

o The Firm will generally vote for proposals that maintain or increase the rights of shareholders.

2. Non-Routine and Conflict of Interest Items:

o The Firm will generally vote for management proposals for merger or reorganization if the transaction appears to offer fair value.

o The Firm will generally vote against shareholder resolutions that consider non-financial impacts of mergers.

o The Firm will generally vote against anti-greenmail provisions.

B. General Voting Policy

If the proxy includes a Routine Item that implicates corporate governance changes, a Non-Routine Item where no specific policy applies or a Conflict of Interest Item where no specific policy applies, then the Firm may engage an independent third party to determine how the proxies should be voted.

In voting on each and every issue, the Firm and its employees shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.

In exercising its voting discretion, the Firm and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Firm will provide adequate disclosure to the client if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to the Firm or:

o any affiliate of the Firm. For purposes of these Proxy Voting Policies and Procedures, an affiliate means:

(i) any person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Firm;

(ii) any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Firm; or

(iii) any other person for which a person described in clause (ii) acts in any such capacity;

o any issuer of a security for which the Firm (or any affiliate of the Firm) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

o any person with whom the Firm (or any affiliate of the Firm) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Firm's (or its affiliate's) business.

(Each of the above persons being an "Interested Person".)

After informing the client of any potential conflict of interest, the Firm will take other appropriate action as required under these Proxy Voting Policies and Procedures, as provided below.

The Firm shall keep certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request.

Consistent with SEC Rule 206(4)-6, as amended, the Firm shall take reasonable measures to inform its clients of (1) its proxy voting policies and procedures, and (2) the process or procedures clients must follow to obtain information regarding how the Firm voted with respect to assets held in their accounts. This information may be provided to clients through the Firm's Form ADV (Part II or Schedule H) disclosure or by separate notice to the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

3. Proxy Voting Procedures

A. Timothy Rudderow (the "Responsible Party") shall be designated by the Firm to make discretionary investment decisions for the client's account and will be responsible for voting the proxies related to that account. The Responsible Party should assume that he or she has the power to vote all proxies related to the client's account if any one of the three circumstances set forth in Section 1 above regarding proxy voting powers is applicable.

B. All proxies and ballots received by Mount Lucas Management Corp. will be forwarded to the Responsible Party and then logged in upon receipt in the "Receipt of Proxy Voting Material" log (see sample attached).

C. Prior to voting, the Responsible Party will verify whether his or her voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

D. Prior to voting, the Responsible Party will verify whether an actual or potential conflict of interest with the Firm or any Interested Person exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by the Responsible Party (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the Firm's internal list of Interested Persons and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Responsible Party's direct supervisor (and if none, by the board of directors or a committee of the board of directors of the
Firm).

E. If an actual or potential conflict is found to exist, written notification of the conflict (the "Conflict Notice") shall be given to the client or the client's designee (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) of the actual or potential conflict involved. Specifically, the Conflict Notice should describe:

o the proposal to be voted upon;

o the actual or potential conflict of interest involved;

o the Firm's vote recommendation (with a summary of material factors supporting the recommended vote); and

o if applicable, the relationship between the Firm and any Interested Person.

The Conflict Notice will either request the client's consent to the Firm's vote recommendation or may request the client to vote the proxy directly or through another designee of the client. The Conflict Notice and consent thereto may be sent or received, as the case may be, by mail, fax, electronic transmission or any other reliable form of communication that may be recalled, retrieved, produced, or printed in accordance with the recordkeeping policies and procedures of the Firm. If the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, the Firm may:

o engage a non-Interested Party to independently review the Firm's vote recommendation if the vote recommendation would fall in favor of the Firm's interest (or the interest of an Interested Person) to confirm that the Firm's vote recommendation is in the best interest of the client under the circumstances;

o cast its vote as recommended if the vote recommendation would fall against the Firm's interest (or the interest of an Interested Person) and such vote recommendation is in the best interest of the client under the circumstances; or

o abstain from voting if such action is determined by the Firm to be in the best interest of the client under the circumstances.

F. The Responsible Party will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures stated above and guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries if such guidelines are consistent with ERISA).

G. In accordance with SEC Rule 204-2(c)(2), as amended, the Responsible Party shall retain in the respective client's file, the following:

o A copy of the proxy statement received (unless retained by a third party for the benefit of the Firm or the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

o A record of the vote cast (unless this record is retained by a third party for the benefit of the Firm and the third party is able to promptly provide the Firm with a copy of the voting record upon its request);

o A record memorializing the basis for the vote cast;

o A copy of any document created by the Firm or its employees that was material in making the decision on how to vote the subject proxy; and,

o A copy of any Conflict Notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, the Firm. The above copies and records shall be retained in the client's file for a period not less than five (5) years (or in the case of an employee benefit plan, no less than six (6) years), which shall be maintained at the appropriate office of the Firm.

H. Periodically, but no less than annually, the Firm will:

1. Verify that all annual proxies for the securities held in the client's account have been received;

2. Verify that each proxy received has been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

3. Review the files to verify that records of the voting of the proxies have been properly maintained;

4. Prepare a written report for each client regarding compliance with the Proxy Voting Policies and Procedures; and

5. Maintain an internal list of Interested Persons.

                       STATEMENT OF ADDITIONAL INFORMATION

                     SMITH GROUP LARGE CAP CORE GROWTH FUND


                         A series of DUNDEEWEALTH FUNDS
                       (formerly BHR INSTITUTIONAL FUNDS)


                         CLASS I SHARES (TICKER: BSLGX)
                                 CLASS II SHARES

                                January 31, 2010

                               Investment Adviser:
                       DUNDEEWEALTH US, LP (the "Adviser")

                                  Sub-Adviser:
             SMITH ASSET MANAGEMENT GROUP, L.P. (the "Sub-Adviser")



This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of the DundeeWealth Funds (formerly BHR Institutional Funds) (the "Trust") and the Smith Group Large Cap Core Growth Fund (the "Fund"). This SAI should be read in conjunction with the Fund's prospectus dated January 31, 2010 and Annual Report dated September 30, 2009. A copy of the prospectus and Annual Report may be obtained by calling 1-888-572-0968 or on the Trust's website at www.dundeewealthus.com. The financial statements and the notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein.

                               TABLE OF CONTENTS


THE TRUST                                                                   S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES             S-1
DESCRIPTION OF PERMITTED INVESTMENTS                                        S-2
INVESTMENT LIMITATIONS                                                     S-12
ADVISER                                                                    S-13
SUB-ADVISER                                                                S-14
ADMINISTRATOR                                                              S-16
SHAREHOLDER SERVICING                                                      S-17
DISTRIBUTOR                                                                S-17
PAYMENTS TO FINANCIAL INSTITUTIONS                                         S-18
TRANSFER AGENT                                                             S-18
CUSTODIAN                                                                  S-19
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                              S-19
LEGAL COUNSEL                                                              S-19
TRUSTEES AND OFFICERS OF THE TRUST                                         S-19
PRINCIPAL SHAREHOLDERS                                                     S-24
PURCHASING AND REDEEMING SHARES                                            S-25
DETERMINATION OF NET ASSET VALUE                                           S-25
TAXES                                                                      S-26
FUND TRANSACTIONS                                                          S-28
PORTFOLIO HOLDINGS                                                         S-30
DESCRIPTION OF SHARES                                                      S-31
SHAREHOLDER LIABILITY                                                      S-31
DIVIDEND RIGHTS                                                            S-31
LIMITATION OF TRUSTEES' LIABILITY                                          S-31
PROXY VOTING                                                               S-32
CODE OF ETHICS                                                             S-32
FINANCIAL STATEMENTS                                                       S-32
APPENDIX A -RATINGS                                                         A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES                           B-1

THE TRUST


General. The Trust is an open-end investment management company established under Delaware law as a Delaware statutory trust under an Agreement and Declaration of Trust (the "Declaration of Trust") dated June 2, 2006, as the same may be amended from time to time. The Declaration of Trust permits the Trust to offer separate series ("funds") of units of beneficial interest ("shares") and separate classes of shares within each fund. The Trust reserves the right to create and issue shares of additional funds. Each Fund, including the Smith Group Large Cap Core Growth Fund ("the Fund"), is a separate mutual fund, and each share of each Fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The Trust pays, without limitation, its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) other expenses, including audit and legal expenses. Expenses attributable to a specific fund and/or share class shall be payable solely out of the assets of that fund and/or share class. Expenses not attributable to a specific fund and/or share class are allocated across all of the funds on the basis of relative net assets. This SAI relates only to this Fund and not to any other funds of the Trust.


Voting Rights. Each share held entitles the shareholder of record to one vote. The Fund will vote separately on matters relating solely to it. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.


ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund's respective investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

Smith Group Large Cap Core Growth Fund. The Fund seeks long term growth of capital. This goal is fundamental, and may not be changed by the Board of Trustees without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

As its principal investment strategy, the Fund invests primarily in securities of large capitalization companies as described in the prospectus. Consistent with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names ("Rule 35d-1"), the Fund has adopted a "non-fundamental" policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, under normal circumstances, in securities of large capitalization companies. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.


Portfolio Turnover Rate. Portfolio turnover rate is defined under Securities and Exchange Commission (the "SEC") regulations as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.


DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the "Additional Information About Investment Objectives and Policies" section and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with that Fund's investment objective and permitted by the Fund's stated investment policies. Unless otherwise noted, the following investments are non-principal investments of the Fund.

American Depositary Receipts (ADRs). ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Equity Securities. As part of their principal investment strategies, the Fund invests in equity securities, primarily in the form of common stocks. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o Small and Medium Capitalization Issuers. To the extent consistent with its principal investment strategies, the Fund may invest in some small and medium capitalization issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Money Market Securities. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments (the types of which are discussed below) that would not ordinarily be consistent with the Fund's objectives. For purposes of these policies, money market securities include (i) short-term U.S. government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser or Sub-Adviser to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below. For a description of ratings, see Appendix A to this SAI.

U.S. Government Securities. Examples of types of U.S. government obligations in which the Fund may invest include U.S. Treasury obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("Fannie Mae"), Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

      o U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

      o Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts are sold as zero coupon securities.

      o U.S. Government Zero Coupon Securities. STRIPS are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

      o U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

There is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although the issuers of many U.S. Government agency obligations purchased by the Fund, such as Fannie Mae, Freddie Mac and Federal Home Loan Banks, may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government agency obligations held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.


In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency ("FHFA") announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA. The effect that this conservatorship will have on Fannie Mae and Freddie Mac's debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.


Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

      o Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

      o Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

      o Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's net assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser or Sub-Adviser, liquidity or other considerations so warrant.

Securities of Other Investment Companies. Securities of other investment companies, including shares of exchange-traded funds, closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which the Fund can invest in securities of other investment companies. The Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (i) the Fund owns more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (iii) securities issued by all investment companies represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act, rule or SEC staff interpretations thereunder.

Futures and Options on Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or commodity at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank, a segregated account consisting of cash or liquid securities (i) equal to the contracts' full notional value (in the case of contracts that are not required to "cash settle") or (ii) in amounts (marked-to-market on a daily basis) that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act, the rules, and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high, or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain cash or liquid securities in a segregated account equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain cash or liquid securities in a segregated account equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (i) the success of a hedging strategy may depend on the Adviser's or Sub-Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (iii) there may not be a liquid secondary market for a futures contract or option, (iv) trading restrictions or limitations may be imposed by an exchange, and (v) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

Options. The Fund may trade and write put and call options on securities, securities indices and currencies, as the Sub-Adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations. See "Investment Limitations." A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets), without limitation, to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

The Fund may write covered call options on securities as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When the Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price which may be in excess of the market value of such securities.

The Fund may purchase and write options, without limitation, on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to fair value procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the Adviser and/or Sub-Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (i) the frequency and volume of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not invest more than 15% of its net assets in illiquid securities.

Restricted Securities. Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act"), or an exemption from registration. As consistent with the Fund's investment objectives, the Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Lending of Portfolio Securities. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser, Sub-Adviser or their respective affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Any securities lending activity in which the Fund may engage will be undertaken pursuant to Board approved procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Short Sales. As consistent with the Fund's investment objectives, the Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short position.

Borrowing. The Fund may borrow money from a bank equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of the Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Fund may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, the Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risks that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

Initial Public Offerings ("IPOs"). The Sub-Adviser generally attempts to allocate IPOs on a pro rata basis. However, due to the typically small size of the IPO allocation available to the Fund and the nature and market capitalization of the companies involved in IPOs, pro rata allocation may not always be possible. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares of an IPO, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.


Special Note Regarding Market Events. Events in the financial sector over the past year have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Fund's investments. It is uncertain how long these conditions will continue.

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Fund's holdings.


INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. With respect to 75% of the Fund's assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. With respect to the restriction under number 3 above, the Fund may borrow money from banks as permitted under the 1940 Act.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of the Fund and may be changed with respect to the Fund by the Board of Trustees without shareholder approval.

The Fund may not:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing; provided that, such pledging, mortgaging or hypothecation does not exceed 5% of the Fund's total assets.

2. Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that the Fund may
(i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts;
(iii) make short sales "against the box"; and (iv) make short sales in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities. The 15% limitation on investments in illiquid securities applies both at the time of initial purchase and while the Fund holds such securities.

6. Enter into futures contracts and options on futures contracts except as permitted by the prospectus and in this SAI.

ADVISER


General. DundeeWealth US, LP is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser was established in 2006 and offers investment management services for investment companies. The Adviser is controlled by 2178991 Ontario Inc., a wholly-owned subsidiary of DundeeWealth Inc. ("DundeeWealth"). DundeeWealth is a Canadian owned, Toronto Stock Exchange ("TSX") listed, wealth management company that creates and provides investment solutions as well as capital markets and advisory services for financial advisers, institutions, corporations and foundations.


Advisory Agreement with the Trust. The Trust and the Adviser have entered into an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the Investment Adviser for the Fund and continuously reviews, supervises and administers the respective investment programs of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. The Adviser has selected and monitors the Sub-Adviser who makes investment decisions for the Fund. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was approved for a term ending November 11, 2010 at the November 11, 2008 Board of Trustees meeting. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 60-days' written notice. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.61% of the average daily net assets of the Large Cap Core Growth Fund. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep the Fund's total annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) from exceeding 0.79% for the Class I Shares and 1.04% for Class II Shares until May 29, 2011. If at any point during the three year period ending May 28, 2010 it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may retain the difference between the "Total Annual Operating Expenses" (excluding taxes, extraordinary expenses, brokerage commissions and interest) and 0.79% and 1.04% for Class I and Class II Shares of the Fund, respectively, to recapture any of its prior waivers or reimbursements. Additionally, if at any point during the three year period commencing May 29, 2010 it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent such a recapture does not cause the Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

For the fiscal years ended September 30, 2009, 2008 and 2007, the Adviser earned advisory fees in the amount of $147,686, $130,809 and $10,182, respectively, and waived fees in the amount of $434,729, $358,167 and $81,362, respectively.


SUB-ADVISER

Smith Asset Management Group, L.P. serves as Sub-Adviser to the Fund. The Sub-Adviser is controlled by Stephen S. Smith, SAMG Partners, LP and Dallas Advisor, LLC. The Sub-Adviser makes the investment decisions for the Fund and continuously reviews, supervises and administers a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For its services as investment Sub-Adviser to the Fund, the Sub-Adviser is entitled to receive investment sub-advisory fees from the Adviser at an annualized rate, calculated daily based on the average daily net assets of the Fund and paid monthly. The Sub-Adviser will be paid 0.30% on the first $100,000,000; 0.35% on the next $400,000,000; 0.40% on the next $500,000,000;
and 0.35% on the balance of the average daily net assets.


For the fiscal years ended September 30, 2009, 2008 and 2007, the Sub-Adviser earned fees from the Adviser in the amount of $72,633, $46,176 and $5,007, respectively.

Portfolio Managers - Other Accounts Managed by the Portfolio Managers

All portfolios are team-managed by the Smith Group. As Chief Investment Officer, Stephen S. Smith directs the portfolio management team in implementing the firm's investment process. The following information is as of September 30, 2009:


-----------------------------------------------------------------------------------------------------------------
                                                                            Number of Accounts
                                                                               Managed with        Total Assets
                                                 Number of                   Performance-Based     Managed with
                                                 Accounts    Total Assets      Advisory Fees    Performance-Based
                           Type of Accounts       Managed      Managed            Fees             Advisory Fees
-----------------------------------------------------------------------------------------------------------------
Stephen S. Smith,      Registered Investment         4       $386 million          0                  $0
CIO                    Companies

                       ------------------------------------------------------------------------------------------
                       Other Pooled Investment       7       $44 million           0                  $0
                       Vehicles
                       ------------------------------------------------------------------------------------------
                       Other Accounts               324     $2,809 million         1             $27 million

-----------------------------------------------------------------------------------------------------------------
John D. Brim           Registered Investment         4       $386 million          0                  $0
Portfolio Team Member  Companies
                       ------------------------------------------------------------------------------------------
                       Other Pooled Investment       7       $44 million           0                  $0
                       Vehicles
                       ------------------------------------------------------------------------------------------
                       Other Accounts               324     $2,809 million         1             $27 million

-----------------------------------------------------------------------------------------------------------------
Royce W. Medlin        Registered Investment         4       $386 million          0                  $0
Portfolio Team Member  Companies

                       ------------------------------------------------------------------------------------------
                       Other Pooled Investment       7       $44 million           0                  $0
                       Vehicles
                       ------------------------------------------------------------------------------------------
                       Other Accounts               324     $2,809 million         1             $27 million

-----------------------------------------------------------------------------------------------------------------


Portfolio Managers - Portfolio Managers' Ownership of Securities in the Fund

The table below provides beneficial ownership of shares of the portfolio managers of the Fund as of September 30, 2009. Please note that the table provides a dollar value of each portfolio manager's holdings in each Fund (none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000,
$500,001-$1,000,000, over $1,000,000).

--------------------------------------------------------------------------------------------------------
Name of Fund                          Name of Portfolio Manager     Dollar Range of equity securities in
                                                                    the Fund beneficially owned by the
                                                                    Portfolio Manager
--------------------------------------------------------------------------------------------------------
Smith Group Large Cap Core Growth     Stephen S. Smith              $0
Fund
                                      John D. Brim                  $0

                                      Royce W. Medlin               $0

--------------------------------------------------------------------------------------------------------


Smith's employees receive a base salary comparable with industry standards plus a bonus that reflects overall performance and contribution to the firm. Performance is evaluated on several quantitative and qualitative criteria including quality of stock research, investment performance, client service, quantitative research, and marketing. Performance is not measured over specific time frames, against a benchmark or on a before or after-tax basis. As a mechanism of retaining key personnel, Smith has an active program to distribute limited partnership shares to all key employees.

Conflicts of Interest. As is typical for many money managers, potential conflicts of interest may arise related to a portfolio manager's management of accounts including the Fund relating to: where not all accounts are able to participate in a desired IPO or another limited opportunity; the use of soft dollars and other brokerage practices; the voting of proxies; employee personal securities trading; the side by side management of accounts with performance based fees and accounts with fixed fees; and a variety of other circumstances. In all cases, however, the Sub-Adviser believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. The Sub-Adviser's Form ADV, Part II also contains a description of some of its policies and procedures in this regard.

ADMINISTRATOR

General. PNC Global Investment Servicing (U.S.) Inc. ("PNC" or the "Administrator"), a Massachusetts corporation has its principal business offices at 301 Bellevue Parkway, Wilmington, DE 19809.

Administration and Accounting Services Agreement with the Trust. The Trust and the Administrator have entered into an Administration Agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a Shareholder Servicing Agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive periods of one year unless terminated by either party on not less than 30 days' prior written notice to the other party.

Administration Fees Paid to the Administrator. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee with respect to each Fund. The following fee schedule remained in effect through the year ending December 31, 2009: 0.0725% of each Fund's first $250 million of average net assets; 0.0525% of each Fund's next $250 million of average net assets; and 0.03% of each Fund's average net assets in excess of $500 million. This fee was subject to a minimum monthly fee of $7,083 for each Fund.

Effective January 1, 2010, the following fee schedule was implemented, pursuant to which fees are calculated based upon the aggregate average net assets of the Fund complex and paid monthly: 0.10% of the Fund complex's first $250 million of aggregate average net assets; 0.08% of the Fund complex's next $250 million of aggregate average net assets; 0.07% of the Fund complex's next $500 million of aggregate average net assets; and 0.05% of the Fund complex's aggregate average net assets in excess of $1 billion. This fee is subject to a minimum monthly fee of $4,167 for each Fund. The Trust also pays additional fees to the Administrator for compliance and related functions. For the fiscal years ended September 30, 2009, 2008 and 2007, the Administrator received fees in the amount of $86,271, $65,164 and $2,152, respectively for its services to the Fund.

SHAREHOLDER SERVICING

The Fund has adopted a Shareholder Services Plan (the "Shareholder Services Plan"). Under the Shareholder Services Plan, service providers are entitled to receive aggregate fees for shareholder services not exceeding twenty-five basis points (0.25%) of the Fund's average daily net assets attributable to Class II Shares in return for providing a broad range of shareholder services, including:
(i) maintaining accounts relating to shareholders that invest in Shares; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by service providers; (iv) responding to inquiries from shareholders concerning their investment in the Trust; (v) assisting shareholders in changing dividend options, account designations and addresses;
(vi) providing information periodically to shareholders showing their position in the Trust; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or their service providers; and (ix) processing dividend payments from the Fund on behalf of shareholders. As of the date of this SAI, the Fund has not offered Class II Shares and, therefore, no fees were paid under the Shareholder Services Plan.


DISTRIBUTOR

Foreside Fund Services, LLC (the "Distributor"), and the Trust are parties to a Distribution Agreement dated January 4, 2010 ("Distribution Agreement"). The principal business address of Foreside Fund Services, LLC is Three Canal Plaza, Suite 100, Portland, ME 04101. Pursuant to the Distribution Agreement, the Distributor acts as the agent of the Trust in connection with offering of the Fund's shares commencing January 28, 2010. The Distributor continually distributes shares on a best efforts basis, and has no obligation to sell any specific quantity of shares. Foreside, its affiliates, and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.

The Distribution Agreement was approved at the November 10, 2009 Board of Trustees Meeting for the period from January 28, 2010 through January 27, 2012. After its initial two year term, the continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. If not terminated, this Agreement shall continue automatically in effect for successive one year periods, provided such continuance is specifically approved at least annually as referenced above. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty upon not more than 60 days' written notice by either the Fund, through a vote of a majority of the independent Trustees of the Trust or by a majority of the outstanding shares of the Fund or by the Distributor. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties thereunder.

Foreside receives no compensation for its distribution services from the Trust. Shares are sold with no sales commission; accordingly, Foreside receives no sales commissions. The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services for the Fund. Certain employees of the Adviser may serve as registered representatives of the Distributor to facilitate the distribution of the Fund's shares.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively, the "Financial Institutions") for distribution of shares of the Fund (see "Payments to Financial Institutions"). With respect to certain Financial Institutions and related fund "supermarket" platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements (see also, "Payments to Financial Institutions"). These Financial Institutions may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These Financial Institutions may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

PAYMENTS TO FINANCIAL INSTITUTIONS

Subject to applicable laws and regulations, the Adviser and the Sub-Adviser and/or their affiliates may pay, out of their own assets, compensation to authorized dealers, service organizations and financial intermediaries ("Intermediaries") in connection with the sale and/or servicing of shares of the Fund. These payments ("Additional Payments") would be in addition to the payments by the Fund described in the Fund's prospectus and this SAI for shareholder servicing and processing. These additional payments may take the form of "due diligence" payments for an institution's examination of the Fund and payments for providing extra employee training and information relating to the Fund; "listing" fees for the placement of the Fund on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Fund; "marketing support" fees for providing assistance in promoting the sale of the Fund's shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Adviser and the Sub-Adviser and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder servicing and processing fees paid by the Fund. The Additional Payments made by the Adviser and the Sub-Adviser and/or their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved, and may be different for each Intermediary. Furthermore, the Adviser and the Sub-Adviser and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Adviser and the Sub-Adviser and/or their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable Financial Industry Regulatory Authority regulations. The Additional Payments may include amounts that are sometimes referred to as "revenue sharing" payments. The Fund may reimburse the Adviser for Additional Payments.


TRANSFER AGENT


PNC Global Investment Servicing (U.S), Inc. serves as the Fund's transfer agent. The principal business address of the transfer agent is 760 Moore Road, Valley Forge, PA 19406.

CUSTODIAN


PFPC Trust Company acts as custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act. The principal business address of the Custodian is 8800 Tinicum Boulevard, Philadelphia, PA 19153.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Trust commencing with the Fund's fiscal year ending September 30, 2010. Briggs, Bunting, & Dougherty, LLP ("BBD, LLP"), served as independent registered public accounting firm for the Trust through the fiscal year ended September 30, 2009.


LEGAL COUNSEL

Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and the Fund are supervised by the Trustees. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Members of the Board. Set forth below are the names, year of birth, position with the Trust, length of term of office, and their principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is c/o DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.

TRUSTEES:
                                            Term
                                              of               Principal                                     Other
                          Position(s)    Office and          Occupation(s)       Number of Funds in the   Directorships
                           Held with      Length of          During Past 5       Fund Complex Overseen      Held by
Name and Year of Birth     the Fund      Time Served             Years               by Trustee             Trustee
------------------------------------------------------------------------------------------------------------------------
Interested Trustee:*
--------------------
Amy Duling               Chairman and    Since June    DundeeWealth US, LP,               15                 None
Year of Birth: 1967      Trustee           2006        Managing Partner

                                                       Constellation
                                                       Investment Management
                                                       Company, Executive VP
                                                       of Marketing & Product
                                                       Mgt. (2004-2006)

                                                       Turner Investment
                                                       Partners; National
                                                       Account Director
                                                       (1999-2004)
Independent Trustees:
---------------------

Gary Shugrue             Trustee        Since October  Ascendant Capital                  15                Quaker
Year of Birth: 1954                         2006       Partners, President and                            Investment
                                                       Chief Investment Officer                             Trust
                                                                                                          (registered
                                                                                                           investment
                                                                                                            company)

Dr. James Patton         Trustee        Since October  Comprehensive Oncology             15              Advaxis, Inc.
Year of Birth: 1957                         2006       Care, LLC,
                                                       President

                                                       Millennium Oncology
                                                       Management, Inc., Vice
                                                       President

                                                       Liberty View Equity
                                                       Partners, SBIC, LP,
                                                       Principal(1999-2004)

Malcolm MacColl          Trustee          Since June   Crosswind Investments,             15                  None
Year of Birth: 1951                         2008       LLC, Partner and Chief
                                                       Executive Officer (2009)

                                                       Cowen Asset Management,
                                                       LLC, Chairman and Chief
                                                       Executive Officer
                                                       (2006-2009)

                                                       Essex Investment
                                                       Management, Co Chief
                                                       Executive Officer (2006
                                                       and prior)

* Ms. Duling is an "interested person" under the 1940 Act because she is employed as a Managing Partner of DundeeWealth US, LP.


Board Standing Committees. The Board has established the following standing committees:

o Audit Committee. The Board has a standing Audit Committee which is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Mr. Shugrue, Dr. Patton and Mr. MacColl currently serve as members of the Audit Committee. The Audit Committee met once during the fiscal year ended September 30, 2009.


o Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of Gary Shugrue, James Patton, Malcolm MacColl and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available or which the Fund believes are unreliable. The Fair Value Pricing Committee's determinations are reviewed by the full Board. The Fair Value Pricing Committee met eight times during the fiscal year ended September 30, 2009.

o Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Mr. Shugrue, Dr. Patton and Mr. MacColl currently serve as members of the Nominating Committee. The Nominating Committee did not meet during the fiscal year ended September 30, 2009.

Board Considerations in Approving the Advisory Agreement. As discussed in the section of this SAI entitled "The Adviser," the continuance of the Advisory Agreement, after the initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year after the initial two-year term, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for the upcoming year. The Advisory Agreement was reapproved at the November 11, 2008 Board of Trustees Meeting for a term ending November 11, 2010. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Boards' approval of the Fund's Advisory and Sub-Advisory Agreements may be reviewed in the Fund's annual report to shareholders dated September 30, 2009, which may be obtained by calling 1-888-572-0968 or visiting the Fund's website at www.dundeewealthus.com.


Fund Shares Owned by Board Members. The following table shows each Trustee's ownership of shares of the Fund and of all Trust funds served by the Trustee as of December 31, 2009:

                                                                          Aggregate Dollar Range of
                                               Dollar Range of Fund       Trust Shares Owned by
Fund                       Trustee             Shares Owned by Trustees   Trustee
------------------------------------------------------------------------------------------------------
Smith  Group  Large  Cap   Amy Duling          $0                         $0
Core Growth Fund
                           Dr. James Patton    $0                         $0
                           Gary Shugrue        $0                         $0
                           Malcolm MacColl     $0                         $0


Board Compensation. The Independent Trustees receive an annual retainer of $10,000 per year, $1,500 per meeting and special meeting they attend, $1,000 per audit committee meeting and $250 per fair valuation committee meeting. For the fiscal year ended September 30, 2009, the Independent Trustees received the following fees:

                                            Pension or                              Total
                                            Retirement                              Compensation
                        Aggregate           Benefits Accrued    Estimated Annual    From Fund and
                        Compensation From   As Part of Funds    Benefits Upon       Fund Complex
Trustee                 Fund                Expenses            Retirement          Paid to Trustee
---------------------------------------------------------------------------------------------------
Dr. James Patton        $12,009             None                None                $15,250
Gary Shugrue            $12,009             None                None                $15,000
Malcolm MacColl         $12,009             None                None                $14,500

Trust Officers. The officers of the Trust, their respective year of birth, and their principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each officer is c/o DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312. None of the officers receive compensation from the Trust for their services, except the Chief Compliance Officer received $11,374 from the Fund for the fiscal year ended September 30, 2009.

OFFICERS:
---------
                                              Term of
                                             Office and                      Principal
                           Position(s)       Length of                     Occupation(s)
                            Held with          Time                       During Past 5
Name and Year of Birth      the Fund          Served                          Years
------------------------------------------------------------------------------------------------------------------------
Peter Moran                President        Since October       DundeeWealth US, LP; Managing Partner
Year of Birth: 1961                             2006
                                                                Constellation Investment Management Company;
                                                                President (2005-2006)

                                                                Turner Investment Partners; Director of
                                                                Intermediary & Mutual Fund Distribution
                                                                (1997-2005)

Amy Duling                 Secretary            Since           DundeeWealth US, LP; Managing Partner
Year of Birth: 1967                           July 2008
                                                                Constellation Investment Management Company;
                                                                Executive VP of Marketing & Product Mgt.
                                                                (2004-2006)

                                                                Turner Investment Partners; National Account
                                                                Director (1999-2004)

John Leven                 Treasurer        Since October       DundeeWealth US, LP; Director of Finance and
Year of Birth: 1957                              2006           Administration

                                                                Constellation Investment Management Company;
                                                                Chief Financial Officer (2004-2006)

Holly Butson               Chief Compliance     Since           DundeeWealth US, LP; Chief Compliance Officer
Year of Birth: 1958        Officer          September 2008
                                                                StoneRidge Investment Partners, LLC; Chief
                                                                Operating and Compliance Officer (2004-2008)

                                                                PFPC, Division of PNC Financial Services;
                                                                Associate Director Securities Lending
                                                                (2000-2004)

As of January 1, 2010, the officers and Trustees of the Fund owned, in aggregate, less than 1% of the Fund.


PRINCIPAL SHAREHOLDERS


As of December 31, 2009, the following persons or organizations held beneficially or of record 5% or more of the shares of the Fund. Persons or organizations owning 25% or more of the voting securities of a Fund are deemed "control persons."


Smith Group Large Cap Core Growth Fund - Class I:


                                                               Percentage
Name                              Address                      of Ownership
Charles Schwab & Co. Inc.         101 Montgomery Street        44.83%
                                  San Francisco, CA 94104

MAC & Co.                         P.O. Box 3198                15.20%
                                  525 William Penn Place
                                  Pittsburg, PA 15230

Wells Fargo Bank NA               P.O. Box 1533                10.37%
                                  Minneapolis, MN 55480

Private Trust Company             One Freedom Valley Drive     7.85%
f/b/o Harleysville National Bank  Oaks, PA 19456

National Financial Services LLC   One World Financial Center   6.88%
                                  200 Liberty Street
                                  New York, NY 10281

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from the Fund up to the lesser of $250,000 or 1% of the Trust's net assets during any 90 day period.


The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practical, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

The Fund may participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Fund through the sponsor of the fund supermarket. In connection with these supermarket arrangements, the Fund has authorized one or more brokers or other organizations to accept on its behalf purchase and redemption orders. In turn, the brokers or other organizations are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. As such, the Fund will be deemed to have received a purchase or redemption order when an authorized broker, other organization or, if applicable, its authorized designee, accepts the order. The customer order will be priced at the Fund's net asset value next computed after acceptance by an authorized broker or other organization or either's authorized designee. In addition, a broker or other organization may charge transaction fees on the purchase and/or sale of Fund shares.

DETERMINATION OF NET ASSET VALUE

General Policy. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

Foreign Securities. Equity securities, which are primarily traded on foreign markets, except for those that trade primarily in Latin America or South America, are generally valued at the preceding closing values of such securities on their respective exchanges. Equity securities which are primarily traded in Latin American or South American markets are valued each day approximately at the time of the close of regular trading on the New York Stock Exchange as though such time were the close of trading on such Latin American or South American market and such Latin American or South American market were a U.S. market.

When the New York Stock Exchange is open, but the foreign market on which an equity security primarily trades is closed, such as for a foreign national holiday, the security will generally be valued at the last available closing value (subject to the Fair Value Procedures adopted by the Board) using the prevailing exchange rate.

Assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the prevailing exchange rates as provided by an appropriate pricing service. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained on a consistent basis at approximately 11:00 a.m. Eastern time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values will also occur with the use of foreign exchange rates obtained at the close of the NYSE, normally 4:00 p.m. Eastern time.

Fair value prices for foreign equity securities may be provided by an independent fair value service in accordance with the fair value methods approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet established criteria for a Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange or otherwise in accordance with its fair value procedures.

TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the prospectus and this SAI are based on the Internal Revenue Code (the "Code") and the regulations issued under it and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

Federal - General Information. The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund's total assets may be invested in the securities of (i) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (ii) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (iii) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund's current and accumulated earnings and profits and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.


For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. As of September 30, 2009 the Fund had a capital loss carry-forward approximating $5,926,693, of which $274,339 is available through September 30, 2016 and $5,652,354 is available through September 30, 2017.

Taxation of Certain Financial Instruments. The tax principles applicable to transactions in financial instruments, such as futures contracts and options that, may be engaged in by the Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

Investments in Foreign Securities. The Fund, to the extent it invests in foreign securities, may be subject to foreign withholding or foreign taxes with respect to income (possibly including, in some cases, capital gains) derived from foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty in some cases. The Fund generally will be entitled to deduct any such foreign taxes in computing its taxable income for U.S. federal income tax purposes.

State and Local Taxes. Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Sub-Adviser may place a combined order for two or more accounts it manages, including the Fund, that are engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Sub-Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. The Sub-Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Sub-Adviser may select a broker based upon brokerage or research services provided to the Sub-Adviser. The Sub-Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), permits the Sub-Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Sub-Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Sub-Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Sub-Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Sub-Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Sub-Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Sub-Adviser under the Sub-Advisory Agreement. Any advisory or other fees paid to the Sub-Adviser are not reduced as a result of the receipt of research services.

In some cases the Sub-Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Sub-Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Sub-Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Sub-Adviser faces a potential conflict of interest, but the Sub-Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.


Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser, or the Sub-Adviser for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended September 30, 2009, 2008 and 2007, the Fund paid brokerage commissions in the amounts of $71,059, $51,646 and $9,546, respectively.


Securities of "Regular Broker-Dealers." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. For the fiscal year ended September 30, 2009, J.P. Morgan Securities and The Goldman Sachs Company were regular broker-dealers and the Fund held 14,875 shares of J.P. Morgan Chase & Co. common stock valued at $651,822 and 3,900 shares of The Goldman Sachs Company common stock valued at $718,965 as of year end.

PORTFOLIO HOLDINGS

The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser, or its underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person(s) reports quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each December 31, March 31, June 30, and September 30). The Fund discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

These reports are also available, free of charge, on the Fund's website at www.dundeewealthus.com.

The website provides information about the Fund's complete portfolio holdings, updated as of the most recent calendar month. This information is provided no sooner than 10 days and generally within 60 days following the end of each calendar month. The information on the Fund's website is publicly available to all categories of persons.


In addition to information provided to shareholders and the general public, from time to time rating and ranking organizations, such as Standard and Poor's and Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Fund's portfolio along with related performance attribution statistics. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. The Fund's policies and procedures provide that the Authorized Persons may authorize disclosure of portfolio holdings information to such third parties with different lag times provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program.

No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information.

In addition, the following parties may receive portfolio holdings information, as necessary, in connection with their services to the Fund: PFPC Trust Company, the Fund's Custodian; PNC Global Investment Servicing (U.S.), Inc, the Fund's Administrator and Transfer Agent; BBD, LLP, the Fund's independent registered public accounting firm through fiscal year ended September 30, 2009; PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm commencing November 9, 2009; Drinker Biddle & Reath LLP, counsel to the Fund; Cipperman & Company, counsel to the independent Trustees; Bowne, one of the Fund's financial printers; Vintage, one of the Fund's financial printers; ISS, a proxy voting service provider; and Interactive Data Corporation, Investment Technology Group and Bloomberg, the Fund's pricing agents.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of the Fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund's shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a Delaware statutory trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

DIVIDEND RIGHTS

The Trustees may from time to time declare and pay dividends or other distributions with respect to any Series or Class. The amount of such dividends or distributions and the payment of them and whether they are in cash or any other Trust property shall be wholly in the discretion of the Trustees. All dividends and other distributions on Shares of a particular Series or Class shall be distributed pro rata to the Shareholders of that Series or Class in proportion to the number of Shares of that Series or Class they held on the record date established for such payment.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Declaration of Trust does not attempt to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Sub-Adviser. The Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures, a summary of which is included in Appendix B to this SAI. The Board of Trustees will periodically review the Fund's proxy voting record.


The Trust is required to disclose annually the Fund's complete proxy voting record on Form N-PX. Information regarding how the Trust voted proxies relating to portfolio securities held by the Fund during the 12-month period ended June 30, 2009, which was filed with the SEC on Form N-PX, is available without charge, upon request, by calling 1-888-572-0968 or by writing to the Fund at DundeeWealth Funds, c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9679, Providence, RI 02940-9679. The Fund's Form N-PX is also available on the SEC's website at www.sec.gov.


CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and Sub-Adviser have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics ("the Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Adviser's Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

FINANCIAL STATEMENTS


The financial statements of the Fund for the fiscal year ended September 30, 2009, included in the Annual Report to shareholders and the report dated November 24, 2009 of BBD, LLP, the independent registered public accounting firm for the Fund, related thereto, are incorporated herein by reference. No other parts of the Annual Report are incorporated herein by reference.

                               APPENDIX A -RATINGS

                        DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings
-------------------------

      A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

      "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


      "A-2" - The obligor's capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.


      "A-3" - Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


      "B" - An obligation is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Ratings of "B1", "B-2" and "B-3" may be assigned to indicate finer distinctions within the "B" category.

      "B-1" - A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

      "B-2" - A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

      "B-3" - A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.


      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.


      "R" - An obligor rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

      "SD" and "D" - an obligor rated "SD" (selective default) or "D" has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A "D" rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An "SD" rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

      "NR" - An issuer designated "NR" is not rated.


      Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      Moody's Investors Service ("Moody's") short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

      Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

      "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

      "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

      Fitch, Inc. / Fitch Ratings Ltd. ("Fitch") short-term ratings scale is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

      "F3" - Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

      "B" - Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

      "C" - Securities possess high short-term default risk. Default is a real possibility.


      "RD" - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.


      "D" - Default. Indicates a broad-based default for an entity, or the default of a specific short-term obligation.

      The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

      "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

      "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

      "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

      "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

      "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

      "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an "R-2 (middle)" credit. However, "R-2
(low)" ratings still display a level of credit strength that allows for a higher rating than the "R-3" category, with this distinction often reflecting the issuer's liquidity profile.

      "R-3" - Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

      "R-4" - Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

      "R-5" - Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

      "D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

Long-Term Credit Ratings
------------------------

      The following summarizes the ratings used by Standard & Poor's for long-term issues:

      "AAA" - An obligor rated "AAA" has extremely strong capacity to meet its financial commitments. "AAA" is the highest issuer credit rating assigned by Standard & Poor's.

      "AA" - An obligor rated "AA" has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

      "A" - An obligor rated "A" has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

      "BBB" - An obligor rated "BBB" has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.


      "BB," "B," "CCC" and "CC" - Obligors rated "BB," "B," "CCC" and "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      "BB" - An obligor rated "BB" is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.


      "B" - An obligor rated "B" is more vulnerable than the obligors rated "BB", but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments.


      "CCC" - An obligor rated "CCC" is currently vulnerable, and is dependent upon favorable business, financial and economic conditions to meet its financial commitments.

      "CC" - An obligor rated "CC" is currently highly vulnerable.

      Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.


      "R" - An obligor rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

      "SD" and "D" - An obligor rated "SD" (selective default) or "D" has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A "D" rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An "SD" rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A selective default includes the completion of a distressed exchange offer, whereby one or more financial obligation is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

      "NR" - An issuer designated "NR" is not rated.


      Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      The following summarizes the ratings used by Moody's for long-term debt:

      "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

      "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

      "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

      "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

      "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

      "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

      "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

      "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

      "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

      Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      The following summarizes long-term ratings used by Fitch:


      "AAA" - Securities considered to be of the highest credit quality. "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.


      "AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be of high credit quality. "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

      "BBB" - Securities considered to be of good credit quality. "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

      "BB" - Securities considered to be speculative. "BB" ratings indicate that there is an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

      "B" - Securities considered to be highly speculative. "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

      "CCC," "CC" and "C" - A "CCC" rating indicates substantial credit risk, with default a real possibility. A "CC" rating indicates very high levels of credit risk. Default of some kind appears probable. "C" ratings signal exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.

      "RD" - indicates an issuer that in Fitch ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.


      "D" - indicates an issuer that in Fitch ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

      Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

      "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

      In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.


      Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".


      The following summarizes the ratings used by DBRS for long-term debt:


      "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a "AAA" rating.


      "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

      "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

      "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

      "BB" - Long-term debt rated "BB" is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

      "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.


      "CCC", "CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

      "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal; that the issuer has made it clear that it will miss such a payment in the near future or in certain cases, that there has been a distressed exchange. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS. Where this scale is used for preferred securities, the nonpayment of a dividend will only be considered as a "D" if the missed payment constitutes default per the legal documents.


      ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

Municipal Note Ratings
----------------------


      A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:


      o Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

      o Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

      Note rating symbols are as follows:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

      "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

      "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

      In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

      When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

      VMIG rating expirations are a function of each issue's specific structural or credit features.

      "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings
--------------------


A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.


Moody's credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed them in accordance with the terms on which they invested. Fitch's credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                                  Proxy Voting

SMITH GROUP has a written policy for the voting of proxies. SMITH GROUP believes that voting client proxies is an important tool for maintaining long-term shareholder value for its clients in conjunction with the overall portfolio management process. This policy is designed to ensure that these ideals are effectively maintained in accordance with the client's best interests.

Policies and Procedures


Voting Responsibility and Oversight - An advisory committee has been established by SMITH GROUP that consists of senior members of the management team as well as senior portfolio managers and the CCO. It is this committee's responsibility to construct SMITH GROUP's overall voting guidelines as well as the procedures in order to ensure compliance. The committee meets quarterly to address ongoing issues and adapt guidelines to meet changes in the corporate governance environment.


Procedures - To ensure proper implementation of SMITH GROUP's stated proxy guidelines, SMITH GROUP has adopted the following procedures for voting proxies.


o For each client with whom SMITH GROUP has received stated proxy voting authority, as outlined in its advisory contract, the custodial bank or trustee has been instructed to forward proxy materials to SMITH GROUP's designated voting delegate.

o SMITH GROUP has contracted with a third party service provider to help with administrative functions such as collecting and sorting proxy materials. This relationship has been established to help SMITH GROUP with the administrative and research portion of its proxy voting responsibility.

o Proxy items that do not fall under the stated guidelines set forth by SMITH GROUP are reviewed on a case-by-case basis and voted in the client's best interest as determined by the proxy committee.

o SMITH GROUP will make copies of its policies and procedures available to all of its clients upon request. Details on how a particular client's proxies were voted are also available on request. To obtain proxy information, persons may contact the firm at Smith Asset Management Group, L.P., 100 Crescent Court, Suite 1150, Dallas, TX 75201 or by phone at (214) 880-4600.


Conflicts of Interest - There may be certain situations that arise where SMITH GROUP's interests potentially conflict with the interests of the client. These situations could include:

o SMITH GROUP provides advisory services to public firms that the company also owns in its clients' portfolios.

o SMITH GROUP, its affiliates, and/or its employees have business or personal relationships with public firms that SMITH GROUP also holds in its clients' portfolios.

o SMITH GROUP may be partially owned by a publicly traded company whose shares may also be held for its clients' portfolios.

If these situations arise and management is soliciting proxy votes, the following guidelines will be applied:

o If the proxy voting guidelines already determine a course of action, votes will be cast according to the guidelines.


o If the proxy item does not fall under the specified guidelines or have been identified to be voted on a case-by-case basis, votes will be cast in accordance with an independent third party corporate governance consultant. The consultant has been contracted by the Adviser to provide guidance on proxy items determined to be in the best interest of SMITH GROUP's clients.

Proxy Voting Record Keeping - SMITH GROUP will maintain records of all policies, procedures and guidelines as well as any amendments or updates. In addition, SMITH GROUP will maintain records of proxy votes recorded for each client and any documentation that was used to determine the basis on which to vote the specific item. Client requests for documentation will also be maintained by SMITH GROUP in order to comply with current rules and regulations governing proxy voting.